FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-172143-05

August 2, 2012
FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$1,321,152,968

(Approximate Total Mortgage Pool Balance)

$965,326,000

(Approximate Offered Certificates)

COMM 2012-CCRE2

Deutsche Mortgage & Asset Receiving Corporation Depositor

Cantor Commercial Real Estate Lending, L.P. German American Capital Corporation Ladder Capital Finance LLC Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		Cantor Fitzgerald & Co.
Joint Bookrunning Managers and Co-Lead Managers

Ladder Capital Securities	CastleOak Securities, L.P.	KeyBanc Capital Markets
Morgan Stanley		RBS
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE2 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus to be dated August 6, 2012, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1):
Joint Bookrunner & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,321,152,968
Managers:	Cantor Fitzgerald & Co.	Number of Mortgage Loans:	64
Co-Managers:	Ladder Capital Securities LLC	Number of Mortgaged Properties:	98
	CastleOak Securities, L.P.	Average Mortgage Loan Cut-off Date Balance:	$20,643,015
	KeyBanc Capital Markets Inc.	Average Mortgaged Property Cut-off Date Balance:	$13,481,153
	Morgan Stanley & Co. LLC	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.67x
	RBS Securities Inc.	Range of Mortgage Loan U/W NCF DSCR:	1.15x - 2.74x
Mortgage Loan Sellers:	Cantor Commercial Real Estate Lending, L.P.	Weighted Avg Mortgage Loan Cut-off Date LTV:	62.8%
	(“CCRE”) (48.4%), German American Capital	Range of Mortgage Loan Cut-off Date LTV:	38.1% - 76.7%
	Corporation* (“GACC”) (33.6%) and Ladder Capital	Weighted Avg Mortgage Loan Maturity Date or ARD LTV:	53.4%
	Finance LLC (“LCF”) (12.6%), GACC/LCF (5.4%)	Range of Mortgage Loan Maturity Date or ARD LTV:	23.3% - 70.5%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Weighted Avg U/W NOI Debt Yield:	11.1%
Master Servicer:	Wells Fargo Bank, National Association	Range of U/W NOI Debt Yield:	7.5% - 15.1%
Operating Advisor:	Park Bridge Lender Services LLC	Weighted Avg Mortgage Loan
Special Servicer:	Midland Loan Services, a division of PNC Bank,	Original Term to Maturity (months)(2):	116
	National Association	Weighted Avg Mortgage Loan
Trustee:	U.S. Bank National Association	Remaining Term to Maturity (months)(2):	114
Certificate Administrator:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan Seasoning (months):	2
Rating Agencies:	Fitch, Inc. and Moody’s Investors Service, Inc.	% Mortgage Loans with Amortization for Full Term:	71.2%
Determination Date:	The 11th day of each month, or if such 11th day is not	% Mortgage Loans with Partial Interest Only:	14.7%
	a business day, the following business day,	% Mortgage Loans with Full Interest Only:	14.1%
	commencing in September 2012.	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	83.4%
Distribution Date:	4th business day following the Determination Date in	% Mortgage Loans with Upfront or
	each month, commencing September 2012.	Ongoing Replacement Reserves(3):	83.6%
Cut-off Date:	Due Dates in August 2012 (or related origination	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	42.4%
	date, if later). Unless otherwise noted, all Mortgage	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(4):	72.2%
	Loan statistics are based on balances as of the Cut-	% Mortgage Loans with Upfront Engineering Reserves:	33.8%
	off Date.	% Mortgage Loans with Upfront or Ongoing Other Reserves:	49.4%
Settlement Date:	On or about August 22, 2012
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,	(1)
With respect to the 260 and 261 Madison Avenue loan and the Crossgates Mall loan, LTV, DSCR, Debt Yield and Cut-off Date Balance per Unit/Room/Bed/NRA calculations include all related pari passu companion loans.

	with accrued interest.
ERISA Eligible:	All of the Offered Classes are expected to be ERISA
	eligible.	(2)	For ARD loans, the original term to maturity and remaining term to maturity are through the anticipated repayment date.
SMMEA Eligible:	None of the Offered Classes will be SMMEA eligible.
Day Count:	30/360	(3)	Includes FF&E Reserves.
Tax Treatment:	REMIC	(4)	Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, mixed use and industrial properties only.
Rated Final Distribution Date:	August 2045
Minimum Denominations:	$10,000 (or $1,000,000 with respect to Class X-A)
	and in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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COMM 2012-CCRE2 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels(6)	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	AAA(sf) / Aaa(sf)	$81,982,000	30.000%	2.52	1 – 57	44.0%	15.9%
Class A-2	AAA(sf) / Aaa(sf)	$94,591,000	30.000%	4.80	57 – 60	44.0%	15.9%
Class A-SB	AAA(sf) / Aaa(sf)	$101,979,000	30.000%	7.39	60 – 115	44.0%	15.9%
Class A-4	AAA(sf) / Aaa(sf)	$546,255,000	30.000%	9.80	117 – 119	44.0%	15.9%
Class X-A(7)	AAA(sf) / Aaa(sf)	$1,055,270,000(8)	N/A	N/A	N/A	N/A	N/A
Class A-M	AAA(sf) / Aaa(sf)	$77,629,000	20.125%	9.90	119 – 119	50.2%	13.9%
Class B	AA(sf) / Aa2(sf)	$37,341,000	15.375%	9.90	119 – 119	53.1%	13.1%
Class C	A(sf) / A2(sf)	$25,549,000	12.125%	9.90	119 – 119	55.2%	12.6%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels(6)	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A–3	AAA(sf) / Aaa(sf)	$100,000,000	30.000%	9.71	115 – 117	44.0%	15.9%
Class X–B(7)	NR / Ba3(sf)	$265,882,967(8)	N/A	N/A	N/A	N/A	N/A
Class A–M–PEZ(9)	AAA(sf) / Aaa(sf)	$52,834,000(10)	20.125%	9.90	119 – 119	50.2%	13.9%
Class B–PEZ(9)	AA(sf) / Aa2(sf)	$25,414,000(10)	15.375%	9.90	119 – 119	53.1%	13.1%
Class PEZ(9)	NR / A2(sf)	$105,000,000(10)	10.375%	9.90	119 – 120	56.3%	12.4%
Class C–PEZ(9)	A(sf) / A2(sf)	$17,389,000(10)	12.125%	9.90	119 – 119	55.2%	12.6%
Class D(9)	BBB+(sf) / Baa1(sf)	$23,120,000(10)	10.375%	9.95	119 – 120	56.3%	12.4%
Class E	BBB-(sf) / Baa3(sf)	$51,195,000	6.500%	9.98	120 – 120	58.7%	11.9%
Class F	BB(sf) / Ba2(sf)	$23,120,000	4.750%	9.98	120 – 120	59.8%	11.7%
Class G	B(sf) / B2(sf)	$23,120,000	3.000%	9.98	120 – 120	60.9%	11.4%
Class H	NR / NR	$39,634,967	0.000%	9.98	120 – 120	62.8%	11.1%

(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class A–M–PEZ, Class B, Class B–PEZ, Class C, Class C–PEZ, Class D, Class E, Class F, Class G and Class H Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and that mortgage loans with anticipated repayment dates are repaid on their respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are represented in the aggregate. The initial subordination levels for the Class A-M and Class A-M-PEZ Certificates are represented in the aggregate. The initial subordination levels for the Class B and Class B-PEZ Certificates are represented in the aggregate. The initial subordination levels for the Class C and Class C-PEZ Certificates are represented in the aggregate.

(7)
The pass–through rate applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M and Class A–M–PEZ Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M–PEZ, Class B–PEZ, Class C–PEZ and Class D Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class B–PEZ, Class C, Class C–PEZ, Class D, Class E, Class F, Class G and Class H Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M–PEZ, Class B–PEZ, Class C–PEZ and Class D Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.
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COMM 2012-CCRE2 Mortgage Trust

SUMMARY OF THE CERTIFICATES

(8)
The Class X–A and Class X–B Certificates (the “Class X Certificates”) will not have a Certificate Balance.  None of the Class X–A or Class X–B Certificates are entitled to distributions of principal.  The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M and Class A–M–PEZ Certificates (without regard to any exchange of Class A–M–PEZ, Class B–PEZ, Class C–PEZ and Class D Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount equal to the sum of the total class principal balances of each of the Class B, Class B–PEZ, Class C, Class C–PEZ, Class D, Class E, Class F, Class G and Class H Certificates (without regard to any exchange of Class A–M–PEZ, Class B–PEZ, Class C–PEZ and Class D Certificates for Class PEZ Certificates).

(9)
The Class A–M–PEZ, Class B–PEZ, Class C–PEZ and Class D Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for Class A–M–PEZ, Class B–PEZ, Class C–PEZ and Class D Certificates.  The Class PEZ Certificates will not have a pass–through rate, but will be entitled to receive the sum of the interest distributable on the Class A–M–PEZ, Class B–PEZ, Class C–PEZ and Class D Certificates that are exchanged for such Class PEZ Certificates.

(10)
The initial Certificate Balance of the Class A–M–PEZ, Class B–PEZ, Class C–PEZ and Class D Certificates represents the Certificate Balance of such class without giving effect to any exchange.  The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A–M–PEZ, Class B–PEZ, Class C–PEZ and $9,363,000 of Class D Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange.

Short–Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	U/W NOI Debt Yield
A–1/A–2	LCF	Residence Inn Milwaukee	Hospitality	$19,993,184	57	1.52x	67.5%	11.8%
A–1/A–2	LCF	Royal St. Charles	Hospitality	$8,964,340	57	1.64x	55.3%	14.4%
A-2	CCRE	Embassy Suites Valencia	Hospitality	$13,458,198	58	1.52x	67.3%	12.7%
A–2	CCRE	3018 Heath Avenue(3)	Multifamily	$6,900,000	58	1.32x	74.7%	8.8%
A–2	CCRE	1576 Taylor Avenue(3)	Multifamily	$6,150,000	58	1.32x	74.7%	8.8%
A–2	CCRE	2770 Kingsbridge Terrace(2)	Multifamily	$5,700,000	58	1.31x	75.0%	8.8%
A–2	CCRE	75 West 190th Street(3)	Multifamily	$5,600,000	58	1.32x	74.7%	8.8%
A-2	CCRE	1055 Grand Concourse	Multifamily	$5,500,000	59	1.37x	64.0%	8.8%
A–2	CCRE	2505 Aqueduct Avenue(2)	Multifamily	$4,875,000	58	1.31x	75.0%	8.8%
A–2	CCRE	2500 University Avenue(2)	Multifamily	$4,875,000	58	1.31x	75.0%	8.8%
A–2	CCRE	3215 Holland Avenue(2)	Multifamily	$4,425,000	58	1.31x	75.0%	8.8%
A–2	CCRE	2785 Sedgwick Avenue(3)	Multifamily	$3,825,000	58	1.32x	74.7%	8.8%
A–2	CCRE	686 Rosewood Street(2)	Multifamily	$3,150,000	58	1.31x	75.0%	8.8%
A-2	CCRE	305 Bedford Park Boulevard	Multifamily	$3,100,000	59	1.48x	73.8%	9.6%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses for the indicated Certificates. See “Yield and Maturity Considerations – Yield Considerations” in the Free Writing Prospectus.

(2)	These five loans are cross collateralized and cross defaulted with each other and identified herein as the Bronx Multifamily Crossed Pool A.
(3)	These fours loans are cross collateralized and cross defaulted with each other and identified herein as the Bronx Multifamily Crossed Pool B.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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COMM 2012-CCRE2 Mortgage Trust

TRANSACTION HIGHLIGHTS

▪	$1,321,152,967 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 64 fixed–rate commercial, multifamily and manufactured housing community loans that have an aggregate Cut–off Date balance of $1,321,152,968 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $20,643,015 per Mortgage Loan and are secured by 98 Mortgaged Properties located throughout 19 states and the District of Columbia.

–	LTV: 62.8% weighted average Cut–off Date LTV and 53.4% weighted average Maturity Date or ARD LTV.

–	DSCR: 1.79x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.67x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 11.1% weighted average debt yield, based on Underwritten NOI. 10.3% weighted average debt yield, based on Underwritten NCF.

–	Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates in the aggregate, which are rated AAA(sf) / Aaa(sf) by Fitch/Moody’’s.

▪	Loan Structural Features:

–	Amortization: 85.9% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:

▪	71.2% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity or ARD.

▪	14.7% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity or ARD.

–	Hard Lockboxes: 71.0% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.

▪
Cash Traps: 89.7% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than 1.05x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:

▪	Real Estate Taxes: 60 Mortgage Loans representing 83.4% of the total Cut–off Date Balance.

▪	Insurance Reserves: 48 Mortgage Loans representing 42.4% of the total Cut–off Date Balance.

▪	Replacement Reserves (Including FF&E Reserves): 60 Mortgage Loans representing 83.6% of the total Cut–off Date Balance.

▪	Tenant Improvement / Leasing Commissions: 30 Mortgage Loans representing 72.2% of the total allocated Cut–off Date Balance of office, retail, mixed use and industrial properties only.

–	Defeasance: 85.2% of the Mortgage Loans by Cut–off Date Balance permit defeasance after a lockout period and prior to an open period.

–
Yield Maintenance: 14.7% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge, following the respective lockout period (which may be zero) and prior to an open period.

–
Defeasance or Yield Maintenance: 0.1% of the Mortgage Loans by Cut–off Date Balance permit prepayment with either a Yield Maintenance Charge from the first payment date until the open period, or Defeasance following an initial period of 2 years from the Closing Date until the open period.

▪	Multiple–Asset Types > 5.0% of the Total Pool:

–	Office: 52.0% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–
Retail: 23.4% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties (21.9% of the Mortgaged Properties are anchored retail properties, including single tenant and shadow anchored properties)

–	Multifamily: 9.8% of the Mortgaged Properties by allocated Cut–off Date Balance are multifamily properties.

–	Hospitality: 5.7% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

▪
Geographic Diversity: The 98 Mortgaged Properties are located throughout 19 states and the District of Columbia, with only three states having greater than 10.0% by allocated Cut–off Date Balance: New York (27.4%), California (15.1%) and Texas (12.2%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.
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COMM 2012-CCRE2 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, then, to the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A–M and Class A–M–PEZ Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, until the Certificate Balance of each such Class is reduced to zero, then, to the Class B and Class B–PEZ Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, until the Certificate Balance of each such Class is reduced to zero, then, to the Class C and Class C–PEZ Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, until the Certificate Balance of each such Class is reduced to zero, and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total Certificate Balance of the Class A–M through Class H Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A–M and Class A–M–PEZ Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class B and Class B–PEZ Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class C and Class C–PEZ Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, and then, to the extent of any recoveries on realized losses, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the Certificate Balance of each such Class is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A and Class X–B Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M and Class A–M–PEZ Certificates (without regard to any exchange of Class A–M–PEZ, Class B–PEZ, Class C–PEZ and Class D Certificates for Class PEZ Certificates); and (ii) the notional amount of the Class X–B Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class B, Class B–PEZ, Class C, Class C–PEZ, Class D, Class E, Class F, Class G and Class H Certificates (without regard to any exchange of Class A–M–PEZ, Class B–PEZ, Class C–PEZ and Class D Certificates for Class PEZ Certificates).

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class X–A and Class X–B Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A–M and Class A–M–PEZ Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class B and Class B–PEZ Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class C and Class C–PEZ Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class A–M–PEZ, Class B, Class B–PEZ, Class C, Class C–PEZ, Class D, Class E, Class F, Class G and Class H Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.

The pass–through rate applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M and Class A–M–PEZ Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M–PEZ, Class B–PEZ, Class C–PEZ and Class D Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class B–PEZ, Class C, Class C–PEZ, Class D, Class E, Class F, Class G and Class H Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M–PEZ, Class B–PEZ, Class C–PEZ and Class D Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus.

The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the Class A-M-PEZ, Class B-PEZ, Class C-PEZ and Class D Certificates that are exchanged for such PEZ Certificates.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest–bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class H through and including Class D, then to the Class C and Class C–PEZ Certificates on a pro rata basis based on the Certificate Balance of each such class, then to the Class B and Class B–PEZ Certificates on a pro rata basis based on the Certificate Balance of each such class, then to the Class A–M and Class A–M–PEZ Certificates on a pro rata basis based on the Certificate Balance of each such class, and then to the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of either of the Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates that are components of the notional amount of such Class of Class X Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) collected will be allocated to each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class A–M–PEZ, Class B, Class B–PEZ, Class C, Class C–PEZ, Class D and Class E Certificates (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1 through Class E Certificates on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of such Class of Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Classes then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

Sale of Defaulted Loans:
Defaulted loans will be sold in a process similar to the sale process for REO property, as described under “The Pooling and Servicing Agreement—Sale of Defaulted Mortgage Loans and Serviced REO Properties” in the Free Writing Prospectus.  There will be no “fair market value purchase option” and the Controlling Class Representative will have no right of first refusal with respect to the sale of defaulted loans.

Loan Combinations:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 260 and 261 Madison Avenue secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $105,000,000, representing approximately 7.9% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with a companion loan that has an outstanding principal balance as of the Cut–off Date of $126,000,000, is not part of the mortgage pool and is currently held by Cantor Commercial Real Estate Lending, L.P.  The 260 and 261 Madison Avenue Mortgage Loan and related companion loan are pari passu in right of payment and are referred to herein as the “260 and 261 Madison Avenue Loan Combination.”  The 260 and 261 Madison Avenue pari passu companion loan may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  The 260 and 261 Madison Avenue Loan Combination will initially be serviced pursuant to the pooling and servicing agreement related to this transaction and the related intercreditor agreement.  After the securitization of the 260 and 261 Madison Avenue pari passu companion loan, the 260 and 261 Madison Avenue Loan Combination will be serviced pursuant to the pooling and servicing agreement related to such other securitization and the related intercreditor agreement.  For additional information regarding the 260 and 261 Madison Avenue Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The 260 and 261 Madison Avenue Loan Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Crossgates Mall secures a Mortgage Loan (the “Crossgates Mall Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $71,779,584, representing approximately 5.4% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with the following companion loans, which are not part of the mortgage pool:  (i) a companion loan with an outstanding principal balance as of the cut–off date of $119,632,640, which is currently held by the COMM 2012–CCRE1 Mortgage Trust, (ii) a companion loan with an outstanding principal balance as of the cut–off date of $77,761,216, which is currently held by German American Capital Corporation and (iii) a companion loan with an outstanding principal balance as of the cut–off date of $29,908,160, which is currently held by Ladder Capital Finance LLC.  The Crossgates Mall Mortgage Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Crossgates Mall Loan Combination.”  The Crossgates Mall Loan Combination will be serviced pursuant to the pooling and servicing agreement related to this transaction and the related intercreditor agreement.  For additional information regarding the Crossgates Mall Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Crossgates Mall Loan Combination” in the Free Writing Prospectus.

Control Rights:
Other than with respect to the 260 and 261 Madison Avenue Loan Combination, certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

Prior to the securitization of the 260 and 261 Madison Avenue pari passu companion loan, the directing holder of the 260 and 261 Madison Avenue Loan Combination will be the holder of the companion loan, which initially will be Cantor Commercial Real Estate Lending, L.P.  After the securitization of the 260 and 261 Madison Avenue pari passu companion loan, the directing holder of the 260 and 261 Madison Avenue Loan Combination will be the directing holder of the related securitization that holds the companion loan.  Prior to the occurrence and continuance of a Consultation Termination Event, the Directing Holder of this transaction will have consultation rights (but not control rights) with respect to certain material actions to be taken by the master servicer and the special servicer of the 260 and 261 Madison Avenue Loan Combination. The directing holder of the 260 and 261 Madison Avenue Loan Combination is referred to herein as the “Loan Combination Directing Holder”.

In the case of the Crossgates Mall Loan Combination, the holders of the related companion loans will have certain consultation rights (but not control rights) with respect to certain material actions to be taken by the Master servicer and the Special Servicer of this transaction with respect to the Crossgates Mall Loan Combination as described under “Description of the Mortgage Pool—Loan Combinations” in the Free Writing Prospectus.

Control Eligible Certificates:	Class F, Class G and Class H Certificates.

Controlling Class:	The Controlling Class will be the most subordinate Class of Control Eligible Certificates

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.
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then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class H Certificates.

The holder of the control rights with respect to the 260 and 261 Madison Avenue Loan Combination will be the related Loan Combination Directing Holder.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
Eightfold Real Estate Capital Fund II, L.P., a Delaware limited partnership, will be the initial Directing Holder (for each Mortgage Loan other than the 260 and 261 Madison Avenue Mortgage Loan) and will also own 100% of the Class F, Class G and Class H Certificates as of the Settlement Date.

The directing holder with respect to the 260 and 261 Madison Avenue Loan Combination will be the related Loan Combination Directing Holder.  The Loan Combination Directing Holder of the 260 and 261 Madison Avenue Loan Combination will initially be Cantor Commercial Real Estate Lending, L.P.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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With respect to the 260 and 261 Madison Avenue Loan Combination, the related Loan Combination Directing Holder will retain its control rights as specified under the related intercreditor agreement, without regard to whether a Control Termination Event has occurred and is continuing under the pooling and servicing agreement for this transaction.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to no less than 25% of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

With respect to the 260 and 261 Madison Avenue Loan Combination, the related Loan Combination Directing Holder will retain its control rights as specified under the related intercreditor agreement, without regard to whether a Consultation Termination Event has occurred and is continuing under the pooling and servicing agreement for this transaction.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer by Vote of Certificateholders:
Other than with respect to the 260 and 261 Madison Avenue Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the aggregate voting rights of all Classes of Certificates (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of the aggregate voting rights of all Classes of Certificates entitled to principal (taking into account Realized Losses and the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer must be confirmed by a majority of the voting rights of all Classes of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Certificates (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

With respect to the 260 and 261 Madison Avenue Loan Combination, none of the Directing Holder, the Trustee or any Certificateholders will have the right to replace the special servicer.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation proceeds and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. The Special Servicer will also be required to disclose in the Certificateholders’ monthly distribution date statement any compensation or other remuneration the Special Servicer or its affiliates have received from any person.

Operating Advisor:
With respect to the Mortgage Loans and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the Voting Rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans), vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable Voting Rights that exercise their right to vote, provided that holders of at least 50% of the applicable Voting Rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

13

COMM 2012-CCRE2 Mortgage Trust

STRUCTURE OVERVIEW

The Operating Advisor will not have consultation rights in respect of the 260 and 261 Madison Avenue Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

14

COMM  2012-CCRE2 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Distribution of Cut-off Date Balances

Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
$798,000	–	$9,999,999	36	$225,357,971	17.1%	5.141%	101	1.48x	68.4%	57.9%
$10,000,000	–	$19,999,999	11	$160,950,937	12.2%	5.160%	106	1.49x	67.0%	54.6%
$20,000,000	–	$39,999,999	10	$275,712,903	20.9%	4.957%	119	1.65x	63.2%	50.6%
$40,000,000	–	$69,999,999	1	$69,760,663	5.3%	5.014%	117	1.49x	71.5%	58.3%
$70,000,000	–	$99,999,999	2	$151,779,584	11.5%	4.977%	118	2.08x	62.6%	57.7%
$100,000,000	–	$117,876,076	4	$437,590,909	33.1%	4.692%	118	1.73x	56.6%	50.1%
Total/Weighted Average			64	$1,321,152,968	100.0%	4.931%	114	1.67x	62.8%	53.4%

Distribution of Mortgage Rates

Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
3.900%	–	4.499%	2	$135,610,309	10.3%	4.063%	118	2.15x	40.9%	32.6%
4.500%	–	4.999%	32	$596,896,987	45.2%	4.773%	113	1.75x	62.8%	55.7%
5.000%	–	5.499%	20	$457,057,064	34.6%	5.160%	116	1.45x	69.6%	57.4%
5.500%	–	5.999%	8	$119,629,165	9.1%	5.699%	108	1.52x	61.3%	50.3%
6.000%	–	6.500%	2	$11,959,442	0.9%	6.181%	72	1.61x	57.9%	51.9%
Total/Weighted Average			64	$1,321,152,968	100.0%	4.931%	114	1.67x	62.8%	53.4%

Property Type Distribution(3)

Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Pad or NRA	Weighted Averages
					Cut–off Date Balance per Unit/Room/ Pad/NRA	Mortgage Rate	Stated Remaining Term (Mos.)(2)	Occupancy	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
Office	14	$687,124,557	52.0%	4,490,519	201	4.796%	118	91.6%	1.68x	60.4%	51.4%
CBD	6	$535,507,187	40.5%	3,150,931	221	4.750%	118	90.8%	1.69x	59.6%	51.8%
Suburban	7	$147,331,692	11.2%	1,311,880	130	4.960%	119	94.1%	1.65x	62.9%	50.0%
Medical	1	$4,285,678	0.3%	27,708	155	4.806%	118	100.0%	1.66x	68.9%	51.3%
Retail	23	$309,781,289	23.4%	3,501,633	149	4.906%	118	93.6%	1.85x	64.4%	55.6%
Anchored(4)	13	$288,804,664	21.9%	3,329,479	151	4.875%	118	93.2%	1.87x	64.4%	55.8%
Unanchored	10	$20,976,625	1.6%	172,154	131	5.324%	118	100.0%	1.56x	64.6%	53.7%
Multifamily	31	$128,921,071	9.8%	2,091	78,174	5.000%	93	95.5%	1.38x	68.8%	57.7%
Hospitality	6	$75,032,148	5.7%	780	105,294	5.496%	84	76.3%	1.60x	65.0%	56.0%
Mixed Use	15	$46,439,193	3.5%	185,757	350,074	4.986%	119	96.8%	1.44x	68.7%	57.3%
Multifamily/Retail	11	$28,687,181	2.2%	44,220	566,619	5.005%	119	99.5%	1.29x	69.1%	58.2%
Office/Retail	3	$10,668,805	0.8%	71,223	164	5.058%	119	98.9%	1.77x	66.7%	55.0%
Industrial/Self Storage	1	$7,083,208	0.5%	70,314	101	4.800%	118	82.4%	1.58x	70.1%	57.4%
Industrial	3	$39,506,554	3.0%	703,856	67	5.632%	117	100.0%	1.44x	58.0%	44.4%
Self Storage	4	$20,956,665	1.6%	2,922	7,457	5.450%	118	77.2%	1.66x	62.0%	51.8%
Manufactured Housing Community	2	$13,391,491	1.0%	406	33,379	5.547%	116	95.8%	1.63x	69.2%	58.1%
Total/Weighted Average	98	$1,321,152,968	100.0%			4.931%	114	91.8%	1.67x	62.8%	53.4%

Geographic Distribution(3)

State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
New York	17	$361,794,418	27.4%	4.818%	109	1.74x	54.2%	48.5%
California	8	$199,376,739	15.1%	5.180%	114	1.46x	65.4%	54.4%
Southern(5)	5	$145,567,996	11.0%	5.136%	113	1.39x	69.8%	58.1%
Northern(5)	3	$53,808,743	4.1%	5.301%	118	1.65x	53.4%	44.3%
Texas	9	$161,675,869	12.2%	4.875%	119	1.75x	61.2%	49.9%
Illinois	11	$123,429,893	9.3%	4.773%	119	2.28x	65.3%	60.9%
District of Columbia	1	$110,000,000	8.3%	4.580%	118	1.55x	64.6%	59.2%
Delaware	2	$97,916,278	7.4%	5.010%	117	1.49x	73.0%	59.7%
Other	50	$266,959,771	20.2%	5.120%	112	1.51x	67.6%	53.1%
Total/Weighted Average	98	$1,321,152,968	100.0%	4.931%	114	1.67x	62.8%	53.4%
(1)	With respect to the 260 and 261 Madison Avenue loan and the Crossgates Mall loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include all related pari passu companion loans.
(2)	In the case of 1 Mortgage Loan with an Anticipated Repayment Date, Stated Remaining Term (Mos.) is through the related Anticipated Repayment Date.
(3)	Reflects allocated loan amount for properties securing multi–property Mortgage Loans.
(4)	Includes anchored, single tenant and shadow anchored properties.
(5)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued“ basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any ““indications of interest”“ expressed by you, and any ““soft circles”“ generated by us, will not create binding contractual obligations for you or us.

15

COMM 2012-CCRE2 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Distribution of Cut-off Date LTV Ratios

Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
38.1%	–	49.9%	3	$146,176,073	11.1%	4.413%	118	2.07x	39.9%	31.8%
50.0%	–	54.9%	3	$144,113,730	10.9%	4.800%	118	1.89x	50.5%	47.7%
55.0%	–	59.9%	5	$56,947,475	4.3%	5.042%	109	1.65x	56.8%	42.6%
60.0%	–	64.9%	14	$372,545,243	28.2%	4.963%	117	1.77x	63.1%	56.1%
65.0%	–	69.9%	11	$157,600,029	11.9%	5.090%	106	1.53x	68.2%	55.4%
70.0%	–	76.7%	28	$443,770,417	33.6%	5.045%	112	1.43x	72.8%	60.7%
Total/Weighted Average			64	$1,321,152,968	100.0%	4.931%	114	1.67x	62.8%	53.4%

Distribution of LTV Ratios at Maturity or ARD

Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
23.3%	–	44.9%	8	$209,308,117	15.8%	4.440%	118	1.98x	44.4%	33.4%
45.0%	–	49.9%	4	$69,968,254	5.3%	4.850%	120	1.55x	62.6%	47.1%
50.0%	–	54.9%	10	$284,978,828	21.6%	5.246%	116	1.65x	58.1%	51.6%
55.0%	–	59.9%	18	$469,450,722	35.5%	4.938%	118	1.48x	69.2%	58.3%
60.0%	–	64.9%	14	$238,847,047	18.1%	4.984%	110	1.89x	69.2%	61.7%
65.0%	–	70.5%	10	$48,600,000	3.7%	4.982%	58	1.33x	74.8%	70.2%
Total/Weighted Average			64	$1,321,152,968	100.0%	4.931%	114	1.67x	62.8%	53.4%

Distribution of Underwritten NCF Debt Service Coverage Ratios

Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
1.15x	–	1.29x	4	$35,851,050	2.7%	5.258%	118	1.20x	68.6%	52.2%
1.30x	–	1.39x	16	$276,487,842	20.9%	5.171%	107	1.35x	69.4%	59.0%
1.40x	–	1.49x	14	$223,406,309	16.9%	4.959%	117	1.44x	69.3%	54.1%
1.50x	–	1.59x	11	$274,183,426	20.8%	4.901%	111	1.54x	68.7%	59.8%
1.60x	–	1.74x	8	$123,596,041	9.4%	5.433%	114	1.69x	58.1%	48.1%
1.75x	–	1.99x	6	$150,570,987	11.4%	5.014%	118	1.86x	55.3%	51.5%
2.00x	–	2.74x	5	$237,057,314	17.9%	4.295%	118	2.34x	48.3%	42.8%
Total/Weighted Average			64	$1,321,152,968	100.0%	4.931%	114	1.67x	62.8%	53.4%

Distribution of Original Terms to Maturity or ARD

Range of Original Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
60	–	119	14	$96,515,722	7.3%	5.264%	58	1.42x	69.8%	64.9%
120	–	120	50	$1,224,637,246	92.7%	4.904%	118	1.69x	62.2%	52.5%
Total/Weighted Average			64	$1,321,152,968	100.0%	4.931%	114	1.67x	62.8%	53.4%

Distribution of Remaining Terms to Maturity or ARD

Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
57	–	60	14	$96,515,722	7.3%	5.264%	58	1.42x	69.8%	64.9%
115	–	120	50	$1,224,637,246	92.7%	4.904%	118	1.69x	62.2%	52.5%
Total/Weighted Average			64	$1,321,152,968	100.0%	4.931%	114	1.67x	62.8%	53.4%
(1)	With respect to the 260 and 261 Madison Avenue loan and the Crossgates Mall loan, LTV and DSCR calculations include all related pari passu companion loans.
(2)	In the case of one Mortgage Loan with an Anticipated Repayment Date, Stated Remaining Term (Mos.) is through the related Anticipated Repayment Date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

16

COMM 2012-CCRE2 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Ten Largest Mortgage Loans

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per Unit/Room/ Pad/NRA	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
1055 West 7th Street	GACC	Los Angeles, CA	Office	$117,876,076	8.9%	$191	71.4%	1.37x	9.7%
77 K Street	GACC	Washington, DC	Office	110,000,000	8.3%	$337	64.6%	1.55x	10.0%
260 and 261 Madison Avenue(1)	CCRE	New York, NY	Office	105,000,000	7.9%	$250	50.2%	1.88x	10.2%
520 Eighth Avenue	CCRE	New York, NY	Office	104,714,833	7.9%	$138	38.1%	2.17x	13.5%
Chicago Ridge Mall	GACC	Chicago Ridge, IL	Retail	80,000,000	6.1%	$141	61.7%	2.74x	13.5%
Crossgates Mall(1)	GACC/LCF	Albany, NY	Retail	71,779,584	5.4%	$230	63.6%	1.35x	9.5%
500 Delaware Avenue	LCF	Wilmington, DE	Office	69,760,663	5.3%	$188	71.5%	1.49x	10.4%
GSA New Orleans	CCRE	New Orleans, LA	Office	36,000,000	2.7%	$183	68.6%	1.45x	10.5%
Lakeside Square	CCRE	Dallas, TX	Office	35,000,000	2.6%	$87	61.0%	1.74x	13.7%
Sentry Park West	GACC	Blue Bell, PA	Office	31,440,657	2.4%	$138	72.3%	1.53x	10.5%
Total/Weighted Average:				$761,571,814	57.6%		60.6%	1.76x	11.0%

Pari Passu Note Loan Summary

Mortgage Loans	Mortgage Loan Cut–off Date Balance	Companion Loan Cut–off Date Balance	Loan Combination Cut–off Date Balance	Controlling Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
260 and 261 Madison Avenue	$105,000,000	$126,000,000	$231,000,000	TBD	(2)	(2)	(2)
Crossgates Mall	$71,779,584	$227,302,017	$299,081,601	COMM 2012–CCRE2	Wells Fargo	Midland Loan Services	COMM 2012–CCRE2

Existing Mezzanine Debt Summary

Mortgage Loans	Mortgage Loan Cut–off Date Balance	Mezzanine Cut–off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
500 Delaware Avenue	$69,760,663	$10,000,000	1.49x	1.21x	71.5%	81.8%	10.4%	9.1%
River Street Apartment Portfolio(3)	$13,485,000	$1,650,000	1.41x	1.17x	66.8%	72.0%	9.4%	8.5%
Roxbury Multifamily Portfolio(3)	$9,860,000	$1,250,000	1.46x	1.17x	62.4%	72.0%	9.7%	8.5%
Boston City Multifamily Portfolio(3)	$8,655,000	$1,100,000	1.48x	1.17x	61.8%	72.0%	9.8%	8.5%
(1)
With respect to the 260 and 261 Madison Avenue and the Crossgates Mall loan, LTV, DSCR, Debt Yield and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include all related pari passu companion loans.

(2)
The 260 and 261 Madison Avenue loan combination will initially be serviced pursuant to the pooling and servicing agreement related to this transaction and the related intercreditor agreement.  After the securitization of the 260 and 261 Madison Avenue pari passu companion loan designated as promissory note A–1, the 260 and 261 Madison Avenue loan combination will be serviced pursuant to the pooling and servicing agreement related to such other securitization and the related intercreditor agreement.  For additional information regarding the 260 and 261 Madison Avenue loan combination, see “Description of the Mortgage Pool—Loan Combinations—The 260 and 261 Madison Avenue Loan Combination” in the Free Writing Prospectus.

(3)	Each mezzanine loan is cross-collateralized and cross-defaulted with the other related mezzanine loans.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17

COMM 2012-CCRE2 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Previous Securitization History(2)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
520 Eighth Avenue	CCRE	New York, NY	Office	$104,714,833	7.9%	WBCMT 2004–C10
Crossgates Mall	GACC/LCF	Albany, NY	Retail	$71,779,584	5.4%	JPMCC 2006–FL1A
GSA New Orleans	CCRE	New Orleans, LA	Office	$36,000,000	2.7%	JPMCC 2002–CIB5
Lakeside Square	CCRE	Dallas, TX	Office	$35,000,000	2.6%	MLMT 2005–LC1
U–Haul Portfolio SAC 26(3)	GACC	Various	Self Storage	$20,956,665	1.6%	JPMCC 2002–C2
Residence Inn Milwaukee	LCF	Milwaukee, WI	Hospitality	$19,993,184	1.5%	BSCMS 2007–PW17
Greens Crossroads	CCRE	Houston, TX	Retail	$12,736,673	1.0%	CWCI 2007–C3
Royal St. Charles(4)	LCF	New Orleans, LA	Hospitality	$8,964,340	0.7%	GCCFC 2003–C1
Sterling Hills Apartments	CCRE	Johnson City, TN	Multifamily	$8,500,000	0.6%	JPMCC 2005–LDP5
Market Place at Oxnard(5)	LCF	Oxnard, CA	Retail	$8,218,254	0.6%	JPMCC 2005–LDP4
Klein Crossing Shopping Center	LCF	Spring, TX	Retail	$7,450,434	0.6%	JPMCC 2007–CB19
29 Prince Street	CCRE	New York, NY	Mixed Use	$7,000,000	0.5%	CD 2007–CD4
400 North State Street	CCRE	Chicago, IL	Mixed Use	$6,992,561	0.5%	BSCMS 2004–PWR4
Nottingham Apartments(6)	LCF	Kalamazoo, MI	Multifamily	$5,846,701	0.4%	GCCFC 2003–C1
Avalon MHP	LCF	Jurupa Valley, CA	Manufactured Housing Community	$4,279,413	0.3%	COMM 2007–C9
Walgreens Knoxville	LCF	Knoxville, TN	Retail	$4,156,731	0.3%	JPMCC 2002–C2
Total				$362,589,374	27.4%
(1)	With respect to the Crossgates Mall loan, LTV, DSCR, Debt Yield and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include all related pari passu companion loans.
(2)	Includes Mortgaged Properties securing Mortgage Loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.
(3)	For the U–Haul Portfolio SAC 26 loan, the borrower paid off prior CMBS debt with cash in April 2012.
(4)	For the Royal St. Charles loan, the current borrower, which has no relationship to the prior ownership, took title in February 2011.
(5)	For the Market Place at Oxnard loan, the previously securitized debt consisted of two loans that were cross–collateralized and cross–defaulted.
(6)	For the Nottingham Apartments loan, the current borrower, which has no relationship to the prior ownership, purchased the property at auction in July 2011.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1055 West 7th Street Los Angeles, CA 90017	Collateral Asset Summary 1055 West 7th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$117,876,076 71.4% 1.37x 9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20

1055 West 7th Street Los Angeles, CA 90017	Collateral Asset Summary 1055 West 7th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$117,876,076 71.4% 1.37x 9.7%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	David Y. Lee		Collateral:	Fee Simple
Borrower:	1055 Seventh, LLC		Location:	Los Angeles, CA
Original Balance:	$118,000,000		Year Built / Renovated:	1987 / NAP
Cut-off Date Balance:	$117,876,076		Total Sq. Ft.:	615,953
% by Initial UPB:	8.9%		Property Management:	Jamison Services, Inc.
Interest Rate:	5.0500%		Underwritten NOI:	$11,387,323
Payment Date:	6th of each month		Underwritten NCF:	$10,498,880
First Payment Date:	August 6, 2012		“As-is” Appraised Value:	$165,000,000
Maturity Date:	July 6, 2022		“As-is” Appraisal Date:	April 5, 2012
Amortization:	360 months		“As Stabilized” Appraised Value(2):	$172,000,000
Additional Debt:	None		“As Stabilized” Appraisal Date(2):	October 5, 2013
Call Protection:	L(25), D(90), O(5)
Lockbox / Cash Management:	Hard / In Place		Historical NOI
			2011 NOI:	$6,188,052 (December 31, 2011)
Reserves(1)			2010 NOI(3):	$ 8,730,912 (December 31, 2010)
	Initial	Monthly	2009 NOI:	$7,987,488 (December 31, 2009)
Taxes:	$232,349	$116,174	2008 NOI:	$6,424,261 (December 31, 2008)
Insurance:	$0	Springing	2007 NOI:	NAV
Replacement:	$0	$12,500
TI/LC:	$427,378	$62,683	Historical Occupancy
Rent Abatement:	$2,035,542	$0	Current Occupancy:	85.2% (June 1, 2012)
Major Tenant Sweep:	$0	Springing	2011 Occupancy(4):	63.0% (December 31, 2011)
State of California Sweep:	$0	Springing	2010 Occupancy:	79.4% (December 31, 2010)
			2009 Occupancy:	84.2% (December 31, 2009)
Financial Information			2008 Occupancy:	81.2% (December 31, 2008)
Cut-off Date Balance / Sq. Ft.:	$191		2007 Occupancy:	NAV
Balloon Balance / Sq. Ft.:	$158
(1)       See “Initial Reserves” herein and “Ongoing Reserves” herein.
(2)       The “As Stabilized” LTV is 68.5% based on achieving a stabilized occupancy of 90.0%.
(3)       2010 NOI excludes approximately $5.4 million in termination fees that were paid when Los Angeles United School District (“LAUSD”) moved out of the building and consolidated to another location in Downtown Los Angeles.
(4)       Occupancy at the 1055 West 7th Street Property dropped in 2011 to 63.0% when LAUSD (which was occupying 117,054 sq. ft.) moved out of the building. The sponsor subsequently leased the space to L.A. Care.

Cut-off Date LTV(2):	71.4%
Balloon LTV:	58.9%
Underwritten NOI DSCR:	1.49x
Underwritten NCF DSCR:	1.37x
Underwritten NOI Debt Yield:	9.7%
Underwritten NCF Debt Yield:	8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

21

1055 West 7th Street Los Angeles, CA 90017	Collateral Asset Summary 1055 West 7th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$117,876,076 71.4% 1.37x 9.7%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
L.A. Care	NR/NR/NR	159,431	25.9%	$23.54	28.3%	11/30/2021(1)
Morris Polich & Purdy	NR/NR/NR	47,413	7.7%	$25.09	9.0%	4/30/2016
Los Angeles County Bar Association	NR/NR/NR	39,829	6.5%	$30.60	9.2%	4/5/2021(2)
Gilbert, Kelly, Crowley & Jennet	NR/NR/NR	31,166	5.1%	$24.00	5.6%	4/30/2015
Harrington, Foxx, Dubrow & Cantor	NR/NR/NR	21,460	3.5%	$23.40	3.8%	7/31/2014(3)
Total Major Tenants		299,299	48.6%	$24.76	55.8%
Remaining Tenants		225,520	36.6%	$26.03	44.2%
Total Occupied Collateral		524,819	85.2%	$25.31	100.0%
Vacant		91,134	14.8%
Total		615,953	100.0%

(1)
L.A. Care has a lease for 3,292 sq. ft. that expires in April 2014. In addition, L.A. Care has a one-time right to terminate all or a portion of its lease in November 2016 with 12 months notice and a termination fee of three months of base rent plus unamortized costs associated with the space.

(2)
Los Angeles County Bar Association has an ongoing option to terminate its lease on each anniversary of the lease commencement date, starting in April 2014 with 12 months notice and a termination fee of unamortized costs associated with the space.

(3)	The Harrington, Foxx, Dubrow & Cantor Net Rentable Area includes 1,007 sq. ft. of storage space that is leased on a month-to-month basis.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	7	3,940	0.6%	3,940	0.6%	$12.70	0.4%	0.4%
2012	2	15,767	2.6%	19,707	3.2%	$26.13	3.1%	3.5%
2013	6	41,233	6.7%	60,940	9.9%	$31.63	9.8%	13.3%
2014	10	71,812	11.7%	132,752	21.6%	$24.79	13.4%	26.7%
2015	8	66,845	10.9%	199,597	32.4%	$24.06	12.1%	38.8%
2016	5	68,355	11.1%	267,952	43.5%	$24.75	12.7%	51.5%
2017	6	50,589	8.2%	318,541	51.7%	$27.34	10.4%	62.0%
2018	1	9,495	1.5%	328,036	53.3%	$17.24	1.2%	63.2%
2019	0	0	0.0%	328,036	53.3%	$0.00	0.0%	63.2%
2020	0	0	0.0%	328,036	53.3%	$0.00	0.0%	63.2%
2021	3	195,968	31.8%	524,004	85.1%	$24.94	36.8%	100.0%
2022	0	0	0.0%	524,004	85.1%	$0.00	0.0%	100.0%
Thereafter	1	815	0.1%	524,819	85.2%	$0.00	0.0%	100.0%
Vacant	NAP	91,134	14.8%	615,953	100.0%	NAP	NAP
Total / Wtd. Avg.	49	615,953	100.0%			$25.31	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking pan.

The Loan.    The 1055 West 7th Street loan (the “1055 West 7th Street Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 615,953 square foot Class A CBD office located at 1055 West 7th Street in Los Angeles, California (the “1055 West 7th Street Property”) with an original principal balance of $118.0 million. The 1055 West 7th Street Loan has a 10-year term and amortizes on a 30-year schedule. The 1055 West 7th Street Loan accrues interest at a fixed rate equal to 5.0500% per annum and has a cut-off date balance of approximately $117.9 million. Loan proceeds were used to retire existing debt. Based on the “As-is” appraised value of $165.0 million as of April 5, 2012, the cut-off date LTV is 71.4% and the remaining implied equity is $47.1 million. Based on the “As Stabilized” appraised value of $172.0 million as of October 5, 2013, the “As Stabilized” LTV is 68.5%. The most recent prior financing of the 1055 West 7th Street Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

22

1055 West 7th Street Los Angeles, CA 90017	Collateral Asset Summary 1055 West 7th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$117,876,076 71.4% 1.37x 9.7%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$118,000,000	99.3%	Loan Payoff	$115,946,247	97.5%
Borrower Equity	$861,878	0.7%	Reserves	$2,695,269	2.3%
			Closing Costs	$220,362	0.2%
Total Sources	$118,861,878	100.0%	Total Uses	$118,861,878	100.0%

The Borrower / Sponsor.    The borrower, 1055 Seventh, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is David Y. Lee.

David Y. Lee is the president of Jamison Services, Inc., one of the largest private commercial property owners in Los Angeles County. Jamison Services, Inc. was founded in 1994 and specializes in the acquisition, operation, construction, leasing and ownership of office, medical, and retail properties. Headquartered in Los Angeles, California, Jamison Services, Inc. owns and operates over 100 commercial buildings comprising approximately 22 million square feet, with a market cap of over $3.0 billion. For addition information, see “Risk Factors – Risks Related to the Mortgage Loans – Prior Bankruptcies, Default, or Other Proceedings May Be Relevant to Future Performance” in the accompanying free writing prospectus.

The Property. The 1055 7th Street Property is a 615,953 sq. ft., 32-story Class A office building located in Downtown Los Angeles.  The 1055 7th Street Property was built in 1987 and features a subterranean parking garage with 1,116 parking spaces, for a parking ratio of 1.80 per 1,000 sq. ft. The 1055 7th Street Property is 85.2% leased as of June 1, 2012 to 38 tenants that represent a broad range of industries.  The sponsor purchased the 1055 7th Street Property in December 2007 for $184.0 million ($299 PSF), and has since invested an additional $9.2 million for capital improvements. Since January 2011, the sponsor has leased 43.4% of the NRA to 17 tenants, including a total of 159,431 sq. ft. to L.A. Care. In 2011, LAUSD, which occupied 117,054 sq. ft. on six floors, moved out of the 1055 West 7th Street Property and consolidated to another location in Downtown Los Angeles. The sponsor subsequently leased the former LAUSD space along with 19,625 square feet to L.A. Care in 2011. Since the initial lease, L.A. Care has expanded into an additional 19,460 sq. ft. space and a 3,292 sq. ft. space, bringing its total leased space to 159,431 (25.9% of NRA) as of June 1, 2012. Aside from L.A. Care, no single tenant occupies more than 7.7% of the 1055 West 7th Street Property’s total NRA.

Environmental Matters. The Phase I environmental report dated April 18, 2012 recommended no further action at the 1055 West 7th Street Property.

Major Tenants.
L.A. Care (159,431 sq. ft., 25.9% of NRA, 28.3% of U/W Base Rent). L.A. Care, also known as Local Initiative Health Authority Governing Board, is the nation’s largest independent public agency health plan.  L.A. Care was authorized by the State of California and created by the County of Los Angeles in 1994 as a licensed health plan that provides access to quality health care for Los Angeles County’s low income communities and residents. L.A. Care employs approximately 425 people and has annual revenues of approximately $1.3 billion.  The L.A. Care health plan is currently accredited by the National Committee for Quality Assurance with a “Commendable” rating.  L.A. Care provides specified health care services to Medi-Cal program members by contracting with plan partners, including Anthem Blue Cross of California, Care 1st Health Plan, Community Health Plan, and Kaiser Foundation Health Plan.  L.A. Care is funded by the Department of Health Care Services (“DHCS”) on a fixed monthly payment based on the number of Medi-Cal members that are enrolled in L.A. Care.  On November 2, 2010, the federal government and the State approved the Section 1115 Waiver that provides California with $10 billion over the next five years to improve and expand Medi-Cal.  L.A. Care’s combined membership for all product lines is 942,035 members as of September 2011, with total revenue of $1.3 billion for the year ended September 30, 2011. L.A. Care has spent approximately $110 PSF on the build out of their space. L.A. Care has two, 5-year renewal options at 95% of fair market rent and 12 months prior notice and a one-time termination option in November 2016 with 12 months prior notice and a termination fee of three months of base rent plus unamortized TI/LC for the space. In addition, prior to L.A. Care’s lease expiration, a cash sweep will be in effect if any of the following occur: (i) the date that is 12 months prior to the expiration of the L.A. Care lease, (ii) L.A. Care goes dark, (iii) a bankruptcy or insolvency by L.A. Care or (iv) L.A. Care terminates, or gives notice to terminate, its lease.

Morris Polich & Purdy (47,413 sq. ft., 7.7% of NRA, 9.0% of U/W Base Rent). Morris Polich & Purdy (“MPP”) is a full service law firm with offices in Los Angeles, Irvine, San Diego, San Francisco and Las Vegas that represents national clients. The 1055 West 7th Street Property serves as MPP’s headquarters.  MPP has been in business for over 40 years and has approximately 110 employees and

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

23

1055 West 7th Street Los Angeles, CA 90017	Collateral Asset Summary 1055 West 7th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$117,876,076 71.4% 1.37x 9.7%

annual revenues of approximately $13.2 million.  MPP has been a tenant at the 1055 West 7th Street Property since 1991 and executed a renewal lease in 2005. MPP has one, 5-year renewal option at market rent with six months prior notice.

Los Angeles County Bar Association (38,829 sq. ft., 6.5% of NRA, 9.2% of U/W Base Rent) Los Angeles County Bar Association is a professional lawyer’s bar association that offers a wide range of continuing legal education, practice aids, and professional networking opportunities.  They support many major legal service programs in the Los Angeles area and provide free legal services to thousands of people each year. The organization has more than 23,000 members and has annual revenues of approximately $11.5 million.  The Los Angeles County Bar Association began their tenancy at the 1055 West 7th Street Property in 2009 and has three, 5-year renewal options at market rent with nine months prior notice. In addition, Los Angeles County Bar Association has an option to terminate or cancel its lease in April 2014, or thereafter, with 12 months notice and a termination fee of unamortized costs in association with the space.

The Market.     The 1055 West 7th Street Property is located in the Los Angeles-Long Beach-Santa Ana metropolitan statistical area (“MSA”) within the Downtown Los Angeles submarket, just west of Interstate 110. Downtown Los Angeles is home to 13 financial institutions and 32 of the largest law firms in Los Angeles, as well as the location of multiple cultural and entertainment landmarks including the Staples Center, L.A. Live Theater, the Disney Concert Hall, Dorothy Chandler Pavilion, Mark Taper Forum, The Museum of Contemporary Art, the Colburn School of Performing Arts, and the Cathedral of Our Lady of the Angeles.  The dominant employment sectors include government, professional and business services, and educational and health services, which represent 15.3%, 14.0% and 13.9%, respectively of total employment. The estimated unemployment rate in Los Angeles County as of year-end 2011 was 12.2%, representing a 0.4% improvement from the 2010 unemployment rate and the first decline in unemployment in the county since 2006, with this declining trend projected to continue through 2013.

In 2011, there was no new supply in the market, though through the end of the 2017 forecast, the appraiser is projecting positive net absorption, as well as positive rent growth of approximately 3.1% per year. Net absorption for the first quarter 2012 was a positive 49,888 square feet. According to market research reports, the Class A office market in Downtown Los Angeles consists of 77 buildings totaling 37.7 million square feet as of Q1 2012.  Average rent for the submarket was $33.71 PSF and average vacancy was 14.1%. In addition, the appraiser identified six comparable properties to the 1055 West 7th Property, with quoted rents ranging from $26.40 to $32.00 PSF on a full service gross basis. After making adjustments based on recent leasing at the 1055 West 7th Street Property, the appraiser determined market rents of $24.00 to $26.00 PSF, with a market vacancy of 10%. The below chart is a summary of the rental comparables as determined by the appraiser.

Competitive Set(1)
Property Name	Location (Los Angeles, CA)	Year Built / Renovated	Occupancy	Building NRA	Quoted Base Rent
1055 West 7th Street Property	1055 West 7th Street	1987 / NAP	87%	620,891	$27.00-$30.00(2)
800 Wilshire	800 Wilshire Boulevard	1972 / 1992	90%	220,357	$27.50
915 Wilshire	915 Wilshire Boulevard	1980 / 1994	95%	385,455	$32.00
MCI Center	700 South Flower Street	1973 / 1990	76%	678,500	$27.00
Figueroa Tower	800 South Figueroa Street	1985 / NAP	78%	126,700	$30.00
International Tower	888 South Figueroa Street	1985 / NAP	83%	374,106	$30.00
Wilshire Bixel	1055 Wilshire Boulevard	1986 / NAP	79%	281,000	$26.40
(1)	Source: Appraisal
(2)	Quoted Base Rent for the 1055 West 7th Street Property is based on asking rent for vacant space as determined by the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

24

1055 West 7th Street Los Angeles, CA 90017	Collateral Asset Summary 1055 West 7th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$117,876,076 71.4% 1.37x 9.7%

Cash Flow Analysis.

Cash Flow Analysis

	2008	2009	2010	2011	U/W	U/W PSF
Base Rent(1)	$9,521,863	$11,097,675	$11,872,930	$9,665,946	$13,584,003	$22.05
Value of Vacant Space	0	0	0	0	2,422,893	3.93
Gross Potential Rent	$9,521,863	$11,097,675	$11,872,930	$9,665,946	$16,006,895	$25.99
Total Recoveries	527,226	496,128	227,308	111,066	343,711	0.56
Total Other Income(2)	2,570,680	2,665,879	2,009,840	1,896,366	3,039,592	4.93
Less: Vacancy(3)	0	0	0	0	(2,422,893)	(3.93)
Effective Gross Income	$12,619,769	$14,259,682	$14,110,077	$11,673,378	$16,967,306	$27.55
Total Operating Expenses	6,195,508	6,272,194	5,379,166	5,485,326	5,579,982	9.06
Net Operating Income	$6,424,261	$7,987,488	$8,730,912	$6,188,052	$11,387,323	$18.49
TI/LC	0	0	0	0	738,442	1.20
Capital Expenditures	0	0	0	0	150,001	0.24
Net Cash Flow	$6,424,261	$7,987,488	$8,730,912	$6,188,052	$10,498,880	$17.04

Average Annual Rent PSF(4)	$19.04	$21.40	$24.28	$24.91

(1)	U/W Base Rent includes $302,841 in contractual step rent through March 2013.
(2)	2010 Total Other Income excludes approximately $5.4 million in lease termination fees paid by LAUSD.
(3)	U/W Vacancy represents 12.5% of gross income and is underwritten based on in place economic vacancy.
(4)	Historical Average Annual Rent PSF is based on historical operating statements and occupancy rates provided by the borrower.

Property Management.    The 1055 West 7th Street Property is managed by Jamison Services, Inc., a borrower affiliate.

Lockbox / Cash Management.    The 1055 West 7th Street Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon (i) an event of default, (ii) if the debt service coverage ratio for the trailing 12-month period is less than 1.10x on the last day of the calendar quarter, (iii) the occurrence of a Major Tenant Lease Sweep, as described below, or (iv) the occurrence of a State of California Lease Sweep, as described below.

A Major Tenant Lease Sweep occurs (i) 12 months prior to the expiration of the L.A. Care, or any replacement tenant, lease, or the date on which L.A. Care, or any replacement tenant, has a termination right, or (ii) if L.A. Care or any L.A. Care replacement tenant (a) terminates or cancels its lease, (b) goes dark, or (c) is the subject of a bankruptcy or insolvency proceeding.  The cash flow sweep shall end upon the earliest to occur of: (i) the reserve balance equals or exceeds $30 PSF of the space that caused the cash flow sweep; (ii) the L.A. Care space is re-tenanted under one or more qualified leases and all associated costs have been paid in full, or (iii) with regard to clause “(c)” above, the subject lease has been affirmed, assumed or assigned in a manner acceptable to lender.

A State of California Lease Sweep occurs if the State of California tenant exercises, or gives notice to exercise, its termination option and shall end upon the earliest to occur of (i) the balance in the State of California Lease sweep reserve equals or exceeds $30 PSF of space demised under the State of California lease or (ii) State of California space is re-tenanted under one or more qualified leases and all associated costs have been paid in full.

Initial Reserves.    At closing, the borrower deposited (i) $232,349 into a tax reserve account, (ii) $427,378 into a TI/LC reserve account and (iii) $2,035,542 into a rent abatement reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of annual taxes, which currently equates to $116,174 into a monthly tax reserve account, (ii) $12,500 into a capital expenditure account, and (iii) $62,683 into a TI/LC reserve account, subject to a cap of $2,256,574.  In addition, if an acceptable blanket policy is not in place, the borrower will be required to make monthly deposits equal to 1/12 of the estimated annual insurance premiums that will be due upon renewal of the insurance

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1055 West 7th Street Los Angeles, CA 90017	Collateral Asset Summary 1055 West 7th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$117,876,076 71.4% 1.37x 9.7%

policy. Upon the occurrence of a Major Tenant Lease Sweep or a State of California Lease Sweep, excess cash will be swept into a special rollover reserve, as described above.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

26

1055 West 7th Street Los Angeles, CA 90017	Collateral Asset Summary 1055 West 7th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$117,876,076 71.4% 1.37x 9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

27

1055 West 7th Street Los Angeles, CA 90017	Collateral Asset Summary 1055 West 7th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$117,876,076 71.4% 1.37x 9.7%

CARTIFACT
1055 West 7th Street
1055 West 7th Street
Los Angeles, CA 90017
CITY WEST
FINANCIAL DISTRICT
JEWELRY DISTRICT
ENTERTAINMENT DISTRICT
3RD ST
4TH ST
5TH ST
6TH ST
7TH ST / METRO CENTER
8TH ST
9TH ST
11TH ST
12TH ST
OLYMPIC BLVD
WILSHIRE BLVD
HOPE PL
FIGUEROA ST
FLOWER ST
HOPE ST
GRAND AVE
OLIVE ST
HILL ST
BROADWAY
BOYLSTON ST
BEAUDRY AVE
FREMONT AVE
FRANCISCO ST
GEORGIA ST
SUNBURY ST
HARBOR FWY
CHICK HEARN COURT
METRO RED & PURPLE LINES
Bank of America Plaza
Wells Fargo Center
California Plaza
World Trade Center
Union Bank Plaza
Westin Bonaventure
Citigroup Center
US Bank Tower
Gas Co Tower
Mellon Bank
Richard J. Riordan Central Library
City National Plaza
Pershing Square
Park Fifth Site
Figueroa at Wilshire
AON
Proposed Wilshire Grand Towers
FIGAT7th
Macy's Plaza
Development Site
Garland Building City of Los Angeles
Medici Park
Metropolis Development
South Village
Park Tower
Dev't Site
Salvation Army
Marriott Courtyard & Residence Inn Development
Regal Cinemas Movie Theaters
Marriott & Ritz-Carlton Hotels & Residences
LA Live
Nokia Plaza
Nokia Theatre
ESPN Zone
STAPLES CENTER SPORTS ARENA
Convention Center
LA Central Development
FIDM Apts
Grand Hope Park
United Parcel Service
LOS ANGELES
PACIFIC OCEAN
Pasadena
Burbank
Glendale
Santa Monica
Beverly Hills
West Hollywood
Long Beach
Anaheim
Santa Ana
Ontario
Pomona
Torrance
Compton
Angeles National Forest

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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77 K Street, NE Washington, DC 20002	Collateral Asset Summary 77 K Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 64.6% 1.55x 10.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30

77 K Street, NE Washington, DC 20002	Collateral Asset Summary 77 K Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 64.6% 1.55x 10.0%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	CBD Office
Sponsor:	Brookfield Properties, Inc.			Collateral:	Fee Simple
Borrower:	77 K Street Tower, LLC			Location:	Washington, DC
Original Balance:	$110,000,000			Year Built / Renovated:	2008 / NAP
Cut-off Date Balance:	$110,000,000			Total Sq. Ft.:	326,860
% by Initial UPB:	8.3%			Property Management:	Brookfield Properties (DC) LLC
Interest Rate:	4.5800%			Underwritten NOI:	$10,991,542
Payment Date:	6th of each month			Underwritten NCF:	$10,490,283
First Payment Date:	July 6, 2012			Appraised Value:	$170,200,000
Maturity Date:	June 6, 2022			Appraisal Date:	April 24, 2012
Amortization:	Interest Only for first 60 months; 360
	months thereafter			Historical NOI(4)
Additional Debt:	None			2011 NOI:	NAP
Call Protection:	L(26), D(89), O(5)			2010 NOI:	NAP
Lockbox / Cash Management:	Hard / In Place			2009 NOI:	NAP

Reserves(1)				Historical Occupancy(4)
	Initial		Monthly	Current Occupancy(5):	92.8% (May 14, 2012)
Taxes:	$723,960		$241,320	2011 Occupancy:	91.0% (December 31, 2011)
Insurance:	$0		Springing	2010 Occupancy:	55.0% (December 31, 2010)
Replacement:	$0		$2,424	2009 Occupancy:	NAV
TI/LC(2):	$0		Springing
(1)       See “Initial Reserves” herein and “Ongoing Reserves” herein.
(2)       In lieu of an upfront TI/LC reserve deposit, Brookfield Office Properties, Inc. provided a guaranty in the aggregate amount of $9,753,231.
(3)       Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.15x and 2.05x, respectively.
(4)       The 77 K Street Property was constructed in 2008 and leased up from 2009 to 2011. The 77 K Street Property was 55.0% leased as of December 2010 with an NOI of -$2,499,709 and was 91.0% leased as of December 2011 with an NOI of -$1,111,764.
(5)      Current Occupancy of 92.8% includes the Federal Retirement Thrift Investment Board expansion space of 6,251 sq. ft. that is expected to take occupancy and begin paying rent in October 2012. Excluding the expansion space the Current Occupancy is 90.9%.

IRS Rollover:	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$337
Balloon Balance / Sq. Ft.:		$308
Cut-off Date LTV:		64.6%
Balloon LTV:		59.2%
Underwritten NOI DSCR(3):		1.63x
Underwritten NCF DSCR(3):		1.55x
Underwritten NOI Debt Yield:		10.0%
Underwritten NCF Debt Yield:		9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

31

77 K Street, NE Washington, DC 20002	Collateral Asset Summary 77 K Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 64.6% 1.55x 10.0%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Internal Revenue Service(2)	AAA/Aaa/AA+	166,770	51.0%	$42.76	51.8%	12/31/2020
CQ-Roll Call, Inc.	NR/NR/NR	72,267	22.1%	$48.25	25.3%	3/31/2023(3)
Federal Retirement Thrift Investment Board(4)	AAA/Aaa/AA+	61,102	18.7%	$49.49	22.0%	9/30/2026
Café Phillip	NR/NR/NR	3,279	1.0%	$37.50	0.9%	12/1/2021
Total Occupied Collateral		303,418	92.8%	$45.37	100.0%
Vacant		23,442	7.2%
Total		326,860	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
The Internal Revenue Service (“IRS”) lease features rent abatements through January 2013. In lieu of an upfront reserve, Brookfield Office Properties, Inc. provided a guaranty for rent abatements and tenant improvements in connection with the IRS space. The U/W Base Rent includes the unabated contractual rent amount.

(3)	The Net Rentable Area for CQ-Roll Call, Inc. includes 774 square feet of storage space expiring in March 2017.
(4)
The Net Rentable Area for Federal Retirement Thrift Investment Board (“FRTIB”) includes 6,251 sq. ft. of expansion space. It is anticipated that FRTIB will take occupancy and begin paying rent on the expansion space in October 2012. In addition, the FRTIB lease features rent abatements through December 2012 for 54,851 sq. ft. and December 2013 for the 6,251 sq. ft. expansion space. In lieu of an upfront reserve, Brookfield Office Properties, Inc. provided a guaranty for rent abatements and tenant improvements in connection with the FRTIB space. The U/W Base Rent includes the unabated contractual rent amount, and includes the expansion space.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	2	774	0.2%	774	0.2%	$25.50	0.1%	0.1%
2018	0	0	0.0%	774	0.2%	$0.00	0.0%	0.1%
2019	0	0	0.0%	774	0.2%	$0.00	0.0%	0.1%
2020	1	166,770	51.0%	167,544	51.3%	$42.76	51.8%	51.9%
2021	2	3,279	1.0%	170,823	52.3%	$37.50	0.9%	52.8%
2022	0	0	0.0%	170,823	52.3%	$0.00	0.0%	52.8%
Thereafter	4	132,595	40.6%	303,418	92.8%	$48.96	47.2%	100.0%
Vacant	NAP	23,442	7.2%	326,860	100.0%	NAP	NAP
Total / Wtd. Avg.	9	326,860	100.0%			$45.37	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.    The 77 K Street loan (the “77 K Street Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 326,860 square foot Class A CBD office building located at 77 K Street, NE in Washington, DC (the “77 K Street Property”) with an original principal balance of $110.0 million. The 77 K Street Loan has a 10-year term and amortizes on a 30-year schedule after an initial 5-year interest only period. The 77 K Street Loan accrues interest at a fixed rate equal to 4.5800% per annum and has a cut-off date balance of $110.0 million. Loan proceeds were used to retire existing debt of approximately $86.9 million, giving the borrower a return of equity of approximately $21.8 million. Based on the appraised value of $170.2 million as of April 24, 2012, the cut-off date LTV is 64.6% and the remaining implied equity is approximately $60.2 million. The most recent prior financing of the 77 K Street Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

32

77 K Street, NE Washington, DC 20002	Collateral Asset Summary 77 K Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 64.6% 1.55x 10.0%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$110,000,000	100.0%	Loan Payoff	$86,876,121	79.0%
			Reserves	$723,960	0.7%
			Closing Costs	$640,698	0.6%
			Borrower Return of Equity(1)	$21,759,222	19.8%
Total Sources	$110,000,000	100.0%	Total Uses	$110,000,000	100.0%
(1)
The 77 K Street Property was built by the borrower in 2008 for a total cost of $113.2 million, consisting of approximately $30.7 million for acquiring the unimproved land, approximately $57.7 million in construction costs, and approximately $24.8 million in tenant improvements and leasing commissions.

The Borrower / Sponsor.    The borrower, 77 K Street Tower, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Brookfield Properties, Inc.

Brookfield Properties, Inc. is a wholly owned subsidiary of Brookfield Office Properties, Inc. (“BOP”), a publicly traded company rated NR/NR/BBB by Fitch/Moody’s/S&P, and has an interest in 110 office properties comprising 78 million square feet throughout multiple cities including New York, Washington, DC, Houston, Los Angeles, Toronto, Calgary, Ottawa, Sydney, and Melbourne.  Brookfield Properties, Inc. indirectly owns all of BOP’s US assets excluding assets which were acquired as a part of BOP’s acquisition of Trizec Properties in 2006. As of December 31, 2011, Brookfield Properties, Inc. had an interest in 19 buildings totaling over 22.4 million square feet.

The Property. The 77 K Street Property is an 11-story Class A office building located within the NoMa (North of Massachusetts Avenue) neighborhood of Washington, DC, approximately two blocks north of Union Station, Washington, DC’s largest transportation hub. The 77 K Street Property was built by the borrower in 2008 for a total cost of $113.2 million ($346 PSF), consisting of approximately $30.7 million for acquiring the unimproved land, approximately $57.7 million in construction costs, and approximately $24.8 million in tenant improvements and leasing commissions. The 77 K Street Property features an underground parking garage with 241 spaces (0.74 spaces per 1,000 square feet). As of May 14, 2012, the 77 K Street Property is 90.9% physically occupied by three office tenants and a 3,279 sq. ft. retail space, with one of the office tenants expanding its space by 6,251 sq. ft., increasing occupancy to 92.8% when the expansion is complete. Approximately 69.7% of NRA is leased by credit rated government tenants and two of the tenants, FRTIB and CQ-Roll Call, Inc., are headquartered at the 77 K Street Property.

Environmental Matters. The Phase I environmental report dated May 4, 2012 recommended no further action at the 77 K Street Property.

Major Tenants.
IRS (166,770 sq. ft., 51.0% of NRA, 51.8% of U/W Base Rent). The Internal Revenue Service (“IRS”) is a bureau of the Department of the Treasury and provides service to American taxpayers helping them to understand and meet their tax responsibilities. In fiscal year 2010, the IRS collected more than $2.3 trillion in revenue and processed more than 230 million tax returns. The IRS has audit functions and a customer service center at the 77 K Street Property. The IRS began its lease in August 2010 and has one, ten-year extension option at $47.62 PSF with 180 days’ notice. A cash sweep will spring into place, subject to a $6.7 million cap, upon the earlier to occur of (i) 20 months prior to the expiration of the IRS lease, (ii) termination or cancellation of the IRS lease, or (iii) a monetary default under the IRS lease. In lieu of a cash sweep, borrower may deliver either (i) a $6.7 million letter of credit or (ii) a guaranty from BOP in the amount of $6.7 million. In addition, BOP provided a guaranty for approximately $4.75 million to cover the IRS rent abatement period through January 2013 . IRS has no early termination options in its current lease and is not subject to annual appropriations. If the 10-year extension option is exercised, IRS may elect to terminate its lease on January 1, 2029, with 360 days prior notice .

CQ-Roll Call, Inc. (72,267 sq. ft., 22.1% of NRA, 25.3% of U/W Base Rent). CQ-Roll Call, Inc. is a legislative media company that was founded in 1945 and provides congressional news, legislative tracking and advocacy services to clients including congressional offices, federal departments, law and lobby firms and other media companies. In addition CQ-Roll Call, Inc. publishes the Congressional Quarterly and Roll Call newspapers that track politics and the legislative process. CQ-Roll Call, Inc. is headquartered at the 77 K Street Property and began its lease in March 2011. CQ-Roll Call, Inc. has one, five-year extension option at fair market rent with 22 months prior notice and no termination options.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

33

77 K Street, NE Washington, DC 20002	Collateral Asset Summary 77 K Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 64.6% 1.55x 10.0%

FRTIB (61,102 sq. ft., 18.7% of NRA, 22.0% of U/W Base Rent). The Federal Retirement Thrift Investment Board (“FRTIB”) was established as an independent government agency by the Federal Employees’ Retirement System Act of 1986. The agency was established to administer the Thrift Savings Plan (“TSP”), which provides Federal employees the opportunity to save for additional retirement security. The TSP is a tax-deferred defined contribution plan and as of March 2012, has grown to include approximately 4.5 million participants with total assets of approximately $308 billion. FRTIB was established by congressional statute that defines the goals of the agency and is headed by a five member board nominated by the President of the United States and confirmed by the Senate.  FRTIB is one of the smaller Executive Branch agencies, with just over 80 employees. FRTIB is headquartered at the 77 K Street Property and began its lease for 54,851 sq. ft. in October 2011 with a 6,251 sq. ft. expansion space beginning in October 2012. BOP provided a guaranty for approximately $2.27 million to cover the FRTIB rent abatement period through December 2013. FRTIB has two, five-year extension options at fair market rent with 21 months prior notice and no termination options.

The Market.   The 77 K Street Property is located in the Washington, DC metropolitan statistical area (“MSA”) within the NoMa submarket, approximately two blocks north of Union Station.  The dominant employment sectors in the Washington MSA are government and services, which represent 78% of the region’s employment, with more than one out of five jobs provided by the Federal, state or local governments. The estimated MSA unemployment rate at year-end 2011 was 5.5% and has historically had an unemployment rate below the national average since 1998.

As of Q1 2012, the NoMa office submarket consisted of 55 buildings totaling approximately 9.6 million square feet, of which 85.3% is considered to be Class A space. From 2008 through 2010, the NoMa submarket averaged over 490,000 square feet of absorption per year. In 2011, this trend dipped slightly as a total of just over 450,000 sq. ft. was absorbed and in Q1 2012, 42,911 sq. ft. was returned to the market. According to the appraiser, the NoMa submarket vacancy was 7.6% as of the first quarter of 2012, with Class A rents of $48.00 PSF, in line with the leases at the 77 K Street Property. The below chart is a summary of the rental comparables as determined by the appraiser.

Summary of Rental Comparables(1)
Tenant Name	Location (Washington, DC)	Year Built / Renovated	Lease Area	Base Rent(2)	Lease Term
77 K Street Property	77 K Street, NE	2008 / NAP	326,860	$45.50	6-15 yrs
1100 First Street, NE	1100 First Street, NE	2009 / NAP	347,608	$43.50 - $46.79	10-15 yrs
64 New York Avenue, NE	64 New York Avenue, NE	1924 / 2000	356,135	$47.50	10 yrs
Republic Square	25 Massachusetts Ave, NW	2006 / NAP	386,488	$54.00-$63.00	10-15 yrs
Sentinel Square Phase I	90 K Street, NE	2010 / NAP	412,661	$43.50-$45.25	5-10 yrs
Union Square	999 North Capitol Street, NE	1972 / 2010	321,980	$39.21-$44.79	5-10 yrs
Station Place Phase III	700 2nd Street, NE	2009 / NAP	505,191	$53.50	15 yrs
(1)	Source: Appraisal
(2)	Base Rent for the 77 K Street Property represents only the office portion and does not include the 3,279 sq. ft. Café Phillip space or 774 sq. ft. of storage space leased by CQ-Roll Call, Inc.

The appraiser also identified six retail leases comparable to the Café Phillip space at the 77 K Street Property. The comparables ranged from $30.00 to $57.00 PSF NNN, with an average of $45.07 PSF. The appraiser determined retail market rent of $37.50 PSF NNN, in line with the Café Phillip lease rental rate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

34

77 K Street, NE Washington, DC 20002	Collateral Asset Summary 77 K Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 64.6% 1.55x 10.0%

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent(1)	$13,919,755	$42.59
Value of Vacant Space	1,113,127	3.41
Gross Potential Rent	$15,032,882	$45.99
Total Recoveries	1,810,499	5.54
Total Other Income	664,682	2.03
FRTIB Incremental Rent(2)	$448,601	1.37
Less: Vacancy(3)	(1,113,127)	(3.41)
Effective Gross Income	$16,843,537	$51.53
Total Operating Expenses	5,851,995	17.90
Net Operating Income	$10,991,542	$33.63
TI/LC	403,204	1.23
Capital Expenditures	98,054	0.30
Net Cash Flow	$10,490,283	$32.09

(1)
U/W Base Rent includes $154,521 in contractual step rents through October 2012. The IRS lease features rent abatements through January 2013 and the FRTIB leases features rent abatements through December 2012 for 54,851 sq. ft. and December 2013 for the 6,251 sq. ft. expansion space. In lieu of an upfront reserve, BOP provided a guaranty in the amount of $9,753,231 for base rent and reimbursements for the IRS and FRTIB spaces. U/W Base Rent includes the unabated contractual rent obligations of the IRS and FRTIB.

(2)	FRTIB Incremental Rent represents a straight-line average of contractual FRTIB rent steps through the loan term, in addition to the rent steps included in the U/W Base Rent.
(3)
U/W Vacancy represents 6.2% of gross income. According to the appraiser, NoMa submarket Class A vacancy was 7.6% as of Q1 2012. U/W Vacancy reflects a discounted vacancy rate for the IRS and FRTIB spaces, which are each rated AAA/Aaa/AA+ by Fitch/Moody’s/S&P.

(4)
The 77 K Street Property was constructed in 2008 and leased up from 2009 to 2011. The 77 K Street Property was 55.0% leased as of December 2010 with an NOI of   -$2,499,709 and average annual rent PSF of $0.10. As of December 2011, the 77 K Street Property was 91.0% leased with an NOI of -$1,111,764 and an average annual rent PSF of $9.27.

Property Management.    The 77 K Street Property is managed by Brookfield Properties (DC) LLC, a borrower affiliate.

Lockbox / Cash Management.    The 77 K Street Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon (i) an event of default, (ii) the debt service coverage ratio is less than 1.20x on the last day of the calendar quarter, or (iii) an IRS Cash Sweep. An “IRS Cash Sweep” will occur upon the earlier to occur of (i) 20 months prior to the expiration of the IRS lease, (ii) termination or cancellation of the IRS lease, (iii) a monetary default under the IRS lease , or (iv) BOP, or any future guarantor, receives (a) a rating equivalent lower than BBB- by Fitch, Moody's or S&P, or (b) a rating equivalent equal to BBB- by Fitch. Moody’s, or S&P and is placed "On Watch for Downgrade".

Initial Reserves.    At closing, the borrower deposited $723,960 into a tax reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $241,320 into a tax reserve account and (ii) $2,424 into a capital expenditure account. In addition, the borrower will be required to deposit 1/12 of the estimated annual insurance premium into the insurance reserve account if a blanket insurance policy is not in place.

In lieu of an upfront deposit of $9,753,231 into a rollover and free rent reserve, BOP provided a guaranty (the “Rollover/Free Rent Guaranty”) that covers rollover and free rent payments. Within 10 days of any Credit Event (defined below), or in order to withdraw from the upfront Rollover/Free Rent Guaranty, the borrower is required to deposit either cash or a letter of credit in an amount equal to the aggregate rollover and free rent upfront deposit amount (less any reductions pursuant to the free rent and rollover schedules in the 77 K Street Loan documents). In addition, during an IRS Cash Sweep, all excess cash is required to be deposited into the IRS reserve account until the reserve reaches a cap of $6,700,000 ($40 PSF), or until the earlier to occur of (i) IRS exercises its extension option to

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

35

77 K Street, NE Washington, DC 20002	Collateral Asset Summary 77 K Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 64.6% 1.55x 10.0%

extend its lease through 2030, (ii) either the entire space under the IRS lease is leased to a qualified replacement tenant, or tenants, that is in occupancy and either (a) paying full unabated rent, or (b) funds are retained to simulate rent payments during any free rent period for a qualified replacement tenant, (iii) if the IRS Cash Sweep was caused solely as a result of a monetary default under the IRS lease, the tenant default has been cured and no other monetary default under the IRS lease exists for three consecutive months following such cure, or (iv) borrower delivers a guaranty from BOP or letter of credit in the amount of $6,700,000 (which guaranty or letter of credit amount may be reduced, upon lender consent, based upon payments made by the borrower in connection with re-letting the IRS space.

A “Credit Event” is defined as (i) the occurrence of an event of default resulting from (a) a monetary default, (b) a bankruptcy event by borrower, carve-out guarantor or BOP, or (c) a breach of any of the recourse carve-outs set forth in the loan agreement, or (ii) any time an IRS guaranty or Rollover/Free Rent Guaranty is in effect, BOP, or any future guarantor, receives (a) a rating equivalent lower than BBB- by Fitch, Moody’s or S&P, or (b) a rating equivalent equal to BBB- by Fitch. Moody’s, or S&P and is placed “On Watch for Downgrade”.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

36

77 K Street, NE Washington, DC 20002	Collateral Asset Summary 77 K Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 64.6% 1.55x 10.0%

Wheaton-Glenmont
Calverton
Kensington
White Oak
Beltsville
Potomac
Greenbelt
Silver Spring
College Park
Bethesda
MARYLAND
Goddard
Chillum
Somerset
Brookmont
DISTRICT OF COLUMBIA
Brentwood
McLean
WASHINGTON, D.C.
Fairmount Heights
Falls Church
Arlington
Capitol Heights
Jefferson
Seven Corners
Hillcrest Heights
Forestville
VIRGINIA
Annandale
Morningside
Alexandria
Marlow Heights
Temple Hills
Huntington
Oxon Hill Glassmanor
Franconia
Belle Haven
Friendly
Clinton
Dunbar HS
O STREET
NEW YORK AVENUE
ATF Headquarters
N STREET
NEW YORK AVE
50
PATTERSON STREET
NOMA
N CAPITOL STREET
1ST STREET
M STREET
Housing Authority HQ
One Noma Station
PIERCE STREET
Terrell JHS
Walker Jones ES
77 K Street
77 K Street, NE
Washington, DC 20002
2ND STREET
3RD STREET
K STREET
Gonzaga College HS
NEW JERSEY AVENUE
FERC
Advisory Comm on Sentencing
MASSACHUSETTS AVENUE
I (EYE) STREET
Dept of Health
CNN
WASA
WASHINGTON, D.C.
H STREET
APA & NASW
US Govt Printing Office
General Accounting Office
Gallery Place
CHINATOWN
EB Williams Law Library
G STREET
Gates School
Bureau of Labor Statistics
Parking Garage
GALLERY PL-CHINATOWN
Verizon Center
National Museum of American Art
WMATA Bldg
National Building Museum
FBI
395
McDonough Hall
Georgetown Univ Law Ctr
US Army Corps of Eng
US Postal Museum
UNION STATION
Union Station
Station Place
F STREET
Capitol Place
Judiciary Square
Thurgood Marshall Judicial Bldg
Columbus Circle
9TH STREET
8TH STREET
7TH STREET
6TH STREET
5TH STREET
4TH STREET
3RD STREET
2ND STREET
E STREET
JUDICIARY SQ
Bicentennial Bldg
Lansburgh Theatre
Patrick Henry Bldg
DC Courts
Hyatt Regency
Hall of The States
IBT
DELAWARE AVENUE
D STREET
INDIANA AVENUE
DC Superior Court
DC Municipal Bldg
US Dept of Labor
LOUISIANA AVENUE
US Capitol Police HQ
Natl Bank of Washington
ARCHIVES-NAVY MEM'L
C STREET
Central Natl Bank
Newseum
National Archives
Federal Trade Commission
Robert A Taft Memorial & Carillon
Russell Senate Office Bldg
Dirksen Senate Office Bldg
Sewall-Belmont House
CONSTITUTION AVENUE
Mountjoy Bayly House
Natl Gallery Sculpture Garden
Natl Gallery of Art
East Wing Natl Gallery of Art
PENNSYLVANIA AVENUE
Peace Monument
United States Supreme Court
MADISON DRIVE
Lutheran Church of Reformation
NW
NE
United States Capitol
SW
SE
Capitol Reflecting Pool
The National Mall
Folger Shakespeare Library & Theatre
Garfield Monument
JEFFERSON DRIVE
MARYLAND AVENUE
Library of Congress Jefferson Bldg
Library of Congress Adams Bldg
Hirshhorn Museum
Natl Air & Space Museum
Natl Museum of the American Indian
US Botanical Gardens
INDEPENDENCE AVENUE
US Federal Aviation Administration
US Dept of Education
Bartholdi Fountain
Voice of America
US Dept of Health & Human Services
Rayburn House Office Bldg
Longworth House Office Bldg
CARTIFACT
Capital Gallery

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

37

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 50.2% 1.88x 10.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

38

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 50.2% 1.88x 10.2%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset (Two Buildings)
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Alex Sapir; Rotem Rosen		Collateral:	Fee Simple
Borrower:	260-261 Madison Avenue LLC		Location:	New York, NY
Original Balance(1):	$105,000,000		Year Built / Renovated:	1951, 1953 / 2009
Cut-off Date Balance(1):	$105,000,000		Total Sq. Ft.:	923,277
% by Initial UPB:	7.9%		Property Management:	ASRR Management, LLC
Interest Rate:	4.9870%		Underwritten NOI:	$23,657,812
Payment Date:	11th of each month		Underwritten NCF:	$22,002,948
First Payment Date:	July 11, 2012		Appraised Value:	$460,000,000
Maturity Date:	June 11, 2022		Appraisal Date:	June 1, 2012
Amortization:	Interest Only
Additional Debt(1):	$126,000,000 Pari Passu Debt		Historical NOI
Call Protection(2):	L(26), D(90), O(4)		2011 NOI:	$19,714,765 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	$22,643,675 (December 31, 2010)
			2009 NOI:	$21,655,382 (December 31, 2009)
Reserves(3)
	Initial	Monthly	Historical Occupancy(10)
Taxes:	$0	$764,725	Current Occupancy(11):	89.6% (July 1, 2012)
Insurance:	$0	Springing	2011 Occupancy:	84.5% (December 31, 2011)
Replacement:	$0	$22,491	2010 Occupancy:	89.1% (December 31, 2010)
TI/LC(4):	$2,000,000	$153,880	2009 Occupancy:	89.6% (December 31, 2009)
Required Repairs:	$34,100	NAP
(1)       The Original Balance and Cut-off Date Balance of $105.0 million represent the A-2 Note of a $231.0 million whole loan evidenced by two pari passu notes. The pari passu companion loan is the A-1 Note in the original principal amount of $126.0 million.
(2)       The lockout period will be at least 26 payment dates beginning with and including the first payment date of July 11, 2012. Defeasance of the full $231.0 million 260 and 261 Madison Avenue whole loan is permitted on the date that is the earlier to occur of (i) two years after the closing date of the securitization deal that includes the last note deposited into a securitization, and (ii) July 11, 2015.
(3)       See “Initial Reserves” and “Ongoing Reserves” herein.
(4)       Capped at $4,000,000. In the event that occupancy is greater than 90%, the cap will be reduced to $3,000,000 and any TI/LC Reserve balance in excess of such cap will be disbursed to borrower.
(5)       The Coca-Cola Reserve, WeWork Reserve and BEM Reserve were collected to fund tenant improvements, leasing commissions and free rent owed in connection with recent leases executed at the 260 and 261 Madison Avenue Property to Coca-Cola Company, WeWork and Black Enterprises Magazine.
(6)       New Lease Reserve may be used to cover tenant improvements, leasing commissions and free rent incurred in connection with approved new leasing at the 260 and 261 Madison Avenue Property.
(7)       Based on all outstanding free rent owed to McLaughlin & Stern in connection with the tenant’s lease renewal and expansion that was executed in May 2010.
(8)       Approximately 110% of the estimated costs required to complete lobby renovations at both buildings comprising the 260 and 261 Madison Avenue Property.
(9)       DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Cut-off Date principal balance of $231.0 million.
(10)     Historical Occupancy figures are based on average occupancy percentages for the trailing 12 month period as of the date shown. Since 1995, the 260 and 261 Madison Avenue Property has maintained an average occupancy of approximately 90%.
(11)     Current Occupancy includes tenants with executed leases that are not yet in occupancy.

Coca-Cola Reserve(5):	$6,730,577	$0
WeWork Reserve(5):	$5,204,649	$0
BEM Reserve(5):	$4,091,684	$0
New Lease Reserve(6):	$2,546,867	$0
McLaughlin & Stern Free Rent	$1,411,967	$0
Reserve(7):
Lobby Renovation Reserve(8):	$1,158,482	$0
Major Tenant Sweep Reserve:	$0	Springing

Financial Information(9)
Cut-off Date Balance / Sq. Ft.:	$250
Balloon Balance / Sq. Ft.:	$250
Cut-off Date LTV:	50.2%
Balloon LTV:	50.2%
Underwritten NOI DSCR:	2.03x
Underwritten NCF DSCR:	1.88x
Underwritten NOI Debt Yield:	10.2%
Underwritten NCF Debt Yield:	9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

39

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 50.2% 1.88x 10.2%

Tenant Summary

Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Building	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Office Tenants
McLaughlin & Stern(2)	NR/NR/NR	260 Madison	108,977	11.8%	$35.69	10.0%	12/31/2021
Primedia, Inc. (Source Interlink & Simplicity Pattern Subleases)(3)	NR/NR/NR	261 Madison	71,000	7.7%	$37.67	6.9%	11/30/2017
Hanesbrands, Inc.(4)	NR/B1/BB-	260 Madison	54,659	5.9%	$36.43	5.1%	4/30/2013
The Solomon-Page Group	NR/NR/NR	260 Madison	50,334	5.5%	$53.00	6.9%	10/31/2018
Coca-Cola Company(5)	A+/Aa3/A+	260 Madison	50,462	5.5%	$44.76	5.8%	10/31/2022
Trustees of AFTRA Health & Retirement Funds	NR/NR/NR	261 Madison	47,514	5.1%	$55.00	6.7%	10/31/2024
Total Major Office Tenants			382,946	41.5%	$42.03	41.5%
Remaining Office Tenants			362,500	39.3%	$47.36	44.2%
Total Occupied Office			745,446	80.7%	$44.62	85.7%
Vacant Office			94,313	10.2%
Total Office			839,759	91.0%

Retail Tenants
Signature Bank	NR/NR/NR	261 Madison	10,000	1.1%	$80.77	2.1%	8/31/2015
JPMorgan Chase (Duane Reade Sublease)(6)	A+/A2/A (NR/A3/A)	260 Madison	9,060	1.0%	$98.73	2.3%	12/31/2018
JPMorgan Chase	A+/A2/A	260 Madison	6,617	0.7%	$159.87	2.7%	11/15/2020
Staples(7)	BBB/Baa2/BBB	261 Madison	4,978	0.5%	$105.49	1.4%	12/31/2012
Bon Jour, Inc.	NR/NR/NR	260 Madison	2,728	0.3%	$96.90	0.7%	5/17/2016
FedEx	NR/Baa1/BBB	261 Madison	1,536	0.2%	$175.00	0.7%	4/30/2013
A&D Shoe Repair	NR/NR/NR	260 Madison	712	0.1%	$32.04	0.1%	MTM
Total Occupied Retail			35,631	3.9%	$107.80	9.9%
Vacant Retail			1,400	0.2%
Total Retail			37,031	4.0%

Parking Tenants
Regal Parking (d/b/a Icon Parking Systems)	NR/NR/NR	260 Madison	29,339	3.2%	$42.81	3.2%	11/30/2020
Affiliated Parking (d/b/a Icon Parking Systems)	NR/NR/NR	261 Madison	17,148	1.9%	$53.68	2.4%	11/30/2020
Total Parking			46,487	5.0%	$46.82	5.6%

Total Collateral Sq. Ft.			923,277	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
McLaughlin & Stern has a rolling termination option to terminate its lease with respect to its entire premises, or any number of full floors of its premises, at any time from January 1, 2018 through December 31, 2020 with 12 months prior notice and a termination penalty consisting of payment of unamortized tenant improvement allowance and leasing commissions plus (i) in the event that the termination is for less than the entire premises, one full year of base rent for the terminated space or (ii) in the event that the termination is for the entire premises, one half of the remaining rent for the term of the lease as if no previous floors have been terminated less any termination payments already paid.  The loan is structured with on-going TI/LC reserves as well as cash flow sweeps for a Major Tenant Sweep Period as defined in the “Ongoing Reserves” herein.

(3)	The Primedia, Inc. space has been subleased to Source Interlink (46,600 sq. ft.) and Simplicity Pattern (23,300 sq. ft.). U/W Base Rent PSF is based on the Primedia, Inc. rents.
(4)
Hanesbrands, Inc. space is currently leased to Sara Lee Intimate Apparel (6th floor at 260 Madison Avenue, 33,208 sq. ft.) and Bali Company (14th floor at 260 Madison Avenue, 21,451 sq. ft.), which both now operate under Hanesbrands, Inc.  For the purposes of the Major Tenant Vacating Event as described herein, this tenant currently does not constitute a Major Tenant as the leases are to different entities.  If the leases are consolidated into one lease under Hanesbrands, Inc., Hanesbrands, Inc. would be considered a Major Tenant.

(5)
Coca-Cola Company has a termination option effective on the 7th anniversary of rent commencement (estimated to be July 1, 2020) with 12 months prior notice and a termination payment equal to the unamortized free rent, tenant improvement allowance and leasing commissions paid in connection with the Coca-Cola lease.  The loan is structured with on-going TI/LC reserves as well as cash flow sweeps for a Major Tenant Sweep Period as defined in the “Ongoing Reserves” herein.  Coca-Cola Company is not yet in occupancy and has not commenced rent payments.  The loan is structured with a free rent reserve to cover free rent periods associated with the Coca-Cola Company lease. In the event that the borrower is unable to deliver the space to the tenant on or before January 19, 2013, the tenant has the right to terminate the lease.  The loan is structured with (i) a guaranty of payment for $24.6 million by the Sponsor in the event that Coca-Cola Company exercises its termination right due to borrower’s failure to deliver the space and (ii) a cash flow sweep associated with the termination.  See “Lockbox / Cash Management” herein.

(6)
The JPMorgan Chase space was subleased to Duane Reade in 2009.  U/W Base Rent PSF for this space is based on the JPMorgan Chase average rents over the JPMorgan Chase lease term.  The JPMorgan Chase subleased space is underwritten at $98.73 PSF as compared to a market rent of $132.78 PSF based on the appraisal.

(7)
The lease expiration for Staples reflects the exercise of an early termination option within Staples’ lease.  The borrower received a $250,000 (approximately $50 PSF) termination payment from Staples.  Staples U/W Base Rent is below the appraisal’s concluded retail rents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

40

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 50.2% 1.88x 10.2%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM(2)	2	5,854	0.6%	5,854	0.6%	$3.90	0.1%	0.1%
2012	2	10,228	1.1%	16,082	1.7%	$76.86	2.0%	2.1%
2013	4	60,670	6.6%	76,752	8.3%	$37.25	5.8%	7.9%
2014	1	7,797	0.8%	84,549	9.2%	$43.06	0.9%	8.8%
2015	3	20,450	2.2%	104,999	11.4%	$62.31	3.3%	12.1%
2016	2	5,361	0.6%	110,360	12.0%	$67.91	0.9%	13.0%
2017	9	124,752	13.5%	235,112	25.5%	$44.17	14.2%	27.2%
2018	5	92,802	10.1%	327,914	35.5%	$62.37	14.9%	42.1%
2019	4	50,098	5.4%	378,012	40.9%	$42.75	5.5%	47.6%
2020	3	53,104	5.8%	431,116	46.7%	$60.91	8.3%	56.0%
2021	2	125,077	13.5%	556,193	60.2%	$35.87	11.6%	67.5%
2022	5	93,935	10.2%	650,128	70.4%	$40.97	9.9%	77.5%
Thereafter	6	177,436	19.2%	827,564	89.6%	$49.30	22.5%	100.0%
Vacant	NAP	95,713	10.4%	923,277	100.0%	NAP	NAP
Total / Wtd. Avg.	48	923,277	100.0%			$46.88	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

(2)
MTM includes a 712 sq. ft. retail tenant paying $32.04 PSF and an office tenant which is currently occupying 5,142 sq. ft. on a portion of the 14th floor (such office income was excluded from U/W Base Rent).

The Loan.    The 260 and 261 Madison Avenue loan (the “260 and 261 Madison Avenue Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in two Midtown Manhattan office buildings totaling 923,277 square feet located at 260 and 261 Madison Avenue in New York, New York (the “260 and 261 Madison Avenue Property”) with an original principal balance of $105.0 million.  The 260 and 261 Madison Avenue Loan of $105.0 million represents the non-controlling A-2 Note of a $231.0 million whole loan that is evidenced by two pari passu notes.  Only the $105.0 million non-controlling A-2 Note will be included in the COMM 2012-CCRE2 trust.  The A-1 Note, with an original balance of $126.0 million and held by CCRE, will retain control over major servicing matters and is expected to be included in one or more future securitizations.  CCRE has reserved the right to further split the A-1 Note into smaller pieces with one note retaining control over major servicing matters.  The 260 and 261 Madison Avenue Loan has a 10-year term and interest only payments for the term of the loan.  The 260 and 261 Madison Avenue Loan accrues interest at a fixed rate equal to 4.9870% and has a Cut-off Date Balance of $105.0 million.  Loan proceeds were used to, among other things, retire existing debt of approximately $192.7 million, fund upfront reserves of $23.2 million and return $5.2 million of equity to the borrower.  Based on the appraised value of $460.0 million as of June 1, 2012, the Cut-off Date LTV is 50.2% with remaining implied equity of $229.0 million.  The most recent prior financing of the 260 and 261 Madison Avenue Property was held by MetLife Insurance Company and the financing prior to that was included in the WBCMT 2004-WHALE 3 transaction.

The relationship between the holders of the A-2 Note and the A-1 Note (or other future notes) will be governed by a co-lender agreement.  See “Description of the Mortgage Pool – Split Loan Structures – The 260 and 261 Madison Avenue Loan Combination” in the accompanying Free Writing Prospectus.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$231,000,000	100.0%	Loan Payoff	$192,739,826	83.4%
			Upfront Reserves	$23,178,326	10.0%
			Closing Costs(1)	$9,884,987	4.3%
			Return of Equity	$5,196,860	2.2%
Total Sources	$231,000,000	100.0%	Total Uses	$231,000,000	100.0%
(1)
Closing Costs consist of approximately $4.6 million for the upcoming tax payment collected at closing, approximately $2.5 million for mortgage recording taxes and approximately $2.7 million of other customary closing costs.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

41

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 50.2% 1.88x 10.2%

The Borrower / Sponsor.    The borrower, 260-261 Madison Avenue LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantors are Alex Sapir and Rotem Rosen, jointly and severally (collectively, the “Guarantors” or “Sponsors”).

Alex Sapir and Rotem Rosen are partners in ASRR, LLC, a real estate management company which provides asset management services for  the Sapir Organization, a privately held, New York-based real estate holding and development firm led by Alex Sapir, which originally purchased the property in 1996. The Sapir Organization’s real estate portfolio consists of approximately 7.0 million square feet of Manhattan commercial and residential space including 11 Madison Avenue, 2 Broadway, Trump Soho Hotel Condominium, and two residential buildings, 50 Murray Street and 53 Park Place.

The Property. The 260 and 261 Madison Avenue Property is located in New York, New York on Madison Avenue between 38th and 39th Streets.  260 Madison Avenue is located on the west side of Madison Avenue while 261 Madison Avenue is located on the east side of the street.  Constructed in 1951 and 1953, the 260 and 261 Madison Avenue Property is comprised of two Class B+ office buildings each with ground floor retail and below grade parking garages.  The collateral includes 839,759 sq. ft. of office space, 37,031 sq. ft. of retail space, and 46,487 sq. ft. of parking garage space.  As of July 1, 2012, the 260 and 261 Madison Avenue Property is 89.6% leased, which consists of an 88.8% office occupancy, 96.2% retail occupancy and 100.0% parking occupancy.  Since 1995, the 260 and 261 Madison Avenue Property has maintained an average occupancy of approximately 90%.  The lobbies of both 260 Madison Avenue and 261 Madison Avenue are currently undergoing a renovation for a total cost of approximately $1.6 million.  Approximately $1.2 million of loan proceeds, estimated to be approximately 110% of the total costs remaining to complete both lobbies, were held back at closing.

The 260 and 261 Madison Avenue Property includes the following buildings:

260 Madison Avenue - 22-story, Class B+, 538,332 sq. ft. office building with 488,476 sq. ft. of office space, 20,517 sq. ft. of retail space and an additional 29,339 sq. ft. of parking garage space.  The property was built in 1951 and is 89.9% occupied.

261 Madison Avenue - 28-story, Class B+, 384,945 sq. ft. office building with 351,283 sq. ft. of office space, 16,514 sq. ft. of retail space and an additional 17,148 sq. ft. of parking garage space.  The property was built in 1953 and is 89.2% occupied.

The 260 and 261 Madison Avenue Property has leases representing no more than 13.5% of the Total NRA or 14.9% of the Total U/W Base Rent expiring in any year.  In addition, only 12.0% of the Total NRA and 13.0% of the Total U/W Base Rent expire prior to 2017.  The 260 and 261 Madison Avenue Property has exhibited positive recent leasing momentum with nine new leases and two renewals executed in 2012.  Below is a summary of the recent leases at the property:

Recent Leasing Schedule
Tenant	New / Renewal	Building	Sq. Ft.	Annual U/W Base Rent PSF	Lease Term (Years)	Lease Expiration
McLaughlin & Stern	Renewal	260 Madison	108,977	$35.69	10.0	12/31/2021
Coca-Cola Company	New	260 Madison	50,462	$44.76	10.0	10/31/2022
WeWork	New	261 Madison	43,874	$42.00	15.8	4/30/2028
Black Enterprises Magazine	New	260 Madison	26,549	$43.34	10.4	5/31/2023
AKAM Associates	New	260 Madison	22,881	$39.27	10.7	9/30/2022
Forum Personnel, Inc.	Renewal	260 Madison	16,100	$37.08	9.0	5/31/2021
Arik Eshel, CPA & Associates	New	260 Madison	14,078	$30.00	10.0	1/15/2022
Ziruale Construction, Inc.	New	261 Madison	5,645	$60.93	7.0	6/3/2019
Prominence Décor	New	260 Madison	3,714	$40.00	10.1	5/31/2022
The Transportation Group	New	261 Madison	3,402	$43.13	5.3	5/31/2017
Gusy van der Zandt	New	261 Madison	2,800	$43.05	10.3	5/31/2022
Total / Wtd. Avg.			298,482	$39.60	10.8

Environmental Matters. The Phase I environmental report dated June 8, 2012 recommended no further action at the 260 and 261 Madison Avenue Property, other than the development and implementation of an asbestos operations and maintenance program, which the borrower agreed to institute, and the registration of an above ground storage tank, which the borrower agreed to register.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

42

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 50.2% 1.88x 10.2%

Major Tenants.

McLaughlin & Stern (108,977 sq. ft., 11.8% of NRA, 10.0% of Annual U/W Base Rent)
McLaughlin & Stern, LLP (“McLaughlin & Stern”), a law firm established in 1898, provides a diverse range of legal services to businesses and individuals, with particular expertise in 18 various fields including corporate and securities, litigation, real estate, intellectual property and healthcare.  260 Madison Avenue is the firm’s headquarters and only location in New York City.  McLaughlin & Stern has been a tenant at 260 Madison Avenue since 1996 when the tenant occupied only one floor of approximately 16,000 sq. ft.   Since then, McLaughlin & Stern has expanded five times into its current eight floors of space, leasing an additional approximately 92,000 sq. ft.

Primedia, Inc. (71,000 sq. ft., 7.7% of NRA, 6.9% of Annual U/W Base Rent)
Primedia Inc. (“Primedia”) is a privately held American media company fully owned by TPG Capital (formerly Texas Pacific Group).  Primedia helps millions of consumers find apartments, houses for rent, and new homes for sale through its Internet, mobile, and print products.  Brands include Apartment Guide, ApartmentGuide.com, Rentals.com, and New Home Guide.  In May 2012, Primedia acquired Rent.com from eBay for $145 million.  TPG Capital is a large global private equity investment firm focused on leveraged buyout, growth capital and leveraged recapitalization investments in distressed companies and turnaround situations.  TPG Capital purchased Primedia for $525 million in 2011.  Primedia has been a tenant since May 2006.  The Primedia space is fully subleased to two tenants, Source Interlink (47,700 sq. ft.) and Simplicity Pattern (23,300 sq. ft.).

Hanesbrands, Inc. (54,659 sq. ft., 5.9% of NRA, 5.1% of Annual U/W Base Rent)
Hanesbrands Inc. (NYSE:HBI) (“Hanes”), based in Winston-Salem, North Carolina, is a global consumer goods company that has been in business for more than a century that manufactures and sells apparel essentials including t-shirts, bras, underwear, socks, hosiery, casualwear and activewear.  Hanes, which was spun off from the Sara Lee Corporation in 2006, has approximately 50,000 employees and reported net income for 2011 of approximately $266.7 million, $55.4 million higher than the reported net income in 2010 of approximately $211.3 million.  Hanes has a market capitalization of approximately $2.9 billion as of July 2012.

The Market.
Midtown Manhattan Office Market
Midtown Manhattan is the largest office market in the country, containing 241.5 million square feet within its 11 major submarkets.  Specifically, the 260 and 261 Madison Avenue Property is located in the Grand Central District, Midtown’s largest submarket containing 59.7 million square feet of office space.

Murray Hill Office Subdistrict
The 260 and 261 Madison Avenue Property is located in the Murray Hill subdistrict, one of three subdistricts within Midtown Manhattan’s Grand Central District.  As of first quarter 2012, these three office subdistricts contained a total of approximately 45.2 million sq. ft. of Class A office space and approximately 14.5 million sq. ft. of Class B office space.  The 260 and 261 Madison Avenue Property competes with both Class A and Class B buildings.  Within the Murray Hill subdistrict, the average Class A and Class B direct rental rates as of first quarter 2012 were $51.97 PSF and $42.54 PSF, respectively.  The average in-place rents at the 260 and 261 Madison Avenue Property fall between the average Class A and Class B rents for the Murray Hill subdistrict.  The appraisal concluded an effective occupancy rate of 95%.  The average Grand Central district direct vacancy rate including all three subdistricts was 8.7% for Class A space and 5.4% for Class B space.  The Murray Hill subdistrict boasts a vacancy rate of 5.4% for Class A space and 4.1% for Class B space.

Retail Market
The comparable retail leases contained in the appraisal range from $136.50 – $187.17 PSF. The appraiser concluded market rents of $175.00 PSF for Madison Avenue ground floor corner space, $75 PSF for side street midblock space and $50.00 PSF for below-grade space.  The 260 and 261 Madison Avenue Property’s in-place U/W Base Rent for retail space of $107.80 PSF is below the appraiser’s blended conclusion of $131.97 PSF based on the corner, midblock and below grade rental assumptions above.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

43

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 50.2% 1.88x 10.2%

The following table compares the 260 and 261 Madison Avenue Property to direct competitors in the Murray Hill subdistrict.

Summary of Comparable Office Properties(1)
Building	Year Built	Height (Stories)	Size (Sq. Ft.)	Total Occupancy % (Direct)	Direct Asking Rents PSF
260 and 261 Madison Avenue	1951, 1953	22, 28	923,277	89.6%	$45.00 – $60.00
200 Madison Avenue	1925	26	553,144	100.0%	NAV
270 Madison Avenue	1923 / 1999	20	198,563	100.0%	NAV
275 Madison Avenue	1931	43	295,000	89.1%	$70.00 – $80.00
285 Madison Avenue	1926	25	371,284	100.0%	NAV
286 Madison Avenue	1918	23	111,977	95.0%	$50.00
292 Madison Avenue	1923	26	178,097	93.8%	$47.00
295 Madison Avenue	1929	47	237,366	93.5%	$45.00 – $48.00
317 Madison Avenue	1922	23	306,200	80.5%	$45.00
Total / Wtd. Avg.(2)				94.5%	$45.00 – $80.00

(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	U/W	U/W PSF
Base Rent(1)	$34,264,599	$35,658,673	$33,796,346	$38,799,845	$42.02
Value of Vacant Space	0	0	0	4,551,960	4.93
Gross Potential Rent	$34,264,599	$35,658,673	$33,796,346	$43,351,805	$46.95
Total Recoveries	3,916,794	5,180,435	4,877,118	4,886,531	5.29
Total Other Income(2)	895,928	871,052	782,010	843,419	0.91
Less: Vacancy(3)	0	0	0	(4,551,960)	(4.93)
Effective Gross Income(4)(5)	$39,077,321	$41,710,160	$39,455,475	$44,529,796	$48.23
Total Operating Expenses	17,421,939	19,066,485	19,740,709	20,871,984	22.61
Net Operating Income	$21,655,382	$22,643,675	$19,714,765	$23,657,812	$25.62
TI/LC	0	0	0	1,384,916	1.50
Capital Expenditures	0	0	0	269,948	0.29
Net Cash Flow	$21,655,382	$22,643,675	$19,714,765	$22,002,948	$23.83
(1)	U/W Base Rent includes $789,144 in contractual step rent through September 2013 and rent averaging of $307,389 for Coca-Cola Company and JPMorgan Chase.
(2)
U/W Other Income consists primarily of tenant cleaning income, sundry income and other miscellaneous income and $122,819 of percentage rent paid by HQ Global Workplaces (d/b/a Regus), in-line with actual percentage rent collections.

(3)	U/W Vacancy represents 9.4% of gross income and is underwritten based on in place economic vacancy including tenants with executed leases, but not yet in occupancy.
(4)	Effective Gross Income in 2011 decreased from 2010 largely due to 6 tenants vacating in 2010 and 2011 totaling approximately 98,500 sq. ft.
(5)
U/W Effective Gross Income is higher than historicals due to 9 new leases (including Coca-Cola Company, WeWork and Black Enterprises Magazine) signed in 2011 and 2012 totaling 173,405 sq. ft. and $7,332,795 in U/W Base Rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

44

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 50.2% 1.88x 10.2%

Property Management.    The 260 and 261 Madison Avenue Property is managed by ASRR Management, LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The 260 and 261 Madison Avenue Loan is structured with a hard lockbox and in place cash management.  The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and payments directly into the lockbox account controlled by the lender.  All funds in the lockbox account are swept daily to a cash management account under the control of the lender and amounts in this account are used to pay monthly debt service payments and any reserves due under the 260 and 261 Madison Avenue Loan documents with any excess amounts remaining in this account returned to the borrower in accordance with the 260 and 261 Madison Avenue Loan documents.

All excess cash will be swept into a lender controlled account during (a) a Major Tenant Sweep Period (as described below), (b) a Coca-Cola Sweep Period (as described below), (c) a BEM Sweep Period (as described below) or (d) upon the occurrence of any of the following: (i) an event of default, (ii) any bankruptcy action of the borrower, Guarantors or property manager, (iii) if the debt service coverage ratio for two consecutive calendar quarters is less than 1.05x (based on 30-year amortization) until such time that the debt service coverage ratio is 1.10x (based on 30-year amortization) for two consecutive quarters, or (iv) the borrower fails to complete the lobby renovations on or before October 15, 2012.

A “Major Tenant Sweep Period” occurs if (A) a tenant on a lease that is considered a “Major Sweep Event Lease” (defined as (i) a tenant occupying at least 50,000 sq. ft. of space at the 260 and 261 Madison Avenue Property or (ii) the tenant named The Trustees of AFTRA Health & Retirement Funds) (a) exercises a termination option, (b) fails to renew its lease prior to the date required under the lease, (c) is the subject of a bankruptcy action, (d) goes dark in its entire leased premises (including any subleased space) other than for temporary and reasonable business-related or repair-related purposes, or (e) fails to pay rent required under its lease for more than 60 days after the due date and (B) on such date, after giving effect to the Major Sweep Event Lease, the DSCR at the 260 and 261 Madison Avenue Property would be less than 1.30x (based on 30-year amortization).  During a Major Tenant Sweep Period, all excess cash flow will be swept into the Major Tenant Sweep Reserve Account until $50 PSF on the Major Sweep Event Lease space has been accumulated.  Any funds deposited into the Major Tenant Sweep Reserve Account may be disbursed to the borrower for approved leasing expenses.

A “Coca-Cola Sweep Period” occurs if Coca-Cola has terminated its lease (in connection with borrower’s failure to deliver the Coca-Cola space to Coca-Cola on or before January 19, 2013).  During a Coca-Cola Sweep Period, all excess cash will be swept into the Coca-Cola Reserve Account until the sum of the (i) amount on deposit in the Coca-Cola Reserve Account and (ii) the balance of any free rent reserve attributed to Coca-Cola is equal to $24.6 million. Any funds deposited into the Coca-Cola reserve account may be disbursed to the borrower for approved leasing expenses.

A “BEM Sweep Period” occurs if both (i) Black Enterprises Magazine (“BEM”) has terminated its lease (in connection with borrower’s failure to deliver the BEM space to BEM on or before May 1, 2013) and (ii) on the date that the BEM Sweep Period is to commence, the debt yield (as defined in the loan documents and based on net cash flow) is less than 9.2%.  During a BEM Sweep Period, all excess cash will be swept into the earn-out reserve account until the BEM reserve deposit ($4,091,684) has been accumulated.  A BEM Sweep Period will end upon the earlier to occur of (i) the deposit of the BEM reserve deposit ($4,091,684) into the earn-out reserve account or (ii) the achievement of a 9.2% debt yield based on lender’s net cash flow.

Guaranty of Payment.    The sponsor provided a guaranty for $24.6 million in connection with Coca-Cola’s option to terminate its lease if the borrower fails to deliver the Coca-Cola space to Coca-Cola on or before January 19, 2013.  This guaranty will terminate upon Coca-Cola accepting possession of its space or the cash flow at the 260 and 261 Madison Avenue achieving a 9.0% debt yield on net cash flow (based on tenants in occupancy and paying rent or in a free rent period with the free rent reserved).

Initial Reserves.    At closing, the borrower deposited (i) $2,000,000 into the TI/LC reserve account, (ii) $34,100 into the required repair reserve account, (iii) $3,282,340 to fund tenant improvement and leasing costs associated with the Coca-Cola lease, (iv) $3,448,237 to fund free rent owed to Coca-Cola (any excess free rent reserve will be released to the borrower once Coca-Cola is in possession of its space and paying unabated rent), (v) $2,413,070 to fund tenant improvement costs associated with the WeWork lease (leasing commissions of $1,255,989 were paid at closing), (vi) $1,535,590 to fund free rent owed to WeWork (any excess free rent reserve will be released to the borrower once WeWork is in possession of its space and paying unabated rent), (vii) $2,030,224 to fund tenant improvement and leasing costs associated with the Black Enterprises Magazine lease, (viii) $2,061,460 to fund free rent owed to Black Enterprises Magazine (any excess free rent reserve will be released to the borrower once Black Enterprises Magazine is in possession of its space and paying unabated rent), (ix) $2,546,867 to fund approved leasing expenses in connection with additional leasing at the property, (x) $1,411,967 to fund free rent owed to McLaughlin & Stern and (xi) $1,158,482 to fund costs associated with the lobby renovations at both buildings.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

45

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 50.2% 1.88x 10.2%

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $764,725, into a monthly tax reserve account, (ii) $22,491 into a capital expenditure account and (iii) $153,880 into a TI/LC reserve account, which amount is capped at $4,000,000.  The TI/LC reserve cap will be reduced to $3,000,000 in the event that occupancy at the 260 and 261 Madison Avenue Property is greater than 90.0%.  Monthly reserves for insurance are not required unless the borrower fails to make insurance payments or there is an event of default.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

46

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 50.2% 1.88x 10.2%

260 MADISON AVENUE

Floor	Tenants
22	McLaughlin & Stern, Unit 2200 (10,000), Exp. 12/31/2021
21	McLaughlin & Stern, Unit 2100 (9,588), Exp. 12/31/2021
20	McLaughlin & Stern, Unit 2000 (10,000), Exp. 12/31/2021
19	McLaughlin & Stern, Unit 1900 (9,588), Exp. 12/31/2021
18	McLaughlin & Stern, Unit 1800 (15,896), Exp. 12/31/2021
17	McLaughlin & Stern, Unit 1700 (15,500), Exp. 12/31/2021
16	McLaughlin & Stern, Unit 1600 (18,155), Exp. 12/31/2021
15	McLaughlin & Stern, Unit 1500 (18,155), Exp. 12/31/2021
14	Hanesbrands, Inc., Unit 1400 (21,451), Exp. 4/30/2013
12	Prominence Décor, Inc., Unit 1201 (3,714), Exp. 5/31/2022; AKAM Associates, Unit 1202 (22,881), Exp. 9/30/2022
11	Black Enterprises Magazine, Unit 1100 (26,549), Exp. 5/31/2023
10	Coca-Cola Company, Unit 1000 (17,254), Exp. 10/31/2022; Vacant, Unit 1000 (12,549)
9	Coca-Cola Company, Unit 0900 (33,208), Exp. 10/31/2022
8	HQ Global Workspaces, Unit 0800 (35,091), Exp. 5/31/2023
7	AFTRA National, Unit 0701 (19,439), Exp. 5/31/2017; The Solomon-Page Group, Unit 0702 (14,891), Exp. 10/31/2018
6	Hanesbrands, Inc., Unit 0600 (33,208), Exp. 4/30/2013
5	Vacant, Unit 0500 (36,421)
4	American Kennel CLub, Unit 0400 (33,301), Exp. 4/30/2019
3	The Solomon-Page Group, Unit 0301 (35,443), Exp. 10/31/2018
2	Forum Personnel, Unit 0201 (16,100), Exp. 5/31/2021; Vacant, Unit 0202 (3,363); Arik Eshel, CPA & Associates, Unit 0203 (14,078), Exp. 1/15/2022
Ground	JPMorgan Chase, Unit 0100 (6,617), Exp. 11/15/2020; Vacant, Unit 0101 (1,400); A&D Shoe Repair, Unit 0102 (712), MTM; JPMorgan Chase (Duane Reade), Unit 0103 (6,000), Exp. 12/30/2018; Bon Jour, Inc., Unit 0104 (2,728), Exp. 5/17/2016
Basement	JPMorgan Chase (Duane Reade), Unit 0801 (3,060), Exp. 12/31/2018; McLaughlin & Stern, Unit 0803 (972), Exp. 12/31/2021; McLaughlin & Stern, Unit 0804 (843), Exp. 12/31/2021; McLaughlin & Stern, Unit 0805 (280), Exp. 12/31/2021; Vacant, Unit 0808 (558)
Garage	Regal Parking (d/b/a Icon Parking Systems), PARK (29,339), Exp. 11/30/2020

Legend: 2013 | 2016 | 2017 | 2018 | 2019 | >2020 | MTM | Vacant

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

47

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 50.2% 1.88x 10.2%

261 MADISON AVENUE

Floor				
28	UBE America Unit 2800 (5,648) Exp. 12/31/2018			
27	Ziruale Construction, Inc. (The Sapir Organization) Unit 2700 (5,645) Exp. 5/31/2022			
26	Vernon & Ginsburg Unit 2600 (4,900) Exp. 1/31/2019			
25	Committee for Economic Development Unit 2500 (5,250) Exp. 9/30/2012			
24	Target Health Unit 2400 (5,250) Exp. 12/31/2017			
23	Target Health Unit 2300 (4,900) Exp. 12/31/2017			
22	Vacant Unit 2200 (5,647)			
21	Signature Bank Unit 2100 (5,250) Exp. 6/30/2018			
20	Signature Bank Unit 2000 (5,250) Exp. 6/30/2018			
19	J.M. Kaplan Fund Unit 1900 (5,200) Exp. 2/28/2015			
18	Madison Realty Capital Unit 1800 (5,250) Exp. 1/31/2015			
17	GL Consultants (Bond Street Group) Unit 1700 (10,761) Exp. 12/31/2017			
16	GL Consultants (Sigma7 Design Group) Unit 1600 (10,000) Exp. 12/31/2017			
15	CGMH Associates Unit 1501 (4,475) Exp. 4/30/2013	H&A America Corp. Unit 1502 (2,633) Exp. 11/30/2016	Gusy van der Zandt Unit 1503 (2,800) Exp. 5/31/2022	The Transportation Group Unit 1504 (3,402) Exp. 5/31/2017
14	Sontag Advisory Unit 1400 (7,797) Exp. 3/31/2014	Spongecell Unit 1402 (5,142) MTM		
12	Vacant Unit 1200 (11,460)	Blanch Law Firm Unit 1201 (6,252) Exp. 10/30/2019		
11	Howard-Sloan Search Unit 1101 (17,260) Exp. 6/26/2018			
10	WeWork Unit 1000 (21,937) Exp. 4/30/2028			
9	WeWork Unit 0900 (21,937) Exp. 4/30/2028			
8	Trustees of AFTRA Health & Retirement Unit 0800 (23,756) Exp. 10/31/2024			
7	Trustees of AFTRA Health & Retirement Unit 0701, 0702, 0703 (23,758) Exp. 10/31/2024			
6	Primedia, Inc. (Source Interlink Sublease) Unit 0600 (23,300) Exp. 11/30/2017			
5	Primedia, Inc. (Source Interlink Sublease) Unit 0500 (23,300) Exp. 11/30/2017			
4	Primedia, Inc. (Simplicity Pattern Co. Sublease) Unit 0400 (23,300) Exp. 11/30/2017			
3	Radio Networks Unit 0300 (24,408) Exp. 3/31/2024			
2	Vacant Unit 0200 (24,315)			
Ground	Signature Bank Unit 0100 (5,000) Exp. 8/31/2015	Staples Unit 0102 (3,524) Exp. 12/31/2017	FedEx Office Unit 0103 (1,536) Exp. 4/30/2013	
Basement	Signature Bank Unit 0B01 (5,000) Exp. 8/31/2015	Primedia Inc. Unit 0B02 (1,100) Exp. 11/30/2017	Staples Unit 0B03 (1,454) Exp. 12/31/2017	
Garage	Affiliated Parking Corporation (d/b/a Icon Parking Systems) Unit PARK (17,148) Exp. 11/30/2020			

2012 2013 2014 2015 2016 2017 >2018 MTM Vacant

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

48

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 50.2% 1.88x 10.2%

Manhattan
Property Types
High-Rise Office
Office & Retail
Retail
Industry & Mixed-Use
Civic & Institutional
Culture & Entertainment
Medical Facilities
Residential
High-Rise Residential
Hotels & Clubs
Religious Institutions
Educational Facilities
CARTIFACT
260 and 261 Madison Avenue
260 and 261 Madison Avenue
New York, NY 10016
260
261
W 47TH STREET
E 47TH STREET
W 46TH STREET
E 46TH STREET
W 45TH STREET
E 45TH STREET
W 44TH STREET
E 44TH STREET
W 43RD STREET
E 43RD STREET
W 42ND STREET
E 42ND STREET
E 41ST STREET
W 40TH STREET
W 39TH STREET
E 39TH STREET
W 38TH STREET
E 38TH STREET
W 37TH STREET
E 37TH STREET
W 36TH STREET
E 36TH STREET
W 35TH STREET
E 35TH STREET
W 34TH STREET
E 34TH STREET
W 33RD STREET
E 33RD STREET
W 32ND STREET
E 32ND STREET
W 31ST STREET
E 31ST STREET
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
VANDERBILT AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
SIXTH AVENUE
383 MADISON
250 PARK
245 PARK
HELMSLEY BUILDING
ROOSEVELT HOTEL
MET LIFE BUILDING
GRAYBAR BLDG.
GRAND CENTRAL TERMINAL
GRAND HYATT
CHRYSLER BLDG
GRACE BLDG
HBO
500 FIFTH
BRYANT PARK
NEW YORK PUBLIC LIBRARY
MOBIL BLDG
CHASE TOWER
MURRAY HILL
MIDTOWN SOUTH
HERALD SQUARE
CUNY GRADUATE SCHOOL
EMPIRE STATE BUILDING
HERALD TOWERS
GREELEY SQUARE
LITTLE KOREA
West New York
Union City
Hoboken
Jersey City
Central Park
QUEENS
MANHATTAN
New York
BROOKLYN
Hudson River
East River

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

49

520 Eighth Avenue New York, NY 10018	Collateral Asset Summary 520 Eighth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,714,834 38.1% 2.17x 13.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50

520 Eighth Avenue New York, NY 10018	Collateral Asset Summary 520 Eighth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,714,834 38.1% 2.17x 13.5%

Mortgage Loan Information			Property Information
Credit Assessment (Fitch / Moody’s):	BBB- / Baa3		Single Asset / Portfolio:	Single Asset
Loan Seller:	CCRE		Property Type:	CBD Office
Loan Purpose:	Refinance		Collateral:	Fee Simple
Sponsor:	Jeffrey Gural		Location:	New York, NY
Borrower:	New 520 GSH LLC; New 520		Year Built / Renovated:	1926 / 2009 - 2011
	Triple Crown LLC; 38th and 8th		Total Sq. Ft.:	758,490
	LLC; New 520 Eighth LLC		Property Management:	Newmark & Company Real Estate, Inc.
Original Balance:	$105,000,000		Underwritten NOI:	$14,117,245
Cut-off Date Balance:	$104,714,834		Underwritten NCF:	$13,227,222
% by Initial UPB:	7.9%		Appraised Value:	$275,000,000
Interest Rate:	4.1110%		Appraisal Date:	May 1, 2012
Payment Date:	11th of each month
First Payment Date:	July 11, 2012		Historical NOI
Maturity Date:	June 11, 2022		TTM NOI:	$12,644,486 (T-12 April 30, 2012)
Amortization:	360 months		2011 NOI:	$12,453,492 (December 31, 2011)
Additional Debt:	None		2010 NOI:	$12,342,358 (December 31, 2010)
Call Protection:	L(26), D(90), O(4)		2009 NOI:	$14,329,071 (December 31, 2009)
Lockbox / Cash Management:	Soft / Springing
			Historical Occupancy(2)
Reserves(1)			Current Occupancy:	99.1% (June 15, 2012)
	Initial	Monthly	2011 Occupancy:	98.6% (December 31, 2011)
Taxes:	$0	Springing	2010 Occupancy:	97.3% (December 31, 2010)
Insurance:	$0	Springing	2009 Occupancy:	98.8% (December 31, 2009)
Replacement:	$0	Springing	(1) See “Initial Reserves” and “Ongoing Reserves” herein. (2) The 520 Eighth Avenue Property has averaged 97.3% occupancy for the past 12 years.
TI/LC:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$138
Balloon Balance / Sq. Ft.:	$110
Cut-off Date LTV:	38.1%
Balloon LTV:	30.4%
Underwritten NOI DSCR:	2.32x
Underwritten NCF DSCR:	2.17x
Underwritten NOI Debt Yield:	13.5%
Underwritten NCF Debt Yield:	12.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

51

520 Eighth Avenue New York, NY 10018	Collateral Asset Summary 520 Eighth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,714,834 38.1% 2.17x 13.5%

The Loan.    The 520 Eighth Avenue loan (the “520 Eighth Avenue Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a Midtown Manhattan office building totaling 758,490 sq. ft. located at 520 Eighth Avenue in New York, New York (the “520 Eighth Avenue Property”) with an original principal balance of $105.0 million.  The 520 Eighth Avenue Loan has a 10-year term and 30-year amortization.  The 520 Eighth Avenue Loan accrues interest at a fixed rate equal to 4.1110% and has a Cut-off Date Balance of approximately $104.7 million.  Loan proceeds were used to, among other things, retire existing debt of approximately $52.4 million and return $51.6 million of equity to the borrower.  Based on the appraised value of $275.0 million as of May 1, 2012, the Cut-off Date LTV is 38.1% and the remaining implied equity is $170.0 million.  The most recent prior financing of the 520 Eighth Avenue Property was included in the WBCMT 2004-C10 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$105,000,000	100.0%	Loan Payoff	$52,432,130	49.9%
			Return of Equity	$51,636,649	49.2%
			Closing Costs	$931,221	0.9%
Total Sources	$105,000,000	100.0%	Total Uses	$105,000,000	100.0%

The Borrower / Sponsor.    The borrower consists of four entities, New 520 GSH LLC; New 520 Triple Crown LLC; 38th and 8th LLC; and New 520 Eighth LLC, which entities own the 520 Eighth Avenue Property as tenants in common.  Each tenant in common entity is a single purpose entity structured to be bankruptcy remote, each with two independent directors in its organizational structure.  The borrower is controlled by Jeffrey Gural, the Chairman of Newmark Grubb Knight Frank.  Newmark Grubb Knight Frank and its partners have an ownership interest in 41 buildings totaling approximately 8 million sq. ft. and manage 150 buildings in the New York metropolitan area.  Jeffrey Gural is the nonrecourse carve-out guarantor for the 520 Eighth Avenue Loan (the “Guarantor”). The Guarantor (or an entity controlled by the Guarantor) has owned and managed the 520 Eighth Avenue Property since acquiring the asset in 1978.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
ASPCA	NR/NR/NR	67,204	8.9%	$41.21	12.5%	12/31/2026(1)
Mason Tenders District Council Welfare Fund	NR/NR/NR	48,395	6.4%	$31.70	6.9%	2/28/2018
Selfhelp Community Services, Inc.	NR/NR/NR	45,000	5.9%	$26.14	5.3%	8/31/2025
Log-On Computer & Mailing Services, Inc.	NR/NR/NR	35,000	4.6%	$20.74	3.3%	1/31/2020
New York Spaces, Inc.	NR/NR/NR	35,534	4.7%	$26.77	4.3%	12/31/2018 (2)
Alliance of Resident Theatres/New York	NR/NR/NR	32,000	4.2%	$26.00	3.8%	11/30/2022
Total Major Tenants		263,133	34.7%	$30. 36	36.2%
Remaining Office Tenants(3)		461,477	60.8%	$27. 03	56.5%
Total Office Tenants		724,610	95.5%	$28.24	92.6%

Retail Tenants		27,055	3.6%	$60.31	7.4%
Vacant		6,825	0.9%
Total Collateral Sq. Ft.		758,490	100.0%

(1)
ASPCA occupies three spaces with the largest space totaling 57,000 sq. ft. expiring December 31, 2026 and the other two smaller spaces totaling 10,204 sq. ft. expiring May 31, 2014.  ASPCA executed a lease renewal on the 57,000 sq. ft. space in January 2012, with associated U/W Base Rent (including rent averaging) of $42.83 PSF, extending the lease maturity date to December 31, 2026, four years beyond the loan term.

(2)	New York Spaces, Inc. occupies five spaces with four of the spaces totaling 30,977 sq. ft. expiring December 31, 2018 and one other small space totaling 4,557 sq. ft. expiring April 30, 2012.
(3)	Remaining Office Tenants include more than 90 other tenants with no single tenant representing more than 4.1% of the NRA or 3.2% of the U/W Base Rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

52

520 Eighth Avenue New York, NY 10018	Collateral Asset Summary 520 Eighth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,714,834 38.1% 2.17x 13.5%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM(2)	12	4,650	0.6%	4,650	0.6%	$12.16	0.3%	0.3%
2012	7	49,193	6.5%	53,843	7.1%	$29.67	6.6%	6.9%
2013	8	30,037	4.0%	83,880	11.1%	$27.35	3.7%	10.6%
2014	7	35,195	4.6%	119,075	15.7%	$26.41	4.2%	14.8%
2015	11	54,542	7.2%	173,617	22.9%	$31.30	7.7%	22.5%
2016	10	41,320	5.4%	214,937	28.3%	$27.34	5.1%	27.6%
2017	8	44,717	5.9%	259,654	34.2%	$33.87	6.9%	34.5%
2018	9	95,099	12.5%	354,753	46.8%	$32.43	14.0%	48.4%
2019	3	20,900	2.8%	375,653	49.5%	$25.19	2.4%	50.8%
2020	6	72,971	9.6%	448,624	59.1%	$24.30	8.0%	58.8%
2021	3	23,646	3.1%	472,270	62.3%	$31.92	3.4%	62.3%
2022	7	60,071	7.9%	532,341	70.2%	$32.41	8.8%	71.1%
Thereafter	7	219,324	28.9%	751,665	99.1%	$29.14	28.9%	100.0%
Vacant	NAP	6,825	0.9%	758,490	100.0%	NAP	NAP
Total / Wtd. Avg.	98	758,490	100.0%			$29.39	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

(2)	MTM includes four storage tenants and four roof tenants.

The Property. The 520 Eighth Avenue Property is located in New York, New York on Eighth Avenue between 36th and 37th Streets.  The 520 Eighth Avenue Property consists of three adjacent and interconnected office buildings totaling 758,490 sq. ft. of net rentable area (“NRA”) and located in the Garment District in New York City’s Penn Plaza/Garment submarket.  The buildings, built in 1926, are situated on a 0.797-acre site, which includes ground floor retail representing approximately 3.5% of the total NRA.  The three buildings, consisting of 24-story, 22-story and 11-story structures,  operate as a single office property accessible through a main entrance located at 520 Eighth Avenue.  Over the last three years, the 520 Eighth Avenue Property has undergone $5.6 million in major renovations, which have included new elevator cabs and mechanicals, new roof insulation, and new lobbies at 520 Eighth Avenue and 266 West 37th Street.

The 520 Eighth Avenue Property is 99.1% occupied by a diverse mix of 98 tenants including, among others, not-for-profit associations, professional services firms, media and entertainment services companies, personal care services firms and garment/manufacturing industry tenants. The 520 Eighth Avenue Property includes 730,585 sq. ft. of office space (96.3% of the NRA), 16,396 sq. ft. of retail space with frontage along Eighth Avenue (2.2% of the NRA), and 10,268 sq. ft. of retail space along the side street (1.4% of the NRA).  The 520 Eighth Avenue Property has had an average occupancy of 97% over the past 12-year period (2000 - 2011) and has generated above $23.0 million in effective gross income since 2009.  In addition, no more than 12.5% of the NRA expires in any given year throughout the loan term and no single lease expiring during the loan term represents more than 6.9% of the Total U/W Base Rent.  The 520 Eighth Avenue Property has experienced positive leasing momentum in 2012 with five new office leases totaling 80,903 sq. ft. with average U/W Base Rents of $39.06 PSF (including rent averaging).  The average U/W office Base Rent at the 520 Eighth Avenue Property is $28.24 PSF, approximately 27.7% below the rents of these recently executed leases.

Environmental Matters. The Phase I environmental report dated May 30, 2012 recommended no further action at the 520 Eighth Avenue Property, other than the cleaning of excess fuel oil from the exterior of three above ground storage tanks, which the borrower agreed to complete.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

53

520 Eighth Avenue New York, NY 10018	Collateral Asset Summary 520 Eighth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,714,834 38.1% 2.17x 13.5%

Major Tenants.

ASPCA (67,204 sq. ft., 8.9% of NRA, 12.5% of Annual U/W Base Rent)
The American Society for the Prevention of Cruelty to Animals (the “ASPCA”) is headquartered at the 520 Eighth Avenue Property and has been a tenant since 2007. The ASPCA, established in 1866, was the first humane society to be established in North America. Total assets as reported by the 2011 annual report are $ 213.7 million. The ASPCA does not have any long-term debt obligations, with reported liabilities of $ 30.8 million as of year-end 2011 . The ASPCA executed a lease renewal in January 2012 extending its lease maturity date to December 2026 with respect to 57,000 sq. ft., four years beyond the loan term. The ASPCA occupies two smaller spaces totaling 10,204 sq. ft. expiring on May 31, 2014.

Mason Tenders District Council Welfare Fund (48,395 sq. ft., 6.4% of NRA, 6.9% of Annual U/W Base Rent)
Mason Tenders District Council Welfare Fund (the “Fund”) has been a tenant at the 520 Eighth Avenue Property since 2002.  The Fund is an umbrella labor organization affiliated with six local unions in the New York tri-state area with over 15,000 members.  It is involved in political and social labor action awareness campaigns on both the national and local levels.  The Fund was established in 1970 to provide health and welfare benefits to eligible employees on whose behalf employers contribute to the Fund in accordance with the terms of a collective bargaining agreement between the employer’s and employee’s union. Reported assets and revenue for year-end 2010 were $202.1 million and $130.8 million, respectively.

Selfhelp Community Services, Inc. (45,000 sq. ft., 5.9% of NRA, 5.3% of Annual U/W Base Rent)
Selfhelp Community Services, Inc. (“Selfhelp”) has been a tenant at the 520 Eighth Avenue Property since 2000.  The tenant originally occupied only the 5th floor and in 2003 expanded into the 18th floor and in 2010, extended its lease expiration through August 2025.  Selfhelp was founded in 1936 and is a member agency of the United Way.  Selfhelp is dedicated to enabling the elderly and other at-risk populations to live independently by providing, among other things, home care, supportive senior housing and senior centers.  Selfhelp enables approximately 1,075 aging individuals to live independently at six service-driven affordable senior complexes, with a seventh planned to open in early 2013.  Per the tenant’s 2011 annual report, total revenues were $54.2 million and total net assets were $23.6 million.

The Market.
Midtown Manhattan Office Market
Midtown Manhattan is the largest office market in the country, containing 241.5 million sq. ft. within its 11 major submarkets.  Specifically, the 520 Eighth Avenue Property is located within the Garment District neighborhood in the Penn Plaza/Garment submarket.

Garment District Neighborhood
The majority of the properties in the Garment District are older vintage, Class B/C buildings which cater to a diverse mixture of tenants that use the space for office and manufacturing purposes.  Approximately 98% of the submarket’s office inventory was built before 1970. The appraisal concluded office rents for the 520 Eighth Avenue Property of $30.00 PSF for floors 2 – 12, and $32.00 PSF for floors 14 – 25.  A market rent of $30.00 PSF was used for the office space at the 266 West 37th Street portion of the 520 Eighth Avenue Property.  The appraisal concluded market rents are above the 520 Eighth Avenue Property’s average U/W Base Rent for office space of $28.24 PSF.  In addition, the appraiser’s concluded 3.0% vacancy rate is in-line with the historical occupancy of approximately 97.3% for the last 12 years.

Retail Market
Comparable retail rents for leases with Eighth Avenue frontage in the Penn Plaza/Garment submarket ranged from $125 to $200 PSF, with an average of $140.79 PSF.  The 520 Eighth Avenue Property’s average retail rents for the retail spaces with Eighth Avenue frontage are $60.90 PSF, which is significantly below market.  The comparable retail rents for spaces located on the side street ranged from $48.00 to $62.82 PSF, with an average of $54.85 PSF.  This figure is in-line with the 520 Eighth Avenue Property’s average side street rental rates of $52.73 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

54

520 Eighth Avenue New York, NY 10018	Collateral Asset Summary 520 Eighth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,714,834 38.1% 2.17x 13.5%

The following table compares the 520 Eighth Avenue Property to direct competitors in the Penn Plaza/Garment submarket.

Summary of Comparable Office Properties(1)
Building	Year Built / Renovated	Height (Stories)	Size (Sq. Ft.)	Total Occupancy %
520 Eighth Avenue	1926 / 2009 – 2011	24	758,490	99.1%
1385 Broadway Avenue	1926 / NAV	23	492,597	80.1%
989 Avenue of the Americas	1926 / 1985	21	116,000	91.2%
519 Eighth Avenue	1927 / NAV	26	355,000	100.0%
498 Seventh Avenue	1921 / 2010	24	936,611	95.0%
240 West 35th Street	1924 / 2009	18	162,525	100.0%
229 West 36th Street	1921 / NAV	12	147,747	92.2%
8 West 38th Street	1913 / NAV	12	105,900	94.1%
Total / Wtd. Avg.				92.5%
(1)	Source: Appraisal.

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	TTM 4/30/2012	U/W	U/W PSF
Base Rent(1)	$19,991,777	$19,253,144	$19,817,956	$19,802,324	$22,094,093	$29.13
Value of Vacant Space	0	0	0	0	213,950	0.28
Gross Potential Rent	$19,991,777	$19,253,144	$19,817,956	$19,802,324	$22,308,043	$29.41
Total Recoveries	3,909,277	3,866,810	3,869,481	3,866,313	3,746,471	4.94
Total Other Income(2)	191,457	62,183	127,365	118,022	118,022	0.16
Less: Vacancy(3)	0	0	0	0	(892,322)	(1.18)
Effective Gross Income(4)	$24,092,510	$23,182,138	$23,814,802	$23,786,659	$25,280,213	$33.33
Total Operating Expenses	9,763,439	10,839,780	11,361,310	11,142,173	11,162,968	14.72
Net Operating Income	$14,329,071	$12,342,358	$12,453,492	$12,644,486	$14,117,245	$18.61
TI/LC	0	0	0	0	761,079	1.00
Capital Expenditures	0	0	0	0	128,943	0.17
Net Cash Flow	$14,329,071	$12,342,358	$12,453,492	$12,644,486	$13,227,222	$17.44
(1)	U/W Base Rent includes $780,010 in contractual step rent through August 2013 and average rents through the loan term of $414,294 for ASPCA’s long term space (Dec. 31, 2026 expiration).
(2)	U/W Other Income consists primarily of miscellaneous income items such as license fee income, utility/fuel income, water/sprinkler income and storage rent.
(3)
U/W Vacancy is 4.0% of gross potential rent.  The 520 Eighth Avenue Property is currently 99.1% occupied and has had an approximately 97.3% average occupancy over the past 12-year period (2000 - 2011).  The appraisal concluded a 3.0% vacancy rate.

Property Management.    The 520 Eighth Avenue Property is managed by Newmark & Company Real Estate, Inc., an affiliate of the Sponsor.

Lockbox / Cash Management.    The 520 Eighth Avenue Loan is structured with a soft lockbox and springing cash management.  Upon the occurrence of a Cash Trap Period (as defined below), all funds in the lockbox account will be swept daily to a cash management account under the control of the lender and amounts in this account will be used to pay monthly debt service payments and any reserves due under the 520 Eighth Avenue Loan documents with any excess amounts remaining in this account in accordance with the 520 Eighth Avenue Loan documents.

A “Cash Trap Period” occurs upon (i) an event of default, (ii) any bankruptcy action of the borrower or Guarantor, or (iii) if the debt service coverage ratio for two consecutive calendar quarters is less than 1.30x until such time that the debt service coverage ratio is 1.30x for two consecutive quarters.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

55

520 Eighth Avenue New York, NY 10018	Collateral Asset Summary 520 Eighth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,714,834 38.1% 2.17x 13.5%

Initial Reserves.    None.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves for (i) taxes, only if an event of default exists or if the borrower has failed to timely pay real estate taxes, (ii) insurance, only if an event of default exists if the borrower has failed to maintain all required insurance or if the borrower has failed to timely pay all insurance premiums, (iii) rollover, in an amount equal to $63,423, only if an event of default exists or if the debt service coverage ratio falls below 1.30x for three (3) consecutive calendar quarters until such time that the debt service coverage ratio is at least 1.30x for three (3) consecutive calendar quarters and (iv) replacements, in an amount equal to $10,742, only if an event of default exists, the debt service coverage ratio is not at least 1.30x for three (3) consecutive calendar quarters until such time that the debt service coverage ratio is 1.30x for three (3) consecutive calendar quarters, or the borrower fails to maintain the 520 Eighth Avenue Property in good repair and condition (as reasonably determined by lender based on an annual inspection of the 520 Eighth Avenue Property).

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

56

520 Eighth Avenue New York, NY 10018	Collateral Asset Summary 520 Eighth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,714,834 38.1% 2.17x 13.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

57

520 Eighth Avenue New York, NY 10018	Collateral Asset Summary 520 Eighth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,714,834 38.1% 2.17x 13.5%

520 Eighth Avenue
520 Eighth Avenue
New York, NY 10018
West New York
Union City
Hoboken
Jersey City
New York
MANHATTAN
QUEENS
BROOKLYN
Central Park
TIMES SQUARE
GARMENT DISTRICT
LINCOLN TUNNEL ENTRANCE & EXIT
W 44TH STREET
W 43RD STREET
W 42ND STREET
W 40TH STREET
W 39TH STREET
W 38TH STREET
W 37TH STREET
W 36TH STREET
W 35TH STREET
W 34TH STREET
W 33RD STREET
W 30TH STREET
W 29TH STREET
W 28TH STREET
EIGHTH AVENUE
NINTH AVENUE
SEVENTH AVENUE
BROADWAY
DYER AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
NEW YORK TIMES HEADQUARTERS
ONE BRYANT PARK
HERALD SQUARE
MACY'S
PENN STATION
MADISON SQUARE GARDEN
UNITED STATES GENERAL POST OFFICE
1 PENN PLAZA
2 PENN PLAZA
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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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444 Chicago Ridge Mall Chicago Ridge, IL 60415	Collateral Asset Summary Chicago Ridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 61.7% 2.74x 13.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60

444 Chicago Ridge Mall Chicago Ridge, IL 60415	Collateral Asset Summary Chicago Ridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 61.7% 2.74x 13.5%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Super Regional Mall
Sponsor:	Star-West JV, LLC		Collateral:	Fee Simple
Borrower:	Star-West Chicago Ridge, LLC		Location:	Chicago Ridge, IL
Original Balance:	$80,000,000		Year Built / Renovated:	1981 / 2004
Cut-off Date Balance:	$80,000,000		Total Sq. Ft.:	867,955
% by Initial UPB:	6.1%		Total Collateral Sq. Ft.(6):	568,915
Interest Rate:	4.6000%		Property Management:	SRP Property Management LLC;
Payment Date:	6th of each month			CBL & Associates Management, Inc.
First Payment Date:	August 6, 2012		Underwritten NOI:	$10,789,002
Maturity Date:	July 6, 2022		Underwritten NCF:	$10,207,107
Amortization:	Interest Only		“As-is” Appraised Value:	$129,700,000
Additional Debt(1):	Future Mezzanine Debt Permitted		“As-is” Appraisal Date:	April 17, 2012
Call Protection(2):	L(24), YM1(89), O(7)		“As Stabilized” Appraised Value(5):	$135,200,000
Lockbox / Cash Management:	Hard / Springing		“As Stabilized” Appraisal Date(5):	May 1, 2013

Reserves(3)			Historical NOI
	Initial	Monthly	TTM NOI:	$10,341,338 (T-12 March 31, 2012)
Taxes:	$0	Springing	2011 NOI:	$10,369,260 (December 31, 2011)
Insurance:	$0	Springing	2010 NOI:	$10,145,508 (December 31, 2010)
Replacement:	$0	Springing	2009 NOI:	$10,190,770 (December 31, 2009)
TI/LC:	$1,934,217	Springing
Rent Reserve:	$379,363	$0	Historical Occupancy(6)
			Current Occupancy(7):	94.7% (April 30, 2012)
Financial Information			2011 Occupancy:	91.1% (December 31, 2011)
Cut-off Date Balance / Sq. Ft.(4):		$141	2010 Occupancy:	88.1% (December 31, 2010)
Balloon Balance / Sq. Ft.(4):		$141	2009 Occupancy:	83.4% (December 31, 2009)
Cut-off Date LTV(5):		61.7%
(1)       See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)       Partial release of the Carson Pirie Scott & Co. parcel is permitted with a prepayment of principal. See “Partial Release” herein.
(3)       See “Initial Reserves” herein and “Ongoing Reserves” herein.
(4)       Based on Total Collateral Sq. Ft. of 568,915.
(5)       The “As Stabilized” LTV is 59.2%, which takes into account a full year of lease payments for recently signed leases.
(6)       Total Collateral Sq. Ft. and Historical Occupancy numbers exclude Sears (211,585 sq. ft.) and Kohl’s (87,455 sq. ft.), which are both subject to an REA and not part of the collateral.
(7)       Including Sears and Kohl’s, Current Occupancy is 96.5%.

Balloon LTV:		61.7%
Underwritten NOI DSCR:		2.89x
Underwritten NCF DSCR:		2.74x
Underwritten NOI Debt Yield: Underwritten NCF Debt Yield:		13.5% 12.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

61

444 Chicago Ridge Mall Chicago Ridge, IL 60415	Collateral Asset Summary Chicago Ridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 61.7% 2.74x 13.5%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Total Sales(000s)(2)	Sales PSF(2)	Occupancy Cost (% of Sales)(2)(3)
Non-Collateral Anchors
Sears(4)	CCC/B3/CCC+	211,585	NAP	NAP	$26,941	$127	NAP
Kohl’s(4)	BBB+/ Baa1/BBB+	87,455	NAP	NAP	$30,213	$346	NAP
Subtotal		299,040			$57,154	$191

Collateral Anchors
Carson Pirie Scott & Co.	B-/Caa3/B-	154,000	27.1%	1/31/2014	$27,038	$176	2.4%
AMC Theatres(5)	NR/NR/B	32,368	5.7%	1/1/2022	$2,250	$375,000	19.5%
Total Anchors		186,368	32.8%

Major Tenants
Bed, Bath & Beyond	NR/NR/BBB+	40,882	7.2%	1/31/2021	$12,395	$303	7.0%
Michaels	NR/Caa1/B+	21,103	3.7%	2/28/2014	$3,271	$155	14.1%
Aldi, Inc	NR/NR/NR	20,042	3.5%	5/02/2026(6)	NAV	NAV	NAV
Old Navy	BBB-/Baa3/BB+	15,563	2.7%	1/31/2018(7)	NAV	NAV	NAV
Forever 21	NR/NR/NR	11,827	2.1%	1/31/2020(8)	$3,930	$332	11.0%
Victoria’s Secret	BB+/Ba2/BB+	11,434	2.0%	1/31/2023	$6,556	$573	11.5%
Total Major Tenants		120,851	21.2%		$26,152	$307	9.6%

Remaining In-line Tenants(9) (<10,000 sq. ft.)		205,371	36.1%		$68,724	$422	14.7%
Food Court		7,618	1.3%		$4,152	$647	21.7%
Restaurant		16,491	2.9%		$9,961	$604	5.9%
Kiosk / Other		2,192	0.4%		$1,889	$1,081	30.9%
Total Occupied Collateral		538,891	94.7%

Vacant		30,024	5.3%
Total/Wtd. Avg.(10)		568,915	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	Total Sales, Sales PSF and Occupancy Cost are for tenants who have reported a minimum 12 months of sales as of February 2012.
(3)	Occupancy Cost calculations exclude utility reimbursements.
(4)	Sales figures for Sears and Kohl’s are based on estimates provided by the borrower.
(5)	AMC Theatres Sales PSF represent sales per screen, and are based on six screens.
(6)	Aldi, Inc has the right to terminate its lease any time after May 1, 2019 with 24 months prior notice.
(7)	Old Navy signed its lease on May 1, 2012 and will commence paying rent on the earlier to occur of (i) the date Old Navy opens its business to the public and (ii) December 1, 2012. In the event borrower fails to deliver possession of the premises to Old Navy by November 1, 2012, Old Navy has the right to terminate the lease upon 5 days prior written notice until delivery of possession of such premises. If rent commencement has not occurred by May 1, 2014, the Old Navy lease automatically terminates. A rent reserve was established at closing and includes the Old Navy monthly rental payment amounts through December 2012.
(8)	Forever 21 may terminate its lease in January 2015, with a termination fee of 55% of the unamortized portion of the tenant allowance, if sales during its fourth lease year (2013-2014) are lower than $3,548,100 ($300 PSF). The T-12 February 2012 Forever 21 sales are $332 PSF.
(9)	Includes Crazy 8 (1,875 sq. ft.) which has signed its lease and is expected to take occupancy of its space and begin rent payments in August 2012.
(10)	Total/Wtd. Avg. excludes non-collateral anchor tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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444 Chicago Ridge Mall Chicago Ridge, IL 60415	Collateral Asset Summary Chicago Ridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 61.7% 2.74x 13.5%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	8	20,356	3.6%	20,356	3.6%	$32.14	6.6%	6.6%
2012	8	7,947	1.4%	28,303	5.0%	$38.98	3.1%	9.7%
2013	18	29,894	5.3%	58,197	10.2%	$27.16	8.2%	17.9%
2014	20	204,199	35.9%	262,396	46.1%	$9.41	19.4%	37.3%
2015	10	11,436	2.0%	273,832	48.1%	$41.24	4.8%	42.1%
2016	12	22,578	4.0%	296,410	52.1%	$31.98	7.3%	49.4%
2017	9	22,650	4.0%	319,060	56.1%	$21.35	4.9%	54.2%
2018	15	53,088	9.3%	372,148	65.4%	$26.36	14.1%	68.4%
2019	4	6,239	1.1%	378,387	66.5%	$29.26	1.8%	70.2%
2020	4	22,414	3.9%	400,801	70.5%	$31.36	7.1%	77.3%
2021	5	53,172	9.3%	453,973	79.8%	$19.20	10.3%	87.6%
2022	5	46,889	8.2%	500,862	88.0%	$12.83	6.1%	93.7%
Thereafter	5	38,029	6.7%	538,891	94.7%	$16.46	6.3%	100.0%
Vacant	NAP	30,024	5.3%	568,915	100.0%	NAP	NAP
Total / Wtd. Avg.	123	568,915	100.0%			$18.38	100.0%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan. The Chicago Ridge Mall loan (the “Chicago Ridge Mall Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 568,915 square foot super regional mall located at 444 Chicago Ridge Mall in Chicago Ridge, Illinois (the “Chicago Ridge Mall Property”) with an original principal balance of $80.0 million. The Chicago Ridge Mall Loan has a 10-year term with interest only payments. The Chicago Ridge Mall Loan accrues interest at a fixed rate equal to 4.6000% and has a Cut-off Date Balance of $80.0 million. Loan proceeds along with $41.7 million from the borrower were used to acquire the Chicago Ridge Mall Property for $118.3 million. Based on the “As-is” appraised value of $129.7 million as of April 17, 2012, the cut-off date LTV is 61.7%. Based on the “As Stabilized” appraised value of $135.2 million as of May 1, 2013, the “As Stabilized” LTV is 59.2%. The most recent prior financing of the Chicago Ridge Mall Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$80,000,000	65.8%	Purchase Price	$118,300,000	97.2%
Borrower Equity	$41,667,770	34.2%	Reserves	$2,313,580	1.9%
			Closing Costs	$1,054,190	0.9%
Total Sources	$121,667,770	100.0%	Total Uses	$121,667,770	100.0%

The Borrower / Sponsors.    The borrower, Star-West Chicago Ridge, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and nonrecourse guarantor is Star-West JV, LLC (the “Chicago Ridge Mall Sponsor), a joint venture controlled by Starwood Capital Group (“Starwood”). The Chicago Ridge Mall Property is part of a seven property portfolio of malls that Starwood acquired ownership of from Westfield America Limited Partnership (“Westfield”). An affiliate controlled by Starwood, who controls the Chicago Ridge Mall Sponsor, and other Starwood affiliated entities and funds, owns a 14% interest in the Chicago Ridge Mall Sponsor. Westfield maintains a 10% interest in the Chicago Ridge Mall Sponsor and the remaining ownership interests are indirectly held by sovereign wealth funds and university endowments.

Starwood owns a controlling equity interest in the Chicago Ridge Mall Property and is a privately held global investment firm. Starwood was founded in 1991 and has completed over 435 transactions representing assets of over $32.0 billion as of December 31, 2011, with current assets under management of approximately $19.0 billion. Starwood has raised over $14.0 billion of equity and sponsored twelve co-mingled opportunistic funds. Starwood is an experienced real estate investor and has invested in all commercial real estate asset classes, including approximately 14 million square feet of retail space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

63

444 Chicago Ridge Mall Chicago Ridge, IL 60415	Collateral Asset Summary Chicago Ridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 61.7% 2.74x 13.5%

The Chicago Ridge Mall Property is managed by an entity controlled by Starwood Retail Partners, LLC (“SRP”). SRP is a retail-focused real estate platform formed, wholly-owned, controlled and managed by Starwood to acquire, redevelop and reposition retail assets, with an aim to create long-term value for its capital partners and investors. SRP is led by Scott Wolstein, co-founder and former chairman and CEO of Developers Diversified Realty Corporation (NYSE: DDR), a publicly traded REIT.

Westfield, a subsidiary of The Westfield Group, which is rated A-/A2/A- by Fitch/Moody’s/S&P, retains a 10% interest in the Chicago Ridge Mall Property and holds a 50% non-controlling ownership interest in the Chicago Ridge Mall property manager. The Westfield Group is one of the largest retail property groups in the world by equity market capitalization and one of the largest entities listed on the Australian Securities Exchange. Operating on a global platform, The Westfield Group is an internally managed, vertically integrated shopping center group, undertaking ownership, development, design, property management, funds and asset management. The Westfield Group employs over 4,000 staff worldwide and has interest in an investment portfolio of 118 shopping centers around the world, totaling approximately 114.1 million square feet and valued at approximately $62.7 billion as of December 31, 2011.

The Property. The Chicago Ridge Mall Property is a one-story, enclosed super regional shopping center located approximately 15 miles southwest of the Chicago central business district (“CBD”), built in 1981 and renovated in 2004. The Chicago Ridge Mall Property has a total of 867,955 sq. ft., of which 568,915 sq. ft. is leasable collateral for the Chicago Ridge Mall Loan. The leasable collateral does not include the 211,585 sq. ft. Sears anchor space or the 87,455 sq. ft. Kohl’s anchor space, both of which are subject to an REA and are not part of the collateral. In addition to Sears and Kohl’s, the Chicago Ridge Mall Property is anchored by Carson Pirie Scott & Co. and an AMC Theatres with six movie screens. Other major tenants include Bed Bath & Beyond, Michaels, Aldi, Inc, Old Navy, Forever 21 and Victoria’s Secret. The leasable collateral of the Chicago Ridge Mall Property is 94.7% occupied as of April 30, 2012. In addition, the Chicago Ridge Mall Property has 4,156 parking spaces, yielding a parking ratio of 4.79 per 1,000 sq. ft.

The below chart provides historical sales at the Chicago Ridge Mall Property.

Historical Sales PSF(1)
					T-12 February 2012		National Average
	2008	2009	2010	2011	Sales PSF	Gross Sales (000’s)	2011 National Sales PSF	2011 National Sales Per Store (000’s)
Sears(2)	$133	$130	$127	$127	$127	$26,941	$148	$9,234
Kohl’s(2)	$336	$335	$341	$344	$346	$30,213	$186	$16,382
Carson Pirie Scott & Co.(3)	$199	$196	$186	$177	$176	$27,038	$112	$10,673
AMC Theatres(4)	$413,000	$426,000	$455,833	$362,000	$375,000	$2,250	NAV	NAV

In-Line Tenants(5)	$385	$365	$414	$424	$422

(1)	Historical Sales PSF is based on historical statements provided by the borrower and represent tenants reporting at least 12 months of sales for each year.
(2)	Sales PSF figures for Sears and Kohl’s are estimates provided by the borrower.
(3)	2011 National Sales PSF and 2011 National Sales Per Store for Carson Pirie Scott & Co. are based on the sales of the parent company, Bon-Ton Stores.
(4)	AMC Theatres Sales PSF are on a per screen basis (six screens).
(5)	Excludes all major (greater than 10,000 sq. ft.), theatre, anchor, restaurant and kiosk tenants.

Environmental Matters. The Phase I environmental report dated April 6, 2012 recommended the continued implementation of the asbestos operation and maintenance plan at the Chicago Ridge Mall Property.

The environmental consultant noted a historical recognized environmental condition because a portion of the Chicago Ridge Mall Property was constructed over a closed landfill.  No further investigation was recommended based on the following: (i) the landfill ceased accepting waste material in the 1970s, (ii) the Illinois Environmental Protection Agency (“IEPA”) was consulted in 1980 by the mall developers for guidance regarding the historic landfill and the IEPA responded in writing that no special permits were required for the mall development, (iii) there are no formal land use restrictions in effect, and (iv) multiple prior environmental reports did not have any findings that would warrant reporting to the IEPA.  The borrower purchased a secured creditor environmental insurance policy with a $10 million limit for a term that extends two years past the Chicago Ridge Mall Loan maturity. Additionally, an environmental indemnity was provided at closing.

The Market.   The Chicago Ridge Mall Property is located approximately 15 miles south of the Chicago CBD in the southwestern portion of Cook County in a highly visible and trafficked area at the intersection of West 95th Street (U.S. Route 12/20) and Ridgeland Avenue, with average daily traffic counts of 49,900 and 23,400 cars per day, respectively. The Chicago Ridge Mall Property has access to Interstate 294, located approximately 1.2 miles to the west, via 95th Street. Interstate 294 provides connections to Interstate 94, downtown Chicago and the rest of the Chicago area interstate highway system. The unemployment rate in the Chicago metropolitan

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

64

444 Chicago Ridge Mall Chicago Ridge, IL 60415	Collateral Asset Summary Chicago Ridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 61.7% 2.74x 13.5%

statistical area was 9.7% as of December 2011, unchanged from a year earlier. Over the next five years, the unemployment rate in Chicago is expected to trend lower and average 8.2% annually.

Chicago Ridge is a heavily populated suburb of Chicago, with an estimated 324,876 people living within a 5-mile radius of the Chicago Ridge Mall Property in 2011. The average household income in 2011 in a five-mile radius around the Chicago Ridge Mall Property is $67,329, just below the national average household income of $67,529. As of Q1 2012, the Near South Cook submarket where the Chicago Ridge Mall Property is located had an average mall vacancy rate of 4.1%, slightly above the overall Chicago market average mall vacancy rate of 3.6%. Only 346,000 square feet of retail space came online between 2007 and 2011. Over the next five years, new construction is expected to be even more subdued, with a projected 171,000 square feet of retail to be completed in the submarket. The Chicago Ridge Mall Property has little direct competition within its trade area and its densely developed infill location presents a high barrier to entry and further limits the potential for new competition.

The below chart provides a comparison of the Chicago Ridge Mall Property and its competitive set. Orland Square Mall represents the primary competition and is the most similar in tenant mixture. Oak Brook Center and Yorktown Center & Shops are competitive due to their location along the interstate, with Oak Brook Center offering an upscale tenant mixture. Ford City Mall and Promenade at Bolingbrook are considered to provide limited competition, as Ford City Mall is an older mall and Promenade at Bolingbrook is a lifestyle center that is more entertainment focused.

Competitive Set(1)
Name	Chicago Ridge Mall Property	Orland Square Mall	Oak Brook Center	Yorktown Center & Shops	Ford City Mall	Promenade at Bolingbrook
Distance from Subject	NAP	7.5 miles	12.7 miles	14.2 miles	3.6 miles	13.2 miles
Property Type	Super Regional Mall	Super Regional Mall	Super Regional Mall	Super Regional/ Lifestyle Center	Super Regional Mall	Lifestyle Center
Year Built / Renovated	1981 / 2004	1976 / 1995	1962 / 1991	2006-2007 / NAP	1965 / 1989	2007-2008 / NAP
Total Occupancy(2)	97%	98%	95%	89%	80% (estimated)	90%
Size (Sq. Ft.)(2)	867,955	1,210,000	2,068,092	1,324,450	1,346,430	769,688
Anchors / Major Tenants	Sears, Carson Pirie Scott & Co., Kohl’s, Bed, Bath & Beyond, Michaels, Aldi, Inc, AMC Theatres	Carson Pirie Scott & Co., JC Penney, Macy’s, Sears	Crate & Barrel, Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom	JC Penney, Carson Pirie Scott & Co., Von Maur, AMC Theatres	JC Penney, Carson Pirie Scott & Co., AMC Theatres, Marshalls, HH Gregg	Macy’s, Bass Pro Shops, Gold Class Cinemas, Barnes & Noble
(1)	Source: Appraisal
(2)	Total Occupancy and Size (Sq. Ft.) for the Chicago Ridge Mall Property are based on the entire mall square footage of 867,955.

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-12 3/31/2012	U/W	U/W PSF
Base Rent(1)	$9,651,702	$9,776,016	$9,665,578	$9,412,001	$10,224,388	$17.97
Value of Vacant Space	0	0	0	0	808,793	1.42
Gross Potential Rent	$9,651,702	$9,776,016	$9,665,578	$9,412,001	$11,033,181	$19.39
Total Recoveries	9,149,184	7,679,790	7,808,306	7,778,219	9,145,881	16.08
Total Other Income	1,304,588	1,828,304	2,599,159	2,853,031	2,268,177	3.99
Less: Mark-to-Market	0	0	0	0	(333,494)	(0.59)
Less: Vacancy(2)	0	0	0	0	(920,337)	(1.62)
Effective Gross Income	$20,105,474	$19,284,109	$20,073,043	$20,043,251	$21,193,408	$37.25
Total Operating Expenses	9,914,704	9,138,601	9,703,783	9,701,913	10,404,407	18.29
Net Operating Income	$10,190,770	$10,145,508	$10,369,260	$10,341,338	$10,789,002	$18.96
TI/LC	0	0	0	0	445,355	0.78
Capital Expenditures	0	0	0	0	136,540	0.24
Net Cash Flow	$10,190,770	$10,145,508	$10,369,260	$10,341,338	$10,207,107	$17.94
(1)	U/W Base Rent includes $280,402 in contractual step rent through February 2013.
(2)	U/W Vacancy represents 4.1% of gross income and is based on the submarket vacancy rate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

65

444 Chicago Ridge Mall Chicago Ridge, IL 60415	Collateral Asset Summary Chicago Ridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 61.7% 2.74x 13.5%

Property Management.    The Chicago Ridge Mall Property is managed by SRP Property Management LLC, a borrower affiliate, and sub-managed by CBL & Associates Management, Inc.

Lockbox / Cash Management.    The Chicago Ridge Mall Loan is structured with a hard lockbox and springing cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and payments directly into the lockbox account controlled by the lender.  All funds in the lockbox account are transferred on a daily basis to the borrower until the commencement of a Trigger Event (as defined below), at which time amounts in the lockbox account will be swept daily to a cash management account to be used to pay monthly debt service payments and any reserves due under the Chicago Ridge Mall Loan documents. All excess cash will be held by the lender as additional cash collateral for the Chicago Ridge Mall Loan, unless a Trigger Period is solely due to the existence of a mezzanine loan, in which case such excess cash will be distributed to the holder of the mezzanine loan to be applied in accordance with the mezzanine loan documents.

A “Trigger Event” exists (i) during the continuance of an event of default, (ii) the DSCR falls below 1.25x on an amortizing basis as of the last day of any calendar quarter, and continues until the DSCR is at least 1.25x for two consecutive calendar quarters, or (iii) if, while a mezzanine loan is outstanding, the combined DSCR is less than 1.70x on an amortizing basis, and continues until such mezzanine loan is paid in full or the combined DSCR is above 1.70x on an amortizing basis for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrower deposited (i) $1,934,217 into the TI/LC reserve account and (ii) $379,363 into the rent reserve to cover rent associated with Old Navy, Amy’s Hallmark and Mandee.

Ongoing Reserves.   If a Trigger Event is continuing, the borrower is required to make monthly deposits of (i) 1/12 of the estimated annual real estate taxes into the tax reserve account, (ii) 1/12 of the estimated annual insurance premiums into the insurance reserve account; provided, deposits into the insurance reserve will not be required if an acceptable blanket policy is in place, (iii) $9,482 into a replacement reserve, subject to a cap of $344,642 and (iv) $47,410 into the TI/LC reserve account subject to a cap of $1,723,359.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Future mezzanine debt permitted, provided, among other things per the loan documents, (i) the mezzanine loan is secured only by collateral which is not collateral for the loan, (ii) the combined LTV shall not be above 70%, (iii) the combined DSCR shall not be less than 1.85x on an amortizing basis and (iv) the combined debt yield shall not be less than 11.5%.

Partial Release.    Carson Pirie Scott & Co. has the option to purchase the parcel of land which is its demised premises under its lease at fair market value (as determined by three appraisers) on the last day of any renewal term and upon 120 days prior notice to the borrower. Carson Pirie Scott & Co. has already exercised two of its ten 5-year renewal options, with the next two options occurring on January 31, 2014 and January 31, 2019. If Carson Pirie Scott & Co. exercises its purchase option, the borrower may obtain the release of the Carson Pirie Scott & Co. parcel from the lien of the mortgage, provided, among other things: (i) the remaining property complies with all zoning laws, (ii) borrower makes a prepayment of principal, together with yield maintenance, in an amount equal to the greater of (a) net sales proceeds and (b) $5,515,770 (the “Minimum Release Price ”). The Chicago Ridge Mall Sponsor guaranteed payment of the amount by which the Minimum Release Price exceeds the net sales proceeds, up to the Minimum Release Price amount.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

66

444 Chicago Ridge Mall Chicago Ridge, IL 60415	Collateral Asset Summary Chicago Ridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 61.7% 2.74x 13.5%

Carson Pirie Scott
Toy Heaven
Vacant
US Cellular
Vacant
Vacant
JT Rewards
Vacant
Rue 21
Regis Salon
Plaques Plus
Vacant
Motherhood Maternity
Vacant
American Eagle Outfitters
Vacant
Performania
Pro Image
OLD NAVY
Hollister Co.
Mandee
Jimmy Jazz
The Finish Line
Amy's Hallmark Shop
Call It Spring
Hot Topic
Vacant
Best Buy Mobile
Express
Windsor Fashion
Lids
KOHL'S
Vacant
Spencer Gifts
Vacant
Charlotte Russe
Fye
Aeropostale
Zales Jewelers
Gymboree
Yankee Candle
Vacant
amc
Vacant
FOOD COURT
Carousel
Vacant
Michaels
PACSUN
Vacant
Earthbound Trading Co.
Aldo
The Limited
Rogers & Hollands
Vacant
Torrid
Vacant
VICTORIA'S SECRET
The Children's Place
iFix and Repair
Underground Station
Vacant
Bath & Body Works
The Disney Store
Journeys
Lenscrafters
Zumiez
Frederick's of Hollywood
Verizon Wireless
Claire's Nails
BED BATH & BEYOND
FIVE GUYS
ALDI
GNC
Bakers Shoes
Gloria Jean's Coffees
Things Remembered
Cobbler
Vacant
Vacant
Vacant
Foot Locker
Lady Foot Locker
New York & Co.
Justice
Body Central or Lipstick
Modern Man
Champs Sports
Athlete's Foot
Payless Shoesource
FOREVER 21
Books-A-Million
Gamestop
Lyla
Lee Nails
Visionworks
Panera
SEARS
N
Anchor / Major
Non Anchor / In-line
Vacant
Not Part of Collateral

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

67

444 Chicago Ridge Mall Chicago Ridge, IL 60415	Collateral Asset Summary Chicago Ridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 61.7% 2.74x 13.5%

Chicago Ridge Mall
444 Chicago Ridge Mall
Chicago Ridge, IL 60415
CHICAGO
DOWNTOWN
Berkeley
Bellwood
Maywood
Oak Park
Forest Park
Hillside
W ROOSEVELT RD
Broadview
Westchester
North Riverside
Berwyn
Cicero
W 22ND ST
W OGDEN AVE
Oak Brook
31ST ST
La Grange Park
Brookfield
Riverside
Stickney
W PERSHING RD
Lyons
Forest View
La Grange
47TH ST
Western Springs
Hinsdale
S ARCHER AVE
W 47TH ST
Mccook
W 55TH ST
Summit
Countryside
CHICAGO MIDWAY INTERNATIONAL AIRPORT
W 63RD ST
W 67TH ST
Indian Head Park
Hodgkins
Willowbrook
Bedford Park
Marquette Park
W 71ST ST
Justice
W 79TH ST
Burr Ridge
Bridgeview
Willow Springs
Hickory Hills
S HARLEM AVE
W 87TH ST
ULYSSES S GRANT MEMORIAL HWY
Oaklawn
Evergreen Park
ARCHER AVE
W 103RD ST
Chicago Ridge
Palos Hills
104TH AVE
W 111TH ST
Worth
W 115TH ST
CENTRAL AVE
S CICERO AVE
Merrionette Park
Cap Sauers Holdings
Alsip
Calumet Park
W 123RD ST
Palos Park
Palos Heights
W 127TH ST
Blue Island
S RIDGELAND AVE
Crestwood
Robbins
Riverdale
143RD ST
Dixmoor
Posen
Dolton
Midlothian
Oak Forest
Phoenix
Harvey
Markham
Tinley Park
Hazel Crest
East Hazel Crest
Thornton
Country Club Hills
CARTIFACT
Lake Michigan
ILLINOIS
INDIANA
Chicago
Gary

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

68

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69

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,779,584 63.6% 1.35x 9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

70

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,779,584 63.6% 1.35x 9.5%

Mortgage Loan Information				Property Information
Loan Seller(1):	GACC; LCF			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Super Regional Mall
Sponsor:	Pyramid Crossgates Company			Collateral:	Fee Simple
Borrower:	Crossgates Mall General Company			Location:	Albany, NY
	NewCo, LLC			Year Built / Renovated:	1984 / 1994, 1997
Original Balance(1):	$72,000,000			Total Sq. Ft.:	1,696,031
Cut-off Date Balance(1):	$71,779,584			Total Collateral GLA(7):	1,298,620
% by Initial UPB:	5.4%			Property Management:	Pyramid Management Group, LLC
Interest Rate:	5.3980%			Underwritten NOI:	$28,553,638
Payment Date:	6th of each month			Underwritten NCF:	$27,227,197
First Payment Date:	June 6, 2012			Appraised Value:	$470,000,000
Maturity Date:	May 6, 2022			Appraisal Date:	March 8, 2012
Amortization:	360 months
Additional Debt(1):	$227,302,017 Pari Passu Debt			Historical NOI
Call Protection(2)(3):	L(27), D(88), O(5)			TTM NOI:	$27,184,582 (T-12 January 31, 2012)
Lockbox / Cash Management:	Hard / In Place			2011 NOI:	$27,384,447 (December 31, 2011)
				2010 NOI:	$28,385,633 (December 31, 2010)
Reserves(4)				2009 NOI:	$28,402,837 (December 31, 2009)
	Initial		Monthly	2008 NOI:	$32,013,448 (December 31, 2008)
Taxes:	$3,850,000		$550,000	2007 NOI:	$33,087,345 (December 31, 2007)
Insurance:	$0		Springing
Replacement:	$0		$23,666	Historical Occupancy(6)
TI/LC:	$1,863,853		$86,871	Current Occupancy(8):	90.3% (March 26, 2012)
Required Repairs:	$212,000		NAP	2011 Occupancy:	91.4% (December 31, 2011)
				2010 Occupancy:	95.0% (December 31, 2010)
Financial Information(5)				2009 Occupancy:	94.0% (December 31, 2009)
Cut-off Date Balance / Sq. Ft.(6):		$230		2008 Occupancy:	89.0% (December 31, 2008)
Balloon Balance / Sq. Ft.(6):		$192		2007 Occupancy:	94.5% (December 31, 2007)
Cut-off Date LTV:		63.6%
(1)       The Original Balance of $72.0 million represents the Note A-1A1 and Note A-1B1 of a $300.0 million whole loan evidenced by five pari passu notes. The pari passu companion loans are comprised of Note A-1A2, Note A-1B2 and Note A-2, with a combined original principal amount of $228,000,000. Note A-2, with an original principal amount of $120.0 million was included in the COMM 2012-CCRE1 securitization.
(2)       The Crossgates Mall Loan documents permit that, at any time after May 7, 2013 and prior to the first day of the defeasance lockout expiration period, if (i) the borrower elects to sell the Crossgates Mall Property and have the buyer assume the borrower’s obligations under the Crossgates Mall Loan and (ii) the proposed buyer is not approved by lender, then the borrower may prepay the entire Crossgates Mall Loan, subject to the payment of the greater of (i) a yield maintenance premium and (ii) 3% of the unpaid principal balance at the time of prepayment.
(3)       The lockout period will be at least 27 payment dates beginning with and including the first payment date of June 6, 2012. Defeasance of the full $300.0 million Crossgates Mall Whole Loan is permitted on the date that is the earlier to occur of (i) two years after the closing date of the securitization deal that includes the last pari passu note to be securitized, and (ii) three years following the note date, or April 9, 2015.
(4)       See “Initial Reserves” herein and “Ongoing Reserves” herein.
(5)       DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Cut-off Date Balance of $299,081,601.
(6)       Based on Total Collateral GLA of 1,298,620 sq. ft.
(7)       Total Collateral GLA excludes a 200,000 sq. ft. anchor pad (Macy’s) and a 143,676 sq. ft. vacant anchor pad, both of which are owned by an affiliate of the borrower, subject to a reciprocal easement agreement (“REA”) and excluded from the collateral for the Crossgates Mall Loan. Total Collateral GLA also excludes 53,735 sq. ft. of third floor theater space which is collateral for the Crossgates Mall Loan, but has been vacant since 2005.
(8)       Current Occupancy is 81.0% based on Total Sq. Ft. of 1,696,031.

Balloon LTV:		53.2%
Underwritten NOI DSCR:		1.41x
Underwritten NCF DSCR:		1.35x
Underwritten NOI Debt Yield:		9.5%
Underwritten NCF Debt Yield:		9.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

71

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,779,584 63.6% 1.35x 9.5%

Anchor and Major Tenant Summary
			% of Total
	Ratings		Collateral	Lease	Total Sales	Sales PSF(3)	Occupancy
Tenant Mix	(Fitch/Moody’s/S&P)(1)	Total Sq. Ft.(2)	GLA(2)	Expiration	(000s)(3)		Cost(3)(4)

Non-Collateral Anchor Tenants
Macy’s (REA)(5)	NR/Baa3/BBB	200,000	NAP	NAP	$25,000	$125	NAP

Collateral Anchors
JCPenney	BB+/NR/B+	179,964	13.9%	3/31/2014(6)	$33,786	$188	3.7%
Regal Crossgates 18	B-/B3/B+	100,000	7.7%	7/31/2022	$9,389	$94	23.3%
Dick’s Sporting Goods	NR/NR/NR	80,000	6.2%	1/31/2025	$20,941	$262	7.0%
Best Buy(5)	BBB-/Baa2/BBB-	50,000	3.9%	1/31/2015	$72,000	$1,440	1.6%
Total Collateral Anchors		409,964	31.6%		$136,115	$332	4.4%

Major Tenants (>10,000 sq. ft.)
Burlington Coat Factory(7)	NR/Caa1/B-	64,582	5.0%	9/30/2014	$5,826	$90	13.6%
Forever 21	NR/NR/NR	62,858	4.8%	1/31/2021(8)	$10,174	$162	11.0%
DSW Shoe Warehouse	NR/NR/NR	20,000	1.5%	1/31/2024	$6,371	$319	9.2%
H&M	NR/NR/NR	19,797	1.5%	1/31/2022(9)	$5,098	$258	9.2%
Old Navy	BBB-/Baa3/BB+	15,500	1.2%	1/31/2020	$6,614	$427	7.2%
Subtotal Major Tenants		182,737	14.1%		$34,084	$187	10.1%
Remaining Majors Tenants		99,898	7.7%		$20,296	$231	11.9%
Total Major Tenants		282,635	21.8%		$54,380	$201	10.8%

In-line Tenants (<10,000 sq. ft.)		327,236	25.2%		$115,514	$401	14.3%
Apple	NR/NR/NR	6,594	0.5%	7/31/2012	$41,057	$6,226	1.0%
Total In-line Tenants		333,830	25.7%		$156,571	$532	10.8%

Restaurant / Food Court		43,456	3.3%		$21,825	$526	15.3%
Kiosk / Service Tenants		15,844	1.2%		$7,924	$502	20.6%
Specialty Leasing Tenants		87,326	6.7%		NAP	NAP	NAP
Total Occupied Collateral		1,173,055	90.3%

Vacant		125,565	9.7%
Total Collateral GLA		1,298,620	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Total Collateral GLA excludes a 200,000 sq. ft. anchor pad (Macy’s) and a 143,676 sq. ft. vacant anchor pad, both of which are owned by an affiliate of the borrower, subject to an REA and excluded from the collateral for the Crossgates Mall Loan. Total Collateral GLA also excludes 53,735 sq. ft. of third floor theater space which is collateral for the Crossgates Mall Loan, but has been vacant since 2005.

(3)
Total Sales, Sales PSF and Occupancy Cost are for tenants who have reported an entire 12 months of sales in 2011. Approximately 84.7% of total tenants at the Crossgates Mall Property reported 2011 sales, with approximately 82.5% of in-line tenants reporting 2011 sales.

(4)	Occupancy Cost excludes energy and water reimbursement.
(5)	Sales figures for Macy’s and Best Buy are estimates provided by the borrower.
(6)
JCPenney has the right to terminate its lease in September 2013 with 3 months prior notice. JCPenney has been at the Crossgates Mall Property since 1984 and has seven 5-year extension options remaining. The annual rent for JCPenney is $3.72 PSF.

(7)	Burlington Coat Factory has been at the Crossgates Mall Property since 1999 and exercised its first of three, 5-year extension options in 2009. Sales have averaged $87 PSF since 2008.
(8)
Forever 21 has the right to terminate its lease with at least 2 months prior notice if sales during the period of May 2014 to April 2015 do not exceed $5,000,000. In addition, Forever 21 has one 5-year extension option remaining.

(9)
H&M has the right to terminate its lease with at least 6 months prior notice if sales during the period of November 2014 to October 2015 do not exceed $250 PSF. In addition, H&M has two 5-year extension options remaining.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

72

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,779,584 63.6% 1.35x 9.5%

Lease Rollover Schedule(1)
	# of	Total		Cumulative		Annual U/W	% U/W	Cumulative %
	Leases	Expiring	% of Total Sq.	Sq. Ft.	Cumulative % of	Base Rent	Base Rent	of U/W
Year	Expiring	Sq. Ft.	Ft. Expiring	Expiring	Sq. Ft. Expiring	PSF	Rolling	Base Rent
Specialty Leasing(2)	24	87,326	6.7%	87,326	6.7%	$0.00	0.0%	0.0%
2012(3)	15	50,548	3.9%	137,874	10.6%	$33.25	6.3%	6.3%
2013	16	43,431	3.3%	181,305	14.0%	$35.74	5.8%	12.2%
2014	34	324,937	25.0%	506,242	39.0%	$15.43	18.9%	31.0%
2015	17	84,645	6.5%	590,887	45.5%	$32.29	10.3%	41.3%
2016	17	51,378	4.0%	642,265	49.5%	$44.82	8.7%	50.0%
2017	17	65,777	5.1%	708,042	54.5%	$46.90	11.6%	61.6%
2018	11	42,509	3.3%	750,551	57.8%	$31.87	5.1%	66.7%
2019	8	38,472	3.0%	789,023	60.8%	$30.88	4.5%	71.2%
2020	10	39,543	3.0%	828,566	63.8%	$36.12	5.4%	76.5%
2021	3	65,963	5.1%	894,529	68.9%	$6.99	1.7%	78.3%
2022	10	172,054	13.2%	1,066,583	82.1%	$25.37	16.4%	94.7%
Thereafter	5	106,472	8.2%	1,173,055	90.3%	$13.20	5.3%	100.0%
Vacant	NAP	125,565	9.7%	1,298,620	100.0%	NAP	NAP
Total / Wtd. Avg.	187	1,298,620	100.0%			$22.65	100.0%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Specialty Leasing represents tenants with short-term licensing agreements of less than a year.
(3)	2012 includes four tenants (18,923 sq. ft.) that converted to month to month after their leases expired.

The Loan.  The Crossgates Mall loan (the “Crossgates Mall Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in 1,298,620 sq. ft. of leasable collateral at a Class A, super regional mall located at 1 Crossgates Mall Road in Albany, New York (the “Crossgates Mall Property”) with an original principal balance of $72.0 million. The Crossgates Mall Loan of $72.0 million represents the A-1A1 Note and the A-1B1 Note of a $300.0 million whole loan (the “Crossgates Mall Whole Loan”) that is evidenced by five pari passu notes. Only the A-1A1 Note, with an original principal amount of $52.0 million, and the A-1B1 Note, with an original principal amount of $20.0 million, will be included in the COMM 2012-CCRE2 trust. The remaining A-1A2 Note, with an original balance of $78.0 million, and the A-1B2 Note, with an original balance of $30.0 million, are not included in the COMM 2012-CCRE2 Trust and may be included in a future securitization. The A-2 Note, with an original principal amount of $120.0 million, was included in the COMM 2012-CCRE1 securitization. The Crossgates Mall Loan has a 10-year term and amortizes on a 30-year schedule.

The Crossgates Mall Loan accrues interest at a fixed rate equal to 5.3980% per annum and has a cut-off date balance of approximately $71.8 million. The whole loan proceeds were used to, among other things, retire existing debt of approximately $181.1 million, giving the borrower a return of equity of approximately $110.0 million. Based on the appraised value of $470.0 million as of March 8, 2012, the cut-off date LTV is 63.6% and the remaining implied equity is $171.0 million. Prior to the securitization of the $120.0 million pari passu A-2 Note in the COMM 2012-CCRE1 transaction, the most recent prior financing of the Crossgates Mall Property was included in the JPMCC 2006-FL1 transaction.

The relationship between the holders of the A-1A1 Note, A-1A2 Note, A-1B1 Note, A-1B2 Note and A-2 Note will be governed by an intercreditor agreement. See “Description of the Mortgage Pool ― Loan Combinations ― The Crossgates Mall Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1A1	$52,000,000	$51,840,811	COMM 2012-CCRE2	Yes
Note A-1A2	$78,000,000	$77,761,216	GACC	No
Note A-1B1	$20,000,000	$19,938,773	COMM 2012-CCRE2	Yes
Note A-1B2	$30,000,000	$29,908,160	LCF	No
Note A-2	$120,000,000	$119,632,640	COMM 2012-CCRE1	No
Total	$300,000,000	$299,081,601

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

73

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,779,584 63.6% 1.35x 9.5%

Sources and Uses(1)
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$300,000,000	100.0%	Loan Payoff	$181,090,295	60.4%
			Reserves	$5,925,853	2.0%
			Closing Costs	$2,951,751	1.0%
			Return of Equity (2)	$110,032,101	36.7%
Total Sources	$300,000,000	100.0%	Total Uses	$300,000,000	100.0%
(1)	Based on the Crossgates Mall Whole Loan amount.
(2)	Return of equity includes a reimbursement of approximately $25 million for the repurchase of anchor space and redevelopment of the Dick’s Sporting Goods space.

The Borrower / Sponsor.    The borrower, Crossgates Mall General Company NewCo, LLC, is a special purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Pyramid Crossgates Company, a New York general partnership (the “Crossgates Mall Sponsor”).

The Crossgates Mall Sponsor is approximately 65.5% owned by Robert J. Congel and Madeira Associates, and approximately 34.5% owned by other individuals and trusts, none of whom individually own more than 11% of the partnership. Madeira Associates is a New York general partnership, comprised, in part, of certain Congel family trusts.

The Pyramid Companies have owned and operated shopping malls in the Northeast for over 40 years, with a portfolio consisting of 17 retail properties across New York and Massachusetts producing approximately $4.0 billion in retail sales annually.

The Property.  The Crossgates Mall Property is a three-story, enclosed super regional shopping center located in Albany, New York, built in 1984 and renovated in 1994 and 1997. The Crossgates Mall Property has a total of 1,696,031 sq. ft., of which 1,298,620 sq. ft. is leasable collateral for the Crossgates Mall Loan. In addition to the 1,298,620 sq. ft. of leasable collateral, there is 53,735 sq. ft. of owned collateral on the third level that has been vacant since 2005 when the previous tenant, Regal Entertainment Group d/b/a Hoyt’s Cinemas, moved to the larger IMAX theater location on the northwest end of the Crossgates Mall Property. Regal Entertainment Group acquired Hoyt’s Cinemas in 2003 and now operates as Regal Crossgates 18 at the Crossgates Mall Property. The 200,000 sq. ft. Macy’s anchor space and a 143,676 sq. ft. vacant anchor space, both of which are owned by an affiliate of the borrower, are subject to an REA and excluded from the collateral. The Crossgates Mall Property is anchored by Macy’s, JCPenney, Dick’s Sporting Goods, Best Buy and a Regal Crossgates 18 IMAX theater with many national retail in-line and junior anchor retailers. The leasable collateral of the Crossgates Mall Property is 90.3% leased as of March 26, 2012 and has maintained an average occupancy of 92.8% since 2007.

The below chart provides historical sales at the Crossgates Mall Property.

Historical Sales PSF(1)
	2008	2009	2010	2011(2)	2011 National Average
JCPenney	$200	$188	$189	$188	$145
Dick’s Sporting Goods	NAP	NAP	$266	$262	$188
Best Buy(3)	$1,440	$1,400	$1,440	$1,440	$823

Total In-line (<10,000 sq. ft.)(4)	$503	$479	$514	$532	NAP
Apple	$3,864	$3,577	$5,334	$6,226	$5,647
Total In-line (excluding Apple)(4)	$404	$399	$394	$401	NAP
(1)	Historical Sales PSF is based on historical statements provided by the borrower.
(2)	2011 Sales PSF includes only tenants who have reported a full 12 months. Approximately 82.5% of in-line tenants reported full year 2011 sales.
(3)	Best Buy sales represent estimates provided by the borrower.
(4)	Excludes all major (>10,000 sq. ft.), restaurant and kiosk tenants.

Environmental Matters. The Phase I environmental report dated March 14, 2012 recommended the development and implementation of an Asbestos Operation and Maintenance (O&M) Plan at the Crossgates Mall Property. An Asbestos O&M Plan dated March 28, 2012 has been implemented.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

74

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,779,584 63.6% 1.35x 9.5%

The Market.     The Crossgates Mall Property is located at the junction of I-90 and I-87 (the New York Thruway).  Located in the area known as the Capital District surrounding Albany, the Crossgates Mall Property draws visitors from surrounding areas, including Central New York, the North Country, Western Massachusetts and the Hudson Valley region. The MSA is defined as Albany, Schenectady, Saratoga, Rensselaer and Schoharie Counties. The Albany unemployment rate is 8.1% as of January 2012, which is lower than the national rate due to its large government sector, as the state government is the largest employer of the MSA. Forbes Magazine listed Albany as the fourth-best metro area for jobs, mostly due to the Tech Valley initiative, which has brought in high-tech jobs and investment to the area. The University at Albany’s nanotechnology research center is expanding its space and expected to add nearly 1,300 research and science positions. The expansion of the university’s nanotech center has attracted high-tech firms and tech projects to the area, including the College of Nanoscale Science and Engineering, located 0.5 miles from the Crossgates Mall Property, Global Foundries, Intel and Vista Technology.

The Crossgates Mall Property is located in the Albany/Schenectady/Troy retail market. Total retail vacancy within the Albany/Schenectady/Troy retail market ended the Q4 2011 at 5.0%, almost no change from Q3 2011 as only two buildings totaling 12,240 square feet were completed during the 4th quarter. Retail completions in 2011 totaled 101,799 square feet throughout 12 buildings within the market. Given the limited size of these projects, they are not considered to have a significant impact on the Crossgates Mall Property. Mall vacancy within the Albany/Schenectady/Troy retail market ended 2011 at 4.4% with no new buildings having been completed within the past three years. The appraiser determined total vacancy and collection loss for the Crossgates Mall Property to be 3.0%. As per the appraisal, the Crossgates Mall Property’s primary trade area spans an area encompassing an approximate thirty mile radius around the Crossgates Mall Property and the secondary trade area is up to forty-five miles from the site given its regional accessibility and location of competitive properties. The primary trade area has a 2011 estimated population of approximately 879,508, with average household income of approximately $68,899.

The below chart provides a comparison of the Crossgates Mall Property and its competitive set. Colonie Center is the most direct competitor, having been recently renovated, while Latham Circle Mall and Clifton Park Center provide limited competition.  Only Colonie Center shares the direct trade area with the Crossgates Mall Property.

Competitive Set(1)
Name	Crossgates Mall Property(2)	Colonie Center	Latham Circle Mall	Clifton Park Center	Rotterdam Square Mall
Distance from Property	NAP	2.3 miles	6.3 miles	12.8 miles	11.3 miles
Property Type	Super Regional Mall	Super Regional Mall	Regional Center	Super Regional Mall	Super Regional Mall
Owner	Pyramid Crossgates Company	Heitman Value Partners	Realty Financial Partners	DCG Development	Macerich
Year Built / Renovated	1984 / 1994, 1997	1966 / 2007	1957 / 1994	1976 / 1994	1990 / 1995
Total Occupancy(2)	81%	70%	40%	91%	84%
Size (Sq. Ft.) (2)	1,696,031	1,292,646	662,948	592,128	579,990
Anchors / Major Tenants	Macy’s, JCPenney, Dick’s Sporting Goods, Best Buy, Regal Crossgates 18	Boscov’s, Macy’s, Sears	Burlington Coat Factory, JCPenney, Lowes Home Improvement	Boscov’s, JCPenney, Marshalls/Home Goods	Macy’s, Kmart, Sears
(1)	Source: Appraisal
(2)	Total Occupancy and Size (Sq. Ft.) for the Crossgates Mall Property are based on the entire mall square footage of 1,696,031.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

75

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,779,584 63.6% 1.35x 9.5%

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-12 1/31/2012	U/W	U/W PSF
Base Rent(1)	$26,668,718	$26,334,771	$25,421,136	$25,416,294	$26,867,990	$20.69
Value of Vacant Space	0	0	0	0	3,853,187	2.97
Gross Potential Rent	$26,668,718	$26,334,771	$25,421,136	$25,416,294	$30,721,177	$23.66
Total Recoveries	13,140,593	13,158,912	12,961,989	12,928,322	13,474,688	10.38
Total Other Income	2,691,517	3,250,799	3,209,563	3,239,892	3,050,925	2.35
Less: Vacancy(2)	0	0	0	0	(3,853,187)	(2.97)
Effective Gross Income	$42,500,829	$42,744,482	$41,592,688	$41,584,508	$43,393,603	$33.42
Total Operating Expenses	14,097,991	14,358,849	14,208,241	14,399,926	14,839,965	11.43
Net Operating Income	$28,402,837	$28,385,633	$27,384,447	$27,184,582	$28,553,638	$21.99
TI/LC	0	0	0	0	1,042,447	0.80
Capital Expenditures	0	0	0	0	283,995	0.22
Net Cash Flow	$28,402,837	$28,385,633	$27,384,447	$27,184,582	$27,227,197	$20.97

Average Annual Rent PSF(3)	$21.85	$21.35	$21.42

(1)	U/W Base Rent includes $298,097 in contractual step rent through March 2013.
(2)	U/W Vacancy represents 8.2% of gross income.
(3)
Historical Average Annual Rent PSF is based on historical operating statements and occupancy rates provided by the borrower and exclude non-collateral anchors as well as the 53,735 sq. ft. vacant theater space.

Property Management.    The Crossgates Mall Property is managed by Pyramid Management Group, LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The Crossgates Mall Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Crossgates Mall Loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon an event of default or if the debt service coverage ratio for the trailing 12-month period is less than 1.125x on the last day of the calendar quarter until the debt service coverage ratio is 1.15x or greater for two consecutive calendar quarters. During a cash sweep caused solely by a low DSCR, if there is no event of default, funds will be disbursed to pay for approved budgeted operating expenses and approved extraordinary expenses after payment of debt service and reserves.

Initial Reserves.    At closing, the borrower deposited (i) $3,850,000 into a tax reserve account, (ii) $1,863,853 into the TI/LC reserve account and (iii) $212,000 into a required repair account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $550,000, into a tax reserve account, (ii) 1/12 of the annual insurance premium into an insurance reserve account, however monthly insurance deposits will not be required so long as (a) an acceptable blanket policy is in place and (b) the insurance premiums for the subsequent 12 months have been paid, (iii) $23,666 into a capital expenditure account and (iv) $86,871 into a TI/LC reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release. From and after 90 days from the closing of the Crossgates Mall Loan, the borrower may obtain release of one or more vacant, non-income producing parcels without any required prepayment of the Crossgates Mall Loan, so long as, among other things, the remaining property continues to comply with zoning and applicable legal requirements, the parcel being released is legally subdivided, the borrower continues to be a single purpose entity and such other conditions as more particularly set forth in the Crossgates Mall Loan documents are satisfied.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

76

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,779,584 63.6% 1.35x 9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

77

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,779,584 63.6% 1.35x 9.5%

CARTIFACT
Crossgates Mall
1 Crossgates Mall Road
Albany, NY 12203
SCHENECTADY
COHOES
LATHAM
MAYWOOD
COLONIE
NEWTONVILLE
LOUDONVILLE
ROESSLEVILLE
WESTMERE
MENANDS
ALBANY
RENSSELAER
ALBANY INTERNATIONAL AIRPORT
MOHAWK RIVER
HUDSON RIVER
STATE UNIVERSITY OF NEW YORK ALBANY
NY STATE OFFICE COMPLEX
STUYVESANT PLAZA
CROSSGATES COMMONS
NORTHWAY MALL
COLONIE CENTER
WESTGATE PLAZA
LATHAM CIRCLE MALL
SIENA COLLEGE
COLLEGE OF ST ROSE
ALBANY MEDICAL CENTER HOSPITAL
ST. PETER'S HOSPITAL
EMPIRE STATE PLAZA
STATE CAPITOL
THE EGG
TIMES UNION CENTER
ALBANY-RENSSELAER AMTRAK
STATE UNIVERSITY OF NY-ALBANY-EAST
SARATOGA SPRINGS
BALLSTON SPA
AMSTERDAM
SCHAGHTICOKE
MECHANICVILLE
TROY
ESPERANCE
ALBANY INT'L AIRPORT
ALTAMONT
SCHOHARIE
VOORHEESVILLE
MIDDLEBURGH
CASTLETON -ON-HUDSON
RAVENA
BROADALBIN

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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79

500 Delaware Avenue Wilmington, DE 19801	Collateral Asset Summary 500 Delaware Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$69,760,663 71.5% 1.49x 10.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

80

500 Delaware Avenue Wilmington, DE 19801	Collateral Asset Summary 500 Delaware Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$69,760,663 71.5% 1.49x 10.4%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Buccini Pollin Group		Collateral:	Fee Simple
Borrower:	BPG Office Partners V 500 Delaware		Location:	Wilmington, DE
	LLC		Year Built / Renovated:	2006 / NAP
Original Balance:	$70,000,000		Total Sq. Ft.:	371,222
Cut-off Date Balance:	$69,760,663		Property Management:	BPG Real Estate Services LLC
% by Initial UPB:	5.3%		Underwritten NOI(4):	$7,235,112
Interest Rate:	5.0140%		Underwritten NCF(4):	$6,785,181
Payment Date:	6th of each month		Appraised Value:	$97,500,000
First Payment Date:	June 6, 2012		Appraisal Date:	April 9, 2012
Maturity Date:	May 6, 2022
Amortization(1):	352 months		Historical NOI
Additional Debt(2):	$10,000,000 Mezzanine Loan		TTM NOI:	$6,847,219 (T-12 March 31, 2012)
Call Protection:	L(27), D(89), O(4)		2011 NOI:	$6,802,202 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	$6,478,582 (December 31, 2010)
			2009 NOI:	$5,733,487 (December 31, 2009)
Reserves(3)
	Initial	Monthly	Historical Occupancy
Taxes:	$423,689	$38,517	Current Occupancy:	89.7% (May 2, 2012)
Insurance:	$49,668	$8,278	2011 Occupancy:	88.6% (December 31, 2011)
Replacement:	$0	$6,187	2010 Occupancy:	83.7% (December 31, 2010)
TI/LC:	$0	$30,936	2009 Occupancy:	82.6% (December 31, 2009)

(1)       The 500 Delaware Avenue Loan is structured with a fixed amortization schedule with an effective amortization period of 352 months. See “Annex H” of the Free Writing Prospectus.
(2)       See “Current Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)       See “Initial Reserves” herein and “Ongoing Reserves” herein.
(4)       The 500 Delaware Avenue Property is currently operating under a phased-in tax assessment that will not be fully phased-in until 2017. The Underwritten NOI and NCF are calculated based on the fully phased-in assessed value.

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$188	$215
Balloon Balance / Sq. Ft.:	$153	$180
Cut-off Date LTV:	71.5%	81.8%
Balloon LTV:	58.3%	68.6%
Underwritten NOI DSCR(4):	1.59x	1.29x
Underwritten NCF DSCR(4):	1.49x	1.21x
Underwritten NOI Debt Yield:	10.4%	9.1%
Underwritten NCF Debt Yield:	9.7%	8.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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500 Delaware Avenue Wilmington, DE 19801	Collateral Asset Summary 500 Delaware Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$69,760,663 71.5% 1.49x 10.4%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
WSFS	NR/NR/NR	78,534	21.2%	$32.72	25.1%	12/31/2025
Morris James LLP	NR/NR/NR	60,872	16.4%	$31.13	18.5%	5/31/2021
Sargent & Lundy, LLC	NR/NR/NR	47,441	12.8%	$28.98	13.4%	10/31/2017(2)
United States Postal Service	AAA/Aaa/AA+	33,526	9.0%	$16.29	5.3%	1/31/2027
Ashby & Geddes, P.A.	NR/NR/NR	23,273	6.3%	$32.46	7.4%	12/31/2016
Total Major Tenants		243,646	65.6%	$29.31	69.7%
Remaining Tenants		89,511	24.1%	$34.76	30.3%
Total Occupied Collateral		333,157	89.7%	$30.77	100.0%
Vacant		38,065	10.3%
Total		371,222	100.0%

(1)
Certain ratings are those of the parent company whether or not the parent company guarantees the lease. In the case of the United States Postal Service, reflects the sovereign credit rating of the United States.

(2)	The Sargent and Lundy, LLC lease includes a one-time termination option in October 2014, with 365 days notice, and payment of unamortized lease costs.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	2	13,423	3.6%	13,423	3.6%	$34.47	4.5%	4.5%
2013	0	0	0.0%	13,423	3.6%	$0.00	0.0%	4.5%
2014	0	0	0.0%	13,423	3.6%	$0.00	0.0%	4.5%
2015	1	3,784	1.0%	17,207	4.6%	$37.10	1.4%	5.9%
2016	2	35,325	9.5%	52,532	14.2%	$30.94	10.7%	16.5%
2017	5	72,341	19.5%	124,873	33.6%	$29.88	21.1%	37.6%
2018	1	6,532	1.8%	131,405	35.4%	$29.50	1.9%	39.5%
2019	1	8,110	2.2%	139,515	37.6%	$32.57	2.6%	42.1%
2020	0	0	0.0%	139,515	37.6%	$0.00	0.0%	42.1%
2021	2	60,872	16.4%	200,387	54.0%	$31.13	18.5%	60.6%
2022	0	0	0.0%	200,387	54.0%	$0.00	0.0%	60.6%
Thereafter	7	132,770	35.8%	333,157	89.7%	$30.45	39.4%	100.0%
Vacant	NAP	38,065	10.3%	371,222	100.0%	NAP	NAP
Total / Wtd. Avg.	21	371,222	100.0%			$30.77	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan.    The 500 Delaware Avenue loan (the “500 Delaware Avenue Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 371,222 square foot Class A, CBD office building located at 500 Delaware Avenue in Wilmington, Delaware (the “500 Delaware Avenue Property”) with an original principal balance of $70.0 million. The 500 Delaware Avenue Loan has a 10-year term and is structured with a fixed amortization schedule, with an effective amortization period of 352 months. The 500 Delaware Avenue Loan accrues interest at a fixed rate equal to 5.0140% per annum and has a cut-off date balance of approximately $69.8 million. Loan proceeds, along with a $10.0 mezzanine loan provided by Redwood Commercial Mortgage Corporation and $153,320 equity from the borrower, were used to retire existing debt through a discounted payoff. The prior mortgage, which was originated by Anglo Irish Bank and subsequently purchased by Lone Star, had a balance of $85,298,844.  The prior loan was repaid as part of a larger overall discounted payoff between Lone Star and affiliates of the borrower. The discounted payoff on the 500 Delaware Avenue Property of $75,150,000 represented a 12% discount to par. $2,350,000 of the 500 Delaware Avenue proceeds was used to contribute toward the pay down of the remaining assets in the pool as part of the Lone Star agreement. Additionally, the discount on the 500 Delaware Avenue Property was contingent on the payoff of five other assets in the principals’ portfolio, which were paid off prior to the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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500 Delaware Avenue Wilmington, DE 19801	Collateral Asset Summary 500 Delaware Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$69,760,663 71.5% 1.49x 10.4%

closing of the 500 Delaware Avenue Loan, with the principals investing $6,787,202 in equity to facilitate the payoff of these loans. Based on the appraised value of $97.5 million as of April 9, 2012, the cut-off date LTV is 71.5% and the remaining implied equity is approximately $17.7 million. The most recent prior financing of the 500 Delaware Avenue Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$70,000,000	87.3%	Loan Payoff	$77,500,000	96.7%
Mezzanine Loan	$10,000,000	12.5%	Reserves	$473,357	0.6%
Sponsor Equity	$153,320	0.2%	Closing Costs	$2,179,963	2.7%
Total Sources	$80,153,320	100.0%	Total Uses	$80,153,320	100.0%

The Borrower / Sponsor.    The borrower, BPG Office Partners V 500 Delaware LLC, is a single purpose Delaware limited liability company with two independent directors in its organizational structure.  The nonrecourse carve-out guarantors are Robert E. Buccini, Christopher F. Buccini and David B. Pollin, jointly and severally. The sponsor of the borrower is the Buccini Pollin Group.

Robert E. Buccini, Christopher F. Buccini and David B. Pollin are principals with the Buccini Pollin Group (“BPG”), a privately-held, full-service real estate acquisition, development, and management company with offices in Washington, DC, Wilmington, Philadelphia and Baltimore. Formed in 1993, BPG develops and acquires hotel, residential, office, retail and parking properties in the Mid-Atlantic and Northeastern regions of the United States. Through a group of affiliated companies, including PM Hospitality Strategies, Inc. (hotel operating company), BPG Real Estate Services LLC (office property management and leasing), BPG Residential Services LLC (residential property management and leasing), and BPGS Construction LLC (construction management), the principals of BPG oversee all aspects of project acquisition, finance, development, construction, leasing, operations, and disposition for its portfolio properties. On behalf of its principals, investors and financial partners, BPG has acquired or developed real estate assets having a value in excess of $3.0 billion, including seven million square feet of office, flex office, and retail space in 69 buildings, 23 internationally branded hotels, and 9 major residential communities.

The Property. The 500 Delaware Avenue Property is located at 500 Delaware Avenue in Wilmington, Delaware. The 500 Delaware Avenue Property was developed in 2006 on an irregularly shaped 1.02 acre site at the northern gateway to the Wilmington central business district. Delaware Avenue provides easy access and visibility from Interstate 95. The site is bound by North Jefferson Street to the west, Delaware Avenue to the north, West 10th Street to the south, and North Washington Street to the east. Surrounding properties consist of office buildings, restaurants, hotels and parking structures. Tenants are afforded 24-hour secure access to a 6-level 562 space parking garage connected to the 500 Delaware Avenue Property and owned by the Wilmington Parking Authority, an agency of the State of Delaware. H.B. DuPont Park is located on the northeast corner of North Washington Street and Delaware Avenue across from the 500 Delaware Avenue Property, and Rodney Square, the heart of the Wilmington central business district, is located approximately 6 blocks east.

The 500 Delaware Avenue Property is improved with a 15-story Class A office building with a total of 371,222 square feet of net rentable area and 23,300 square foot floor plates. The 500 Delaware Avenue Property was developed in 2006 by The BPG for a total cost of approximately $98 million. The 500 Delaware Avenue Property is one of the newest constructed buildings in the Wilmington central business district and is one of two new commercial office buildings constructed in the Downtown Wilmington Market since the 1980s. The 500 Delaware Avenue Property is considered the premier office address in the Wilmington Central Business District (“CBD”).  Amenities include high speed elevators, 12 foot floor to ceiling windows, minimum 9 foot ceiling heights, as well as a WSFS bank branch, post office and a café on the ground floor. Interior office spaces are built out to trophy quality, with select suites featuring cherry wood floors and marble wall coverings.

Assessments in New Castle County, Delaware are based upon 1983 property replacement cost. The last county wide assessment occurred in 1985 and another is not planned at this time. Both New Castle County and the City of Wilmington provide for abatements on city, county and school taxes for new construction and renovations. In the case of the county and school taxes, the assessment on land and any existing improvements are maintained, while the assessments on the new improvements are phased in over time. The 500 Delaware Property received 10-year abatements for city and county taxes. The abatements began in the 2006/2007 tax year. City taxes were abated 100% for the first five years, and are phased-in by 20% per year until the abatement is fully eliminated. County taxes were fully abated 100% for one year, and are phased-in by 10% per year until the abatement is fully eliminated.

Environmental Matters. The Phase I environmental report dated April 20, 2012 recommended no further action at the 500 Delaware Avenue Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.
83

500 Delaware Avenue Wilmington, DE 19801	Collateral Asset Summary 500 Delaware Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$69,760,663 71.5% 1.49x 10.4%

Major Tenants.
WSFS (78,534 sq. ft., 21.2% of NRA, 25.1% of underwritten base rent)
Wilmington Savings Fund Society, FSB (“WSFS”), is the seventh oldest bank and trust company in the United States continuously operating under the same name, and a subsidiary of WSFS Financial Corporation (NASDAQ: WSFS). WSFS has been in operation for over 180 years. From its start as a locally chartered thrift in 1832, WSFS has grown to become the largest bank or thrift holding company in the State of Delaware, one of the top commercial lenders in the state, the third largest bank in terms of Delaware deposits and among the top 100 trust companies in the country. WSFS primary business is its $2.2 billion commercial loan portfolio which is funded primarily with deposits generated through its 49 banking and trust offices located in Delaware (39), Pennsylvania (8), Virginia (1) and Nevada (1). WSFS carries very little debt and does not rely on brokered deposits for funding. As a result, WSFS does not carry a credit rating from the major ratings agencies. At December 31, 2011, WSFS had a tangible common equity ratio of 7.18%, a Tier 1 capital ratio of 12.18% (more than a $199 million cushion in excess of the 6% “well-capitalized” level), and a total risk-based capital ratio of 13.43% (more than $110 million above a “well-capitalized” level of 10.00%).

WSFS is headquartered at the 500 Delaware Avenue Property and has been in occupancy since its opening in 2006. WSFS’s lease extends through December 31, 2025, after which it has three 5-year extension options at 95% of fair market rent. WSFS has no termination options available.

Morris James LLP (60,872 sq. ft., 16.4% of NRA, 18.5% of underwritten base rent)
Morris James LLP is a law firm that was founded in 1931 as a general practice firm focused on banks and the savings and loan business.  Morris James LLP has expanded over the past 80 years to include transaction, bankruptcy, and corporate and fiduciary litigation. Morris James still represents many local businesses in a broad range of matters, including major real estate development and traditional bond financings. Morris James LLP also regularly represents national entities in complex financings, involving aircraft and other transportation equipment, utilities and power generating facilities. Morris James LLP bankruptcy group is one of the largest creditor practices in Delaware. Morris James LLP is the primary firm selected by DuPont to handle all Delaware litigation. Other representative clients include Christiana Care Health System, Wilmington Trust Company and Wachovia Bank.

Morris James LLP is headquartered at the 500 Delaware Avenue Property, and has been in occupancy since its opening in 2006. Morris James LLP’s lease extends through May 31, 2021, after which it has four 5-year extension options at 95% of fair market rent. Morris James LLP has no termination options available.

Sargent and Lundy, LLC (47,441 sq. ft., 12.8% of NRA, 13.4% of underwritten base rent)
Sargent and Lundy, LLC is a company that specializes in professional services for electric power and energy intensive clients. Sargent and Lundy, LLC has been serving the electric power industry and related businesses for 121 years, providing engineering, energy business consulting, and project services for new and operating power plants and power delivery systems. Sargent and Lundy, LLC provides consulting, engineering, and project development services for all types of fossil-fuel, nuclear, and renewable power generation and power delivery projects.

Sargent and Lundy, LLC is headquartered in Chicago, Illinois with project teams at additional locations worldwide including in Phoenix, Arizona, Warrenville, Illinois, Chattanooga, Tennessee, Calgary, Canada, Oakville, Canada, Baroda, India, Faridabad, India, Seoul, South Korea, Ankara, Turkey, and Cairo, Egypt. Sargent and Lundy, LLC has been in occupancy at the 500 Delaware Avenue Property since 2007. Sargent and Lundy, LLC’s lease extends through October 31, 2017, after which it has two 5-year extension options at fair market rent. The lease includes a one-time termination option in October 2014, with 365 days notice, and payment of unamortized lease costs estimated to be $750,182.

The Market.
The 500 Delaware Avenue Property is located in Wilmington, Delaware. Wilmington is located approximately 30 miles south of Philadelphia, and benefits from its location off of Interstate 95, in a strategic location in the Northeast Corridor with convenient access to both New York and Washington, DC. Wilmington is the largest city in Delaware and serves as the state’s financial capital. Many corporations have Delaware as their state of incorporation due to the Chancery Courts maintained there. The Port of Wilmington is a major source of business for maritime lawyers as well. Wilmington has been a banking center in the United States due to favorable laws and attitude toward big business and lenient usury laws, which have continued to draw the credit card operations of large banks.

The 500 Delaware Avenue Property is located approximately one block south from the Wilmington Hospital Campus. The Wilmington Hospital Campus has been Christiana Care Health System’s anchor since 1888. The Wilmington Hospital Campus is currently undergoing a reportedly $350 million renovation expected to add 600 new jobs to the Wilmington economy.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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500 Delaware Avenue Wilmington, DE 19801	Collateral Asset Summary 500 Delaware Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$69,760,663 71.5% 1.49x 10.4%

The 500 Delaware Avenue Property is located in the Northern Delaware Office Market, and the Downtown Wilmington Submarket. The Northern Delaware Office Market contains approximately 16.2 million square feet of office space, and the Downtown Wilmington Submarket contains approximately 7.1 million square feet. The vacancy rate for office space in the Downtown Wilmington Submarket is 22.6% as of Q1 2012. The primary competitive set for the 500 Delaware Avenue Property consists of 1201 N Market Street (441,341 sq. ft., 0.5 mile east) and 405 N King Street (194,000 sq. ft., 1.5 miles southeast). As of April 2012, the vacancy rate among the 500 Delaware Avenue Property’s primary competition is currently 13.7%; and total availability (including space available for sublease) is 19.1%. The average asking rents among the direct competition to the subject range from $28.50 PSF to $30.00 PSF plus electricity or on a full service basis.

Competitive Set(1)
Name	1201 N Market Street	405 N King Street
Distance from Subject	½ mile	1.5 miles
Year Built / Renovated	1988	2007
Average Asking Rents PSF	$30.00 + electric	$28.50 + electric
Vacancy Rate	13.4%	14.4%
Total Occupancy	382,026	165,988
Size (Sq. Ft.)	441,341	194,000
Anchors / Major Tenants	Morris Nichols	Amtrak, AIG
(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 3/31/2012	U/W	U/W PSF
Base Rent(1)	$8,794,871	$9,434,925	$9,554,380	$11,390,599	$30.68
Less: Vacancy(2)	(191,661)	(466,814)	(488,111)	(1,702,218)	(4.59)
Gross Potential Rent	$8,603,210	$8,968,111	$9,066,269	$9,688,381	$26.10
Total Recoveries	640,407	678,084	675,153	1,034,347	2.79
Total Other Income	$59,177	$59,565	8,563	0	0
Effective Gross Income	$9,302,795	$9,705,761	$9,749,985	$10,722,728	$28.88
Total Operating Expenses	2,824,212	2,903,559	2,902,765	3,487,616	9.39
Net Operating Income	$6,478,582	$6,802,202	$6,847,219	$7,235,112	$19.49
TI/LC	0	0	0	375,687	1.01
Capital Expenditures	0	0	0	74,244	0.20
Net Cash Flow	$6,478,582	$6,802,202	$6,847,219	$6,785,181	$18.28

(1)	U/W Base Rent includes $478,186 in contractual rent steps through January 2013.
(2)	Underwritten vacancy of 13.7% of gross income.

Property Management.    The 500 Delaware Avenue Property is managed by BPG Real Estate Services LLC, a borrower affiliate.

Lockbox / Cash Management.    The 500 Delaware Avenue Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account if (i) DSCR falls below 1.10x (based on revenues from leases in place and trailing 12 month expenses) or (ii) there is an event of default under the loan documents.

Initial Reserves.    At closing, the borrower deposited (i) $423,689 into a tax reserve account and (ii) $49,668 into an insurance reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

85

500 Delaware Avenue Wilmington, DE 19801	Collateral Asset Summary 500 Delaware Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$69,760,663 71.5% 1.49x 10.4%

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $38,517, into a monthly tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $8,278, into a monthly insurance reserve account, (iii) $6,187 into a capital expenditure account and (iv) $30,936 into a TI/LC reserve account

Current Mezzanine or Subordinate Indebtedness.    Redwood Commercial Mortgage Corporation concurrently provided a $10,000,000  mezzanine loan at closing. The mezzanine loan carries a 10-year term at a 10.5000% per annum interest rate. The mezzanine loan is interest-only throughout the term and is co-terminus with the 500 Delaware Avenue Loan.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

86

500 Delaware Avenue Wilmington, DE 19801	Collateral Asset Summary 500 Delaware Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$69,760,663 71.5% 1.49x 10.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

87

500 Delaware Avenue Wilmington, DE 19801	Collateral Asset Summary 500 Delaware Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$69,760,663 71.5% 1.49x 10.4%

500 Delaware Avenue
500 Delaware Avenue
Wilmington, DE 19801
WILMINGTON
Elsmere
DELAWARE
NEW JERSEY
DELAWARE RIVER
New Castle
NEW CASTLE AIRPORT
Ardentown
Branmar Plaza
Widener University School Of Law
Alfred Dupont Hospital For Child
Lombardy Cemetery
Fairfax Shopping Center
Miller Shopping Center
Riverview Cemetery
Merchants Square
Silverbrook Memorial Park
Cathedral Cemetery
Daniel S Frawley Stadium
Gracelawn Memorial Park
Wilmington University -New Castle
Penn Mart Shopping Center
KENNETT PIKE
LANCASTER PIKE
CONCORD PIKE
PHILADELPHIA PIKE
N WASHINGTON ST
N MARKET ST
NORTHEAST BLVD
S MARKET ST
NEW CASTLE AVE
N DUPONT HWY
E NEWPORT PIKE
BOXWOOD RD
FAULKLAND RD
CENTRE RD
WILSON RD
SILVERSIDE RD
FOULK RD
MARSH RD
PENNSYLVANIA
Philadelphia
Trenton
WILMINGTON
NEW JERSEY
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

88

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89

1201 Elmwood Park Boulevard New Orleans, LA 70123	Collateral Asset Summary GSA New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 68.6% 1.45x 10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

90

1201 Elmwood Park Boulevard New Orleans, LA 70123	Collateral Asset Summary GSA New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 68.6% 1.45x 10.5%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Peter E. Strauss		Collateral:	Fee Simple
Borrower:	Elman New Orleans Associates, L.P.		Location:	New Orleans, LA
Original Balance:	$36,000,000		Year Built / Renovated:	1982 / 2005-2010
Cut-off Date Balance:	$36,000,000		Total Sq. Ft.:	197,084
% by Initial UPB:	2.7%		Property Management:	SRSA Gulf South Management, Inc.
Interest Rate:	4.6500%		Underwritten NOI:	$3,788,652
Payment Date:	11th of each month		Underwritten NCF:	$3,749,236
First Payment Date:	September 11, 2012		Appraised Value:	$52,500,000
Maturity Date:	August 11, 2022		Appraisal Date:	June 15, 2012
Amortization:	270 months
Additional Debt(1):	None		Historical NOI
Call Protection:	L(49), D(58), O(13)		TTM NOI:	$3,359,561 (T-12 May 31, 2012)
Lockbox / Cash Management:	Hard / Springing		2011 NOI(2):	$2,904,919 (December 31, 2011)
			2010 NOI:	$3,421,827 (December 31, 2010)
Reserves(1)			2009 NOI:	$3,124,812 (December 31, 2009)
	Initial	Monthly
Taxes:	$231,333	$28,917	Historical Occupancy
Insurance:	$68,491	$11, 441	Current Occupancy:	100.0% (August 11, 2012)
Replacement:	$0	$3,285	2011 Occupancy:	100.0% (December 31, 2011)
			2010 Occupancy:	100.0% (December 31, 2010)
Financial Information			2009 Occupancy:	100.0% (December 31, 2009)
Cut-off Date Balance / Sq. Ft.:	$183
(1)       See “Initial Reserves” and “Ongoing Reserves” herein.
(2)       In 2008, after execution of a new lease, the GSA continued to make rent payments under its previous lease for two months.  The 2011 NOI reflects a temporary reduction in rental payments to make the GSA whole for the overpayment of rent in 2008.

Balloon Balance / Sq. Ft.:	$125
Cut-off Date LTV:	68.6%
Balloon LTV:	47.1%
Underwritten NOI DSCR:	1.47x
Underwritten NCF DSCR:	1.45x
Underwritten NOI Debt Yield:	10.5%
Underwritten NCF Debt Yield:	10.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

91

1201 Elmwood Park Boulevard New Orleans, LA 70123	Collateral Asset Summary GSA New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 68.6% 1.45x 10.5%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
GSA - Bureau of Ocean Energy Management, Regulation and Enforcement (BOEMRE)	AAA/Aaa/AA+	197,084	100%	$24.76	100.0%	12/31/2025
Total Tenants		197,084	100.0%	$24.76	100.0%

Vacant		0	0.0%
Total Collateral Sq. Ft.		197,084	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
Thereafter	1	197,084	100.0%	197,084	100.0%	$24.76	100.0%	100.0%
Vacant	NAP	0	0.0%	0	100.0%	NAP	NAP
Total / Wtd. Avg.	1	197,084	100.0%			$24.76	100.0%

The Loan.    The GSA New Orleans loan (the “GSA New Orleans Loan”) is a fixed rate loan secured by the Borrower’s fee simple interest in a Class A, built-to-suit office property totaling 197,084 sq. ft. located at 1201 Elmwood Park Boulevard in New Orleans, Louisiana (the “GSA New Orleans Property”) with an original principal balance of $36.0 million.  The GSA New Orleans Loan has a 10-year term and 22.5-year amortization.  The GSA New Orleans Loan accrues interest at a fixed rate equal to 4.6500% and has a Cut-off Date Balance of $36.0 million.  Loan proceeds were used to, among other things, retire existing debt of approximately $16.1 million and return approximately $19.1 million of equity to the Borrower.  From 2005-2010, in the aftermath of Hurricane Katrina, the GSA New Orleans Property was fully renovated at a cost of $26.0 million, including $18.2 million of new cash equity contributed by the sponsor.  The resulting total cost basis is $49.6 million, with $4.2 million of cash equity remaining in the deal.  Based on the appraised value of $52.5 million as of June 15, 2012, the Cut-off Date LTV is 68.6% and the remaining implied equity is $16.5 million.  The most recent prior financing of the GSA New Orleans Property was included in the JPMCC 2002-CIB5 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$36,000,000	100.0%	Loan Payoff	$16,108,641	44.7%
			Upfront Reserves	$558,733	1.6%
			Closing Costs	$260,899	0.7%
			Return of Equity	$19,071,728	53.0%
Total Sources	$36,000,000	100.0%	Total Uses	$36,000,000	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

92

1201 Elmwood Park Boulevard New Orleans, LA 70123	Collateral Asset Summary GSA New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 68.6% 1.45x 10.5%

The Borrower / Sponsor.   The borrower, Elman New Orleans Associates, L.P. (the “Borrower”), is a single purpose entity structured to be bankruptcy remote, with two independent directors in its organizational structure. The sponsor of the Borrower and non recourse carve-out guarantor is Peter E. Strauss (the “Guarantor” or “Sponsor”), who is a principal of Elman Investors. Elman Investors has over 30 years of experience acquiring, operating and managing commercial real estate properties. Since inception, Elman Investors has acquired nearly 65 real estate assets leased to the United States federal government totaling in excess of 4.0 million sq. ft. The Sponsor purchased the GSA New Orleans Property in 2002.

The Property.   Constructed in 1982 and fully renovated from 2005-2010, the GSA New Orleans Property is a 10-story office building totaling 197,084 sq. ft. with an adjoining 654 space parking lot. The GSA New Orleans Property is 100% leased to the United States federal government (AAA/Aaa/AA+ Fitch/ Moody’s/S&P) through the General Services Administration (the “GSA”) and occupied by the Bureau of Ocean Energy Management, Regulation and Enforcement (the “BOEMRE”) on a long-term lease through 2025 with no early termination options and is not subject to annual appropriations. The remaining lease term as of the Cut-off Date is 13.3 years (3.3 years beyond the maturity date of the loan).

From 2005-2010, in the aftermath of Hurricane Katrina, the Sponsor demonstrated its commitment to the GSA New Orleans Property by undertaking a full slab-to-roof renovation at a cost of $26.0 million, of which $18.2 million was funded with new cash equity, $2.8 million was funded with insurance proceeds and $5.0 million was reimbursed by the GSA. The two-phase renovation resulted in a new built-to-suit property that was specifically designed to meet BOEMRE’s needs. Despite having a cancellation clause in its lease, BOEMRE elected to work with the Sponsor to re-tenant each floor upon delivery, and subsequently executed a new 15-year firm term lease in January 2011, evidencing the critical nature of the GSA New Orleans Property’s location and the agency’s long-term commitment to the space.

Environmental Matters.   The Phase I environmental report dated July 23, 2012 recommended no further action at the GSA New Orleans Property, other than the implementation of an asbestos operations and maintenance program, which the Borrower has agreed to implement.

GSA Leasing Discussion.   Established in 1949, GSA is an independent agency of the United States federal government responsible for, among other matters, the procurement and operation of buildings and leasing management on behalf of federal agencies. As of Fiscal Year 2011 (most recent year available), GSA provides office space to over one million federal employees in 9,600 owned and leased buildings totaling over 370 million sq. ft. GSA-leased properties are typically located in areas selected by the occupying agency based on, among other factors, geographical, jurisdictional, functional and physical specifications.

Such specifications often involve specialized design processes with significant build-out costs. As such, GSA tenants have a historically low incidence of relocation prior to the onset of functional obsolescence of a leased property. According to GSA’s Annual Lease Turnover Analysis (Fiscal Years 2001 to 2011), less than 1.4% of GSA-leased square footage has been terminated prior to scheduled lease expiration (there is no early termination option associated with the GSA New Orleans Property’s lease). Moreover, GSA tenants’ weighted average occupancy in the same building (by square footage) has been in excess of 24.7 years.

Major Tenants.   The GSA New Orleans Property is 100% occupied by BOEMRE and represents one of four regional BOEMRE headquarters, overseeing the development of energy and mineral resources in the Gulf of Mexico. Formerly known as the Minerals Management Service (the “MMS”), BOEMRE has become the nation’s leader in offshore energy development. BOEMRE is among the top-five largest federal government revenue sources, with $5.0 billion in minerals revenue distributed to the US Treasury in 2010. The Energy Department recently projected that the Gulf of Mexico oil production would expand from its 2011 level of 1.3 million barrels a day, still nearly a quarter of total domestic production, to two million barrels a day by 2020. In December of 2011, the federal government granted new leases totaling 20 million acres of federal waters which are worth $330.0 million to the United States government and have the potential to produce 400 million barrels of oil.

The Market.   The GSA New Orleans Property is located in the Metairie/Kenner submarket of New Orleans, Louisiana approximately 9 miles west of the New Orleans Central Business District. Situated just off the interchange of the Earnhart Expressway and the S. Clearview Parkway, the GSA New Orleans Property is located in the 7,000-acre Elmwood Industrial Park, one of the premier distribution centers in Jefferson County. The 2012 population within a 5-mile radius of the GSA New Orleans Property was 262,054, with a 2012 estimated average household income of $65,825. As of first quarter 2012, the Metairie/Kenner submarket contains a total inventory of approximately 2.2 million sq. ft. of Class A office space, with a vacancy rate of 7.9% and average asking rent of $21.44 PSF. The GSA New Orleans Property has a current base rent of $24.11 PSF, and given the newly-renovated built-to-suit nature of the property, commands a premium to traditional Class A office space in the Metairie/Kenner submarket.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

93

1201 Elmwood Park Boulevard New Orleans, LA 70123	Collateral Asset Summary GSA New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 68.6% 1.45x 10.5%

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011(2)	TTM 5/31/2012 (2)	U/W	U/W PSF
Base Rent(1)	$4,115,728	$4,471,870	$4,033,849	$4,427,552	$4,879,420	$24.76
Value of Vacant Space	0	0	0	0	0	0.00
Gross Potential Rent	$4,115,728	$4,471,870	$4,033,849	$4,427,552	$4,879,420	$24.76
Total Recoveries	93,516	0	0	8,533	8,533	0.04
Total Other Income	0	0	0	0	0	0.00
Less: Vacancy(3)	0	0	0	0	0	0.00
Effective Gross Income	$4,209,244	$4,471,870	$4,033,849	$4,436,085	$4,887,954	$24.80
Total Operating Expenses	1,084,432	1,050,043	1,128,930	1,076,524	1,099,301	5.58
Net Operating Income	$3,124,812	$3,421,827	$2,904,919	$3,359,561	$3,788,652	$19.22
TI/LC	0	0	0	0	0	0.00
Capital Expenditures	0	0	0	0	39,417	0.20
Net Cash Flow	$3,124,812	$3,421,827	$2,904,919	$3,359,561	$3,749,236	$19.02
(1)	U/W Base Rent includes rent averaging through the loan term of $127,883. GSA’s lease expires Dec. 31, 2025 with no early termination options and is not subject to annual appropriations.
(2)
In 2008, after execution of a new lease, the GSA continued to make rent payments under its previous lease for two months after the commencement of its new lease. As a result, the GSA paid double rent for two months in 2008. The 2011 NOI reflects a temporary reduction in rental payments to make the GSA whole for all overpayments of rent in 2008. The temporary aggregate rent reduction was approximately $717,688 in 2011, and approximately $323,985 of this temporary rent reduction was captured within the TTM 5/31/2012 period.

(3)	U/W Vacancy is 0.0%, due to the presence of a long-term investment-grade rated lease to the US Government with no early termination options.

Property Management.   The GSA New Orleans Property is managed by SRSA Gulf South Management, Inc.

Lockbox / Cash Management.   The GSA New Orleans Loan is structured with a hard lockbox and springing cash management. The Borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and payments into the lockbox account controlled by the lender. Upon the occurrence of a Cash Management Period (as defined below), all funds in the lockbox account will be swept daily to a cash management account under the control of the lender and amounts in this account will be used to pay monthly debt service payments and any reserves due under the GSA New Orleans Loan documents.

“Cash Management Period” (a) will commence upon: (i) the commencement of any Cash Trap Period; (ii) the failure by borrower, after the end of four consecutive calendar quarters, to maintain the debt service coverage ratio of at least 1.10x; or (iii) the date that the GSA, if ever, vacates or abandons the premises leased under the government lease or delivers notice of or otherwise indicates its intention not to renew the government lease; and (b) will end when the debt service coverage ratio has been at least equal to 1.10x for four consecutive calendar quarters.

“Cash Trap Period” (a) will commence upon: (i) any monetary or material event of default; (ii) any bankruptcy action of borrower, principal or guarantor; (iii) the failure of Borrower, after the end of four calendar quarters, to maintain a debt service coverage ratio of at least 1.05x; or (iv) the earlier of (x) the date which the GSA is required pursuant to the government lease to notify borrower of the exercise or non-exercise of any renewal right under the government lease, and (y) twelve months prior to the government lease expiration date; and (b) will terminate, (i) in the case of clause (a)(i), lender accepts a cure of the event of default giving rise to such Cash Management Period and no other event of default has occurred which is continuing; (ii) in the case of the foregoing clause (a)(iii), the debt service coverage ratio, for at least four consecutive calendar quarters, has been at least equal to 1.05x; and (iii) in the case of clause (a)(iv), the GSA has executed and delivered to Borrower a renewal of the current government lease on substantially the same terms as the government lease in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

94

1201 Elmwood Park Boulevard New Orleans, LA 70123	Collateral Asset Summary GSA New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 68.6% 1.45x 10.5%

Initial Reserves.   At closing, the Borrower deposited (i) $231,333 into the tax reserve account, (ii) $68,491 into the insurance reserve account, (iii) $258,908 into the initial payment reserve account.

Ongoing Reserves.   On a monthly basis, the Borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $28,917, into a monthly reserve account, (ii) 1/12 of the estimated annual insurance premium, which currently equates to $11,441 and (iii) $3,285 into a capital expenditure account.

Current Mezzanine or Subordinate Indebtedness.   None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

95

1201 Elmwood Park Boulevard New Orleans, LA 70123	Collateral Asset Summary GSA New Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 68.6% 1.45x 10.5%

GSA New Orleans
1201 Elmwood Park Boulevard
New Orleans, LA 70123
Lake Pontchartrain
Lake Pontchartrain Cswy
Pontchartrain Center
Vintage Dr
Chateau Golf and Country Club
Loyola Dr
W Esplanade Ave
Esplanade
Power Blvd
W Esplanade Ave N
Kenner
Williams Blvd
Veterans Blvd
Clearview Mall
Lakeside Shopping Center
Lafreniere Park
Bucktown
New Orleans Int'l Airport
Clearview Pky
Metairie Rd
New Orleans
Airline Hwy
Earhart Expy
New Orleans Country Club
Jefferson Hwy
S Claiborne Ave
Mississippi River
Jefferson Hwy
River Rd
Elmwood
Huey P Long Brg
Harahan
Bridge City Ave
University of New Orleans
Robert E Lee Blvd
St Anthony
Elysian Fields Ave
Paris Ave
Canal Blvd
North Course at City Park
City Park
Dillard University
Tad Gormley Stadium
Orleans Ave
Fair Grounds Race Course
Canal St
N Broad Ave
French Quarter
Broadmoor
Louisiana Superdome
Riverwalk Marketplace
Jackson Ave
Louisiana Ave
Napoleon Ave
Tulane University
Loyola University-New Orleans
St Charles Ave
Audubon Park
Tchoupitoulas St
Gretna
Westwego
4th St
TPC of Louisiana
Bayou Segnette State Park
Lapalco Blvd
Barataria Blvd
Manhattan Blvd
Peters Rd
Jean Lafitte Nat'l Historical Park
Lafitte Larose Hwy
McComb
Hattiesburg
Mississippi
Jackson
Franklinton
Poplarville
Louisiana
Baton Rouge
Hammond
Lacombe
Slidell
Gulfport
Lake Pontchartrain
Donaldsonville
Laplace
Kenner
New Orleans
Pierre Part
Thibodaux
Raceland
Morgan City
Houma
Chandeleur Sound
Gulf of Mexico
CARTIFACT.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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97

12377 Merit Drive Dallas, TX 75251	Collateral Asset Summary Lakeside Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.0% 1.74x 13.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

98

12377 Merit Drive Dallas, TX 75251	Collateral Asset Summary Lakeside Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.0% 1.74x 13.7%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Zaya S. Younan		Collateral:	Fee Simple
Borrower:	YPI Park Central, LLC		Location:	Dallas, TX
Original Balance:	$35,000,000		Year Built / Renovated:	1985 / 2010
Cut-off Date Balance:	$35,000,000		Total Sq. Ft.:	403,120
% by Initial UPB:	2.6%		Property Management:	Younan Property Management, LLC
Interest Rate:	5.7500%		Underwritten NOI:	$4,795,164
Payment Date:	11th of each month		Underwritten NCF:	$4,270,733
First Payment Date:	September 11, 2012		Appraised Value:	$57,400,000
Maturity Date:	August 11, 2022		Appraisal Date:	May 22, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(24), D(93), O(3)		TTM NOI:	$4,399,121 (April 30, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	$4,519,721 (December 31, 2011)
			2010 NOI:	$4,532,367 (December 31, 2010)
Reserves(1)			2009 NOI:	$3,671,330 (December 31, 2009)
	Initial	Monthly
Taxes:	$547,563	$68,445	Historical Occupancy(3)
Insurance:	$47,333	$4,733	Current Occupancy:	83.9% (July 24, 2012)
Replacement:	$0	$6,719	2011 Occupancy:	88.7% (December 31, 2011)
TI/LC:	$15,560	$41,992	2010 Occupancy:	95.2% (December 31, 2010)
Immediate Repairs:	$21,875	$0	2009 Occupancy:	89.5% (December 31, 2009)
Free Rent Reserve:	$6,619	$0
(1)       See “Initial Reserves” and “Ongoing Reserves” herein.
(2)       Lender held back $3,000,000 from initial loan proceeds in accordance with TGGT’s termination option.  Please see “Initial Reserves” for more information.
(3)       Historical Occupancy figures are based on average occupancy percentages for the trailing 12 months period as of the date shown.  From 2005 to 2011, the Lakeside Square Property maintained an average occupancy 85.0%.

TGGT Reserve(2)	$3,000,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$87
Balloon Balance / Sq. Ft.:	$73
Cut-off Date LTV:	61.0%
Balloon LTV:	51.3%
Underwritten NOI DSCR:	1.96x
Underwritten NCF DSCR:	1.74x
Underwritten NOI Debt Yield:	13.7%
Underwritten NCF Debt Yield:	12.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

99

12377 Merit Drive Dallas, TX 75251	Collateral Asset Summary Lakeside Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.0% 1.74x 13.7%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
EXCO Resources, Inc.	NR/B3/B	203,059	50.4%	$19.18	60.4%	Various(2)
Companion Data Services, LLC	NR/NR/NR	47,436	11.8%	$19.25	14.2%	6/30/2019(3)
TGGT Holdings, LLC	NR/NR/NR	25,800	6.4%	$18.26	7.3%	Various(4)
Loewinsohn Flegle Deary, L.L.P.	NR/NR/NR	19,616	4.9%	$21.00	6.4%	1/31/2017(5)
Equitable Life Assurance	A+/Aa3/AA-	14,377	3.6%	$23.00	5.1%	2/28/2015
Total Major Tenants		310,288	77.0%	$19.40	93.5%

Remaining Tenants		27,891	6.9%
Vacant		64,941	16.1%	$15.10	6.5%
Total Collateral Sq. Ft.		403,120	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	EXCO Resources, Inc. currently leases 203,059 total sq. ft., of which 152,623 sq. ft. expire 6/30/2015 and 50,436 sq. ft. expire 1/31/2016.
(3)
Companion Data Services, LLC has a lease termination option effective May 30, 2015 with 12 months prior notice. In addition, if the tenant loses its contract with the United States government, the tenant is permitted to terminate its lease effective as of the date the United States government cancels such contract with 6 months prior notice.

(4)
24,244 sq. ft. of the tenant’s space expires on 6/30/2015 with the remaining 1,556 sq. ft. expiring on 12/31/2015. TGGT Holdings, LLC, an affiliate of EXCO Resources, Inc., has a lease termination option effective 8/31/2013 with 12 months prior notice. In association, with this early termination right, Lender held back $3,000,000 from initial loan proceeds. See “Initial Reserves” for more information.

(5)	Loewinsohn Flegle Deary, L.L.P. has a lease termination option effective 1/31/2014 with 12 months prior notice.

Lease Rollover Schedule(1)
Year	# of Suites Expiring(2)(3)	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	1	1,801	0.4%	1,801	0.4%	$9.50	0.3%	0.3%
2013	2	0	0.0%	1,801	0.4%	$0.00	0.1%	0.4%
2014	2	17,712	4.4%	19,513	4.8%	$19.18	5.3%	5.7%
2015	21	199,482	49.5%	218,995	54.3%	$18.85	58.4%	64.0%
2016	7	52,132	12.9%	271,127	67.3%	$19.01	15.4%	79.4%
2017	2	19,616	4.9%	290,743	72.1%	$21.00	6.4%	85.8%
2018	0	0	0.0%	290,743	72.1%	$0.00	0.0%	85.8%
2019	2	47,436	11.8%	338,179	83.9%	$19.25	14.2%	100.0%
2020	0	0	0.0%	338,179	83.9%	$0.00	0.0%	100.0%
2021	0	0	0.0%	338,179	83.9%	$0.00	0.0%	100.0%
2022	0	0	0.0%	338,179	83.9%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	338,179	83.9%	$0.00	0.0%	100.0%
Vacant	NAP	64,941	16.1%	403,120	100.0%	NAP	NAP
Total / Wtd. Avg.	48	403,120	100.0%			$19.05	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

(2)	Four tenants representing 0 sq. ft. in the rent roll currently occupy roof space and pay rent at the Lakeside Square Property (such leases expire 5/31/2013, 6/30/2013, 8/31/2015 and 1/31/2016).
(3)	10 office tenants currently occupy the Lakeside Square Property, 4 of which operate under 22 separate leases. 2015 leases expiring include 10 leases totaling 152,623 sq. ft. executed by EXCO.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100

12377 Merit Drive Dallas, TX 75251	Collateral Asset Summary Lakeside Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.0% 1.74x 13.7%

The Loan.    The Lakeside Square loan (the “Lakeside Square Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a Dallas suburban office building totaling 403,120 sq. ft. located at 12377 Merit Drive in Dallas, Texas (the “Lakeside Square Property”) with an original principal balance of $35.0 million. The Lakeside Square Loan has a 10-year term and 30-year amortization. The Lakeside Square Loan accrues interest at a fixed rate equal to 5.7500% and has a Cut-off Date Balance of $35.0 million. Loan proceeds were used to, among other things, retire existing debt of $36.5 million and fund reserves and closing costs with a $5.4 million infusion of new equity. Based on the appraised value of $57.4 million as of May 22, 2012, the Cut-off Date LTV is 61.0% and the remaining implied equity is $22.4 million.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$35,000,000	86.5%	Loan Payoff	$36,500,000	90.2%
Sponsor Equity	$5,445,548	13.5%	Upfront Reserves	$3,637,949	9.0%
			Closing Costs	$307,599	0.7%

Total Sources	$40,445,548	100.0%	Total Uses	$40,445,548	100.0%

The Borrower / Sponsor.   The borrower, YPI Park Central, LLC, is a single purpose limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower and non-recourse carve out guarantor is Zaya S. Younan (“the Guarantor”), who is the Chairman and CEO of Younan Properties, Inc (“YPI”). YPI was founded in 2002 by Zaya Younan and is headquartered in Los Angeles with regional offices in Dallas, Houston, Chicago and Phoenix. Since inception, YPI has managed more than 100 transactions through the purchase of 72 properties containing over 20 million sq. ft. The company currently owns and manages 20 office properties with nearly 6 million sq. ft. of mid-to high-rise, Class A office buildings. The borrower purchased Lakeside Square in 2005 and the borrower or an affiliate of the borrower has owned and managed the Lakeside Square Property for 7 years.

The Property.   The Lakeside Square Property is located in Dallas, Texas along the western border of Merit Drive and south of Churchill Way at the intersection of the LBJ and Central Expressway submarkets. Constructed in 1985, the Lakeside Square Property is an 18-story suburban office building totaling 403,120 sq. ft. with an adjoining 6-story parking structure. The first floor of the garage structure provides direct access to the office building lobby and the second floor connects with the office building via an elevated “sky bridge”. A two-story atrium at the front entrance provides access to eight passenger elevators and one service elevator.

The Lakeside Square Property is 83.9% occupied by 10 in-place tenants including an oil and natural gas company, a law firm, a healthcare technology company and a life insurance company. The Lakeside Square Property has averaged 85% occupancy over the past 7-year period (2005 - 2011).

Environmental Matters. The Phase I environmental report dated May 30, 2012 recommended no further action at the Lakeside Square Property, other than the implementation of an asbestos O&M, which the borrower has agreed to implement.

Major Tenant.

EXCO Resources, Inc. (203,059 sq. ft., 50.4% of NRA, 60.4% of Annual U/W Base Rent)
EXCO Resources, Inc. (“EXCO”) (NYSE: XCO) is a publicly traded public oil and natural gas company headquartered at the Lakeside Square Property with a $1.5 billion market capitalization and $30.6 million in cash as of March 31, 2012. Founded in 1955, the company engages in the exploration, development, and production of onshore U.S. oil and natural gas properties. EXCO initially leased 23,789 sq. ft. on December 15, 2003 and has since expanded five times, currently occupying 203,059 sq. ft. upon its most recent expansion in 2010 (not including the 25,800 sq. ft. currently leased by TGGT Holdings, LLC (“TGGT”), an affiliate of EXCO). The borrower provided a total of $3.85 million ($17 PSF) in tenant improvements for the EXCO and TGGT space. Additionally, EXCO has spent a total of $7. 15 million ($31 PSF) across all of the EXCO and TGGT space on their tenant improvements, specified build out and furnishings.

The Market. The Lakeside Square Property is located within the Dallas-Fort Worth-Arlington metropolitan statistical area. With a current estimated population of 6.6 million, the MSA is the largest metropolitan area in Texas and fourth-largest in the United States. From 2000 to 2011, the area’s population grew by 28.4%, outpacing state-wide growth at 22.0% and far surpassing the national average at 10.4%. The Lakeside Square Property is located in the Park Central district of Dallas, Texas, approximately 10 miles north of the Dallas central business district. The Park Central area is a niche micro-market located at the intersection of the LBJ Freeway and Central Expressway and proximate to the affluent areas of Highland Park and University Park (home to Southern Methodist University). Park Central is a master-planned, mixed-use neighborhood encompassing 350 acres that include office buildings, hotels

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

101

12377 Merit Drive Dallas, TX 75251	Collateral Asset Summary Lakeside Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.0% 1.74x 13.7%

and shopping centers. Approximately 368,000 people live within a five-mile radius with an estimated average household income of $81,875.

Five competitive properties were identified within the Park Central area west of Central Expressway and south of LBJ Freeway. The competitive properties average occupancy is 83%, which is in-line with the Lakeside Square Property’s current occupancy of 83.9%. The competitive properties have a rental range of $18.68 - $21.25 PSF, which is in line with the Lakeside Square Property’s average in-place rents.

Competitive Set(1)
Name	Banner Place North	Churchill Tower	Park Central VII and VIII	Ten Thousand North Central	Three Forest Plaza
Address	12770 Coit Road	12400 Coit Road	12750-12770 Merit Drive	10000 North Central Expressway	12221 Merit Drive
Year Built	1985	2000	1982	1986	1983
Total Occupancy	91%	76%	89%	75%	84%
Size (Sq. Ft.)	254,295	277,187	632,082	282,950	366,549
Gross Rent	$18.68	$19.00-$20.50	$19.17-$20.67	$20.25-$21.25	$19.55-$20.55
(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	TTM 4/30/2012	U/W	U/W PSF
Base Rent(1)	$6,060,095	$6,506,474	$6,417,179	$6,237,241	$6,442,287	$15.98
Value of Vacant Space	0	0	0	0	1,201,409	2.98
Gross Potential Rent	$6,060,095	$6,506,474	$6,417,179	$6,237,241	$7,643,696	$18.96
Total Recoveries	1,100,392	1,127,971	1,072,016	1,068,001	1,160,542	2.88
Total Other Income(2)	462,687	386,769	679,991	725,689	555,433	1.38
Less: Vacancy(3)	(539,930)	(558,935)	(575,650)	(471,201)	(1,389,737)	(3.45)
Effective Gross Income(4)	$7,083,244	$7,462,279	$7,593,536	$7,559,730	$7,969,933	$19.77
Total Operating Expenses	3,411,914	2,929,912	3,073,815	3,160,609	3,174,769	7.88
Net Operating Income	$3,671,330	$4,532,367	$4,519,721	$4,399,121	$4,795,164	$11.90
TI/LC	0	0	0	0	443,807	1.10
Capital Expenditures	0	0	0	0	80,624	0.20
Net Cash Flow	$3,671,330	$4,532,367	$4,519,721	$4,399,121	$4,270,733	$10.59
(1)	U/W Base Rent includes $308,906 in contractual step rent through July 2013 for EXCO Resources, Inc. capped at $19.24.
(2)	U/W Other Income consists primarily of parking income and other miscellaneous income items.
(3)
Vacancy is 15.8% of gross potential rent and total recoveries. The Lakeside Square Property is currently 83.9% occupied and has averaged 85.0% occupancy from 2005 to 2011. Historical vacancy is primarily comprised of lease concessions.

Property Management.   The Lakeside Square Property is managed by Younan Property Management LLC, an affiliate of the borrower.

Lockbox / Cash Management.   The Lakeside Square Loan is structured with a hard lockbox and in place cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and payments into the lockbox account controlled by the lender. All funds in the lockbox account will be swept daily to a cash management account under the control of the lender and amounts in this account will be used to pay monthly debt service payments, any reserves due under the Lakeside Square Loan documents and ongoing operating expenses. Prior to the occurrence of a Cash Trap Period (defined below) any excess amounts remaining in the lockbox account will be disbursed to the borrower in accordance with the Lakeside Square Loan documents.

A “Cash Trap Period” occurs upon (i) an event of default, (ii) if the debt service coverage ratio for two consecutive calendar quarters is less than 1.30x until such time that the debt service coverage ratio is 1.35x for two consecutive quarters, (iii) certain defined bankruptcy

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

102

12377 Merit Drive Dallas, TX 75251	Collateral Asset Summary Lakeside Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.0% 1.74x 13.7%

related events on the part of the borrower, the guarantor or the manager or (iii) upon the occurrence of an EXCO Event (as defined below).

An “EXCO Event” occurs if EXCO, TGGT, any tenant affiliated with EXCO or TGGT, or any other tenant that occupies 10% of the net rentable area of the Lakeside Square Property (a “Major Tenant”), (a) does not renew its lease at the earlier of (i) the notice period provided in its lease and (ii) 24 (or, with respect to any Major Tenant, six) months prior to the current expiration of its lease, until such time that the lease is renewed or a new lease entered upon terms acceptable to lender, (b) does not irrevocably waive any early termination option prior to the earlier of (i) the last date that such option may be exercised and (ii) 24 (or, with respect to any Major Tenant, six) months prior to the effective date of termination, until such time that the option expires and the tenant confirms that the option is no longer exercisable in an estoppel approved by lender, (c) vacates or otherwise terminates its lease (or gives notice of its intent to vacate or terminate the lease), until such time that the lease is renewed or a new lease entered upon terms acceptable to lender, (d) goes dark, until such time that the tenant resumes operations for a continuous period of six months (e) becomes subject to a bankruptcy or insolvency proceeding, until such time that the tenant emerges and continues in occupancy on the same terms as prior to the bankruptcy or such tenant is replaced by a new lease entered upon terms acceptable to lender, or (f) EXCO’s credit rating falls below B as rated by S&P or B-1 as rated by Moody’s, until such time that the tenant maintains a credit rating of B+ or Ba3 by S&P and Moody’s, respectively, for six consecutive months. A Cash Trap Period will not be triggered by any Major Tenant if the DSCR is greater than 1.30x (excluding such Major Tenant’s lease).

Funds collected from the cash flow sweep as a result of an EXCO Event will be deposited into a rollover reserve and will be available to the borrower for costs incurred in connection with releasing the applicable tenant space. Upon termination of the cash flow sweep, unused amounts may be disbursed to borrower, or used to cover any costs incurred by borrower in connection with a lease renewal.

Initial Reserves.   At closing, the borrower deposited (i) $547,563 into the tax reserve account, (ii) $47,333 into the insurance reserve account, (iii) $15,560 into the TI/LC reserve account for $15,560 unpaid tenant improvements, (iv) $6,919 into the Free Rent Reserve, (v) $21,875 into the immediate repairs reserve account and (vi) $3,000,000 in the TGGT Reserve Account (The “TGGT Reserve”).

The TGGT Reserve will be held by the lender as additional collateral for the Lakeside Square Loan until such time that TGGT Holdings irrevocably waives its option to terminate its lease or such option expires and TGGT provides an estoppel acceptable to lender that such option may no longer be exercised. In the event that TGGT exercises its termination option on or prior to August 31, 2012, which termination option shall be effective as of August 31, 2013, the lender may, at its option, either (i) on or after May 31, 2014, pay down the loan in the full amount of the TGGT Reserve (in which case the borrower will be required to pay yield maintenance with respect to such prepayment amount and which yield maintenance amount is a recourse obligation of the Guarantor) or (ii) continue to hold the TGGT Reserve as additional cash collateral.

Ongoing Reserves.   On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $68,445, into a reserve account, (ii) 1/12 of the estimated annual insurance premium, which currently equates to $4,733, (iii) $6,719 into a capital expenditure account and (iv) $41,992 into a TI/LC reserve account.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

103

12377 Merit Drive Dallas, TX 75251	Collateral Asset Summary Lakeside Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.0% 1.74x 13.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

104

12377 Merit Drive Dallas, TX 75251	Collateral Asset Summary Lakeside Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.0% 1.74x 13.7%

Lakeside Square
12377 Merit Drive
Dallas, TX 75251
DALLAS
NORTH DALLAS
Addison
Richardson
Village on the Parkway
Valley View Center
Texas Instruments (North Campus)
Richland College
General Oaks Hospital
Preston Forest Village
RUSSWOOD ACRES
St Mark School of Texas
Franklin Stadium
US Social Security Admin.
Harry Moss Park
LAKE HIGHLANDS
Spring Valley Station
LBJ/Central Station
Forest Lane Station
Walnut Hill Station
Park Lane Station
Lake Highlands Station
White Rock Station
Lovers Lane Station
Mockingbird Station
Texas Health Presbyterian Hospital Dallas
Fair Oaks Tennis Center
PRESTON HOLLOW
Northpark Center
University Park
BLUFFVIEW
NORTHEAST DALLAS/ WHITE ROCK
White Rock Lake Park
White Rock Lake
Southern Methodist University
DALLAS LOVE FIELD
DALLAS NORTH TWY
CAMPBELL RD
ARAPAHO RD
BELT LINE RD
SPRING VALLEY RD
FOREST LN
NORTHAVEN RD
ROYAL LN
WALNUT HILL LN
W. NORTHWEST HWY
LOVERS LN
WALNUT ST
E. NORTHWEST HWY
SKILLMAN ST
E. MOCKINGBIRD LN
PRESTON RD
HILLCREST RD
COIT RD
INWOOD RD
MIDWAY RD
ABRAMS RD
AUDELIA RD
635
75
289
Lewisville
Flower Mound
Roanoke
Keller
Grapevine
Carrollton
Plano
Richardson
Garland
North Richland Hills
Hurst
Irving
University Park
Dallas
Fort Worth
Arlington
Grand Prairie
Benbrook
Everman
Mansfield
Midlothian
Burleson
Waxahachie
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

105

1777 Sentry Parkway West Blue Bell, PA 19422	Collateral Asset Summary Sentry Park West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,440,657 72.3% 1.53x 10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

106

1777 Sentry Parkway West Blue Bell, PA 19422	Collateral Asset Summary Sentry Park West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,440,657 72.3% 1.53x 10.5%

Mortgage Loan Information	Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type:	Suburban Office
Sponsor:	Keystone Property Fund III, L.P.;	Collateral:	Fee Simple
Keystone Property Fund IIIA, L.P.	Location:	Blue Bell, PA
Borrower:	Sentry KPG III, L.P.	Year Built / Renovated:	1973 / 2005, 2012
Original Balance:	$31,475,000	Total Sq. Ft.:	228,156
Cut-off Date Balance:	$31,440,657	Property Management:	Keystone Property Group, L.P.
% by Initial UPB:	2.4%	Underwritten NOI:	$3,297,079
Interest Rate:	4.8870%	Underwritten NCF:	$3,058,843
Payment Date:	6th of each month	Appraised Value:	$43,500,000
First Payment Date:	August 6, 2012	Appraisal Date:	May 7, 2012
Maturity Date:	July 6, 2022
Amortization:	360 months	Historical NOI
Additional Debt:	None	TTM NOI:	$2,732,517 (T-12 March 31, 2012)
Call Protection(1):	L(25), D(90), O(5)	2011 NOI:	$2,733,786 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place	2010 NOI:	$3,280,758 (December 31, 2010)
2009 NOI:	$3,612,255 (December 31, 2009)
Reserves(2)
Initial	Monthly	Historical Occupancy
Taxes:	$172,603	$29,221	Current Occupancy(4):	90.6% (May 14, 2012)
Insurance:	$0	Springing	2011 Occupancy:	79.1% (December 31, 2011)
Replacement(3):	$0	$5,704	2010 Occupancy:	84.8% (December 31, 2010)
TI/LC:	$500,000	Springing	2009 Occupancy:	89.6% (December 31, 2009)
Rent Abatement Reserve:	$111,209	$0
(1)   Partial release of individual buildings with partial defeasance is permitted. See “Partial Release” herein.
(2)   See “Initial Reserves” herein and “Ongoing Reserves” herein.
(3)   Upon partial defeasance of an individual building, the monthly replacement reserve deposit will be reduced by an amount attributed to the building that is released, subject to a replacement reserve cap of $206,000.
(4)   Current Occupancy excludes two tenant spaces in the bank branch building that are currently dark but still paying rent, and were underwritten as vacant. Including these two tenants, the Current Occupancy is 92.8%.

Existing TI/LC Reserve:	$429,590	$0
Cigna Sweep:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$138
Balloon Balance / Sq. Ft.:	$113
Cut-off Date LTV:	72.3%
Balloon LTV:	59.3%
Underwritten NOI DSCR:	1.65x
Underwritten NCF DSCR:	1.53x
Underwritten NOI Debt Yield:	10.5%
Underwritten NCF Debt Yield:	9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

107

1777 Sentry Parkway West Blue Bell, PA 19422	Collateral Asset Summary Sentry Park West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,440,657 72.3% 1.53x 10.5%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

Cigna Companies(2)	BBB/Baa2/BBB	36,499	16.0%	$27.05	20.3%	10/31/2016(2)
UniTek, USA	NR/B2/B+	24,882	10.9%	$24.19	12.4%	Various(3)
Fesnak & Associates, LLP	NR/NR/NR	16,924	7.4%	$23.00	8.0%	5/31/2021(4)
Evolution	NR/NR/NR	14,397	6.3%	$21.25	6.3%	7/31/2016
Chemlogix, LLC	NR/NR/NR	12,932	5.7%	$20.86	5.6%	6/30/2016
Total Major Tenants		105,634	46.3%	$24.18	52.6%
Remaining Tenants		100,997	44.3%	$22.82	47.4%
Total Occupied Collateral		206,631	90.6%	$23.52	100.0%
Vacant		21,525	9.4%
Total		228,156	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Cigna Companies occupies 23,207 sq. ft. at the Dublin Hall building and 13,292 sq. ft. at the Gwynedd Hall building. The 23,207 sq. ft. Dublin Hall lease has a termination option with 9 months prior notice and payment of a $274,505 termination fee.

(3)	The UniTek, USA lease has 19,110 sq. ft. expiring in November 2015 and 5,772 sq. ft. expiring in January 2014.
(4)
Fesnak & Associates, LLP has the option to terminate its lease in June 2017 with 24 months prior notice, or in December 2018 with nine months prior notice, and a termination fee payment of unamortized leasing costs.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	2	1,301	0.6%	1,301	0.6%	$19.34	0.5%	0.5%
2013	4	19,019	8.3%	20,320	8.9%	$25.28	9.9%	10.4%
2014	7	18,313	8.0%	38,633	16.9%	$17.98	6.8%	17.2%
2015	12	40,144	17.6%	78,777	34.5%	$23.90	19.7%	36.9%
2016	8	70,954	31.1%	149,731	65.6%	$24.09	35.2%	72.1%
2017	5	22,110	9.7%	171,841	75.3%	$27.73	12.6%	84.7%
2018	2	6,305	2.8%	178,146	78.1%	$22.41	2.9%	87.6%
2019	1	10,079	4.4%	188,225	82.5%	$21.00	4.4%	92.0%
2020	0	0	0.0%	188,225	82.5%	$0.00	0.0%	92.0%
2021	1	16,924	7.4%	205,149	89.9%	$23.00	8.0%	100.0%
2022	0	0	0.0%	205,149	89.9%	$0.00	0.0%	100.0%
Thereafter	1	1,482	0.6%	206,631	90.6%	$0.00	0.0%	100.0%
Vacant	NAP	21,525	9.4%	228,156	100.0%	NAP	NAP
Total / Wtd. Avg.	43	228,156	100.0%			$23.52	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.    The Sentry Park West loan (the “Sentry Park West Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 228,156 square foot Class A office complex located at 1777 Sentry Parkway West in Blue Bell, Pennsylvania (the “Sentry Park West Property”) with an original principal balance of $31.475 million. The Sentry Park West Loan has a 10-year term and amortizes on a 30-year schedule. The Sentry Park West Loan accrues interest at a fixed rate equal to 4.8870% per annum and has a cut-off date balance of approximately $31.4 million. Loan proceeds were used to retire existing debt of approximately $24.2 million, giving the borrower a return of equity of approximately $5.9 million. Based on the appraised value of $43.5 million as of May 7, 2012, the cut-off date LTV is 72.3% and the remaining implied equity is $12.1 million. The most recent prior financing of the Sentry Park West Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

108

1777 Sentry Parkway West Blue Bell, PA 19422	Collateral Asset Summary Sentry Park West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,440,657 72.3% 1.53x 10.5%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$31,475,000	100.0%	Loan Payoff	$24,151,065	76.7%
			Reserves	$1,213,402	3.9%
			Closing Costs	$216,418	0.7%
			Borrower Return of Equity	$5,894,115	18.7%
Total Sources	$31,475,000	100.0%	Total Uses	$31,475,000	100.0%

The Borrower / Sponsor.    The borrower, Sentry KPG III, L.P., is a Pennsylvania limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower and nonrecourse carve-out guarantors are Keystone Property Fund III, L.P. and Keystone Property Fund IIIA, L.P., joint and several, and both of which are controlled by the Keystone Property Group.

Keystone Property Group (“KPG”) is a real estate fund operator with a large presence in the greater Philadelphia/Southeast Pennsylvania office market. Founded in 1991 by William Glazer and headquartered in Bala Cynwyd, Pennsylvania, KPG acquires, develops, and manages commercial real estate in the office, flex and industrial sectors. In addition, KPG manages real estate private equity funds. Since 1995, KPG has invested over $329.8 million in 42 assets consisting of 7.1 million square feet, with total project costs of $1.1 billion.

Keystone Property Fund III, L.P. (“Fund III”) was launched in September 2008 and has raised $58.8 million of investor commitments with interest in six assets. Keystone Property Fund IIIA, L.P. (“Fund IIIA”) was formed simultaneously with Fund III as a parallel fund in order to address certain legal, regulatory and tax designations. Investors receive an interest in either Fund III or Fund IIIA depending on whether the investor is a qualified purchaser as defined under the Investment Company Act of 1940.

The Property.   The Sentry Park West Property is a five building, 228,156 sq. ft. office park located in Blue Bell, Pennsylvania, just outside of Philadelphia. The office park is comprised of two, four-story Class A office (Gwynedd Hall and Dublin Hall) and two, three-story Class A- office (Abington Hall and Merion Towle Hall) buildings, along with a bank branch building. In addition, the Dublin Hall building includes 10,039 sq. ft. (4.4% of NRA, 7.2% of U/W Base Rent) of medical office space. The buildings were constructed in 1973 and renovated in 2005 and 2012. The 2005 renovation consisted of approximately $10.5 million in base building renovations by KPG to improve the office complex from a Class C asset to a Class A asset. The Sentry Park West Property was initially acquired by Keystone Property Fund I (“Fund I”) in 2004 for $20.4 million. At the time it was 63% leased and considered a Class C office complex. Fund I performed an extensive renovation upgrading the Sentry Park West Property to a Class A asset and increased occupancy to over 90%. In 2006, after completing the redevelopment and lease-up, Fund I refinanced the acquisition and development loan with a $46.3 million loan from GE Capital. In August 2011, the sponsor purchased the note at a discount and did a deed-in-lieu of foreclosure transaction with the Fund I controlled borrower. The only commonality between Fund I and the current nonrecourse carve-out guarantor is the general partner, which owns less than 10% of each fund.

The Sentry Park West Property is 90.6% occupied by 29 tenants as of May 14, 2012, however, the bank branch building has two dark tenants that are paying rent, and are underwritten as vacant. Including these two tenants, the Sentry Park West Property is 92.8% leased. The Sentry Park West Property has 807 parking spaces for a parking ratio of 3.54 spaces per 1,000 sq. ft.

Building Name	Type	Allocated Loan Amount	Total Sq. Ft.	Building Occupancy	% of Total NRA	% of U/W Base Rent
Gwynedd Hall	Class A Office	$13,154,489	90,315	96.3%	39.6%	41.4%
Dublin Hall	Class A Office	13,015,829	89,363	90.6%	39.2%	42.5%
Abington Hall	Class A- Office	2,352,817	22,183	100.0%	9.7%	9.8%
Merion Towle Hall	Class A- Office	2,247,813	21,193	78.2%	9.3%	6.3%
Bank Building(1)	Bank Branch and Antenna	704,051	5,102	0.0%	2.2%	0.0%
Total / Wtd. Average:		$31,475,000	228,156	90.6%	100.0%	100.0%
(1)	The two tenants at the Bank Building are dark and paying rent, but were underwritten as vacant.

Environmental Matters. The Phase I environmental report dated May 25, 2012 recommended the development and implementation of an Asbestos Operation and Maintenance Plan at the Sentry Park West Property, which is in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

109

1777 Sentry Parkway West Blue Bell, PA 19422	Collateral Asset Summary Sentry Park West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,440,657 72.3% 1.53x 10.5%

Major Tenants.
Cigna Companies (36,499 sq. ft., 16.0% of NRA, 20.3% of U/W Base Rent). Cigna Companies (“Cigna”), rated BBB/Baa2/BBB by Fitch/Moody’s/S&P, is one of the largest health service companies in the United States and also operates internationally in 30 countries with more than 70 million customer relationships worldwide. Cigna operates health care, group disability and life segments, providing health care, insurance and related products and services to individuals through employers, brokers and consultants. Cigna is headquartered in Bloomfield, Connecticut and has approximately 30,000 employees. Cigna has been a tenant at the Sentry Park West Property since October 2004 and has spent over $2.125 million ($58.22 PSF) on its space. Cigna occupies 23,207 sq. ft. at the Dublin Hall building and 13,292 sq. ft. at the Gwynedd Hall building. Cigna exercised its five year extension option on the lease at the Gwynedd Hall property in 2009 to be co-terminus with the Dublin Hall lease expiration of 2016. The Dublin Hall lease has one 5-year extension option at 95% of fair market value, with nine months prior notice. In addition, Cigna has a termination option for the 23,207 sq. ft. space at the Dublin Hall building with 9 months prior notice and payment of a $274,505 termination fee.

UniTek, USA (24,882 sq. ft., 10.9% of NRA, 12.4% of U/W Base Rent). UniTek, USA (“UniTek”), rated NR/B2/B+ by Fitch/ Moody’s/S&P, is a national provider of engineering, construction management and installation fulfillment services to companies specializing in the telecommunications, transportation, public safety and satellite industries. Headquartered at the Sentry Park West Property, UniTek has over 6,500 employees throughout over 108 locations in the United States and Canada. UniTek has been at the Sentry Park West Property since 2004 and has expanded five times at a cost of approximately $440,000. UniTek occupies 19,110 sq. ft. on the third floor and 5,772 sq. ft. on the fourth floor. The third floor space expires in November 2015 with one, 5-year extension option and six months prior notice. The fourth floor space expires in January 2014 and may be renewed upon separate written consent from the landlord.

Fesnak & Associates, LLP (16,924 sq. ft., 7.4% of NRA, 8.0% of U/W Base Rent). Fesnak & Associates, LLP (“Fesnak”) provides accounting, consulting, and business advisory services including auditing, valuation, mergers and acquisitions, and capital management services. Clients range from large, privately-held companies to family-owned business, with special focus on companies going through rapid growth, restructuring, or funding negotiations. Fesnak is headquartered at the Sentry Park West Property and has offices in New York City, Allentown, Pennsylvania and Wilmington, Delaware. Since its original lease began in 2005, Fesnak has expanded three times at a cost of approximately $975,000. Fresnak has one, five-year extension option at fair market value, with nine months prior notice. Fresnak also has the option to terminate its lease in June 2017 with 24 months prior notice, or December 2018 with nine months prior notice, and payment of unamortized leasing costs.

The Market.    The Sentry Park West Property is located in Montgomery County within the Philadelphia metropolitan statistical area (“MSA”). The Philadelphia MSA is the fifth largest MSA in the United States with a population of approximately 6 million and employment of approximately 2.6 million. The Philadelphia MSA has a strong presence in healthcare, education, oil and chemicals, telecommunications, food manufacturing and finance. Over the past decade, the Montgomery County unemployment rate has been lower than that of the Philadelphia MSA, with an average unemployment rate of 4.8% in comparison to a 5.9% rate for the Philadelphia MSA. As of February 2012, the Montgomery County unemployment rate was 7.2% in comparison to a 7.6% rate for the Philadelphia MSA.

The Philadelphia office market contains an overall inventory of approximately 286.7 million square feet. The Sentry Park West Property is located within the Plymouth Meeting/Blue Bell submarket, which contains an overall inventory of approximately 8.1 million square feet, of which 3.4 million square feet, or 42%, are considered Class A properties.  Overall submarket vacancy is estimated at 18.6% with asking rent of $24.00 PSF, while Class A vacancy is 24.3% with asking rent of $25.31 PSF. However, the Class A segment is negatively skewed by two projects, one a distressed office campus adjacent to the Sentry Park West Property and the other is new construction. Excluding those two assets, the overall Class A vacancy is 8.0%.

The appraiser identified five lease comparables to the Gwynedd Hall (Class A) and Dublin Hall (Class A) buildings with rents ranging from $22.00 PSF to $28.00 PSF, averaging $23.74 PSF. After adjustments based on location and building quality, the appraiser determined rent of $23.50 PSF. The appraiser also identified five lease comparables to the Abington Hall (Class A-) and Merion Towle Hall (Class A-) buildings with rents ranging from $18.00 PSF to $22.00 PSF, averaging $20.77 PSF. After adjustments based on location and building quality, the appraiser determined rent of $20.00 PSF. The appraiser also determined market rent of $40.00 PSF for the bank branch space and $35.00 for medical office space. The following two charts summarize the comparable leases:

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

110

1777 Sentry Parkway West Blue Bell, PA 19422	Collateral Asset Summary Sentry Park West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,440,657 72.3% 1.53x 10.5%

Summary of Class A Comparable Leases(1)
Building	Tenant	Year Built	Leased Area	Base Rent	Lease Start
Gwynedd Hall	Various	1973	86,953	$23.16	Various
Dublin Hall (2)	Various	1973	70,881	$24.18	Various
IMS Health	Accolade	1987	90,000	$28.00	August 2012
Hillcrest I	Mayo Seitz Media	1966	9,532	$24.25	April 2012
Hillcrest I	Zentek	1966	5,800	$26.75	May 2012
Lakeview One	McDonald’s	1974	17,500	$24.00	September 2011
Madison Bank Building(3)	NAP	1990	1,400	$22.00	May 2012
(1)	Source: Appraisal
(2)	Dublin Hall information excludes 10,039 sq. ft. of medical office space.
(3)	Madison Bank Building is in a lease-up period. Base Rent for the Madison Bank Building represents current asking rent per the appraiser.

Summary of Class A- Comparable Leases(1)
Building	Tenant	Year Built	Leased Area	Base Rent	Lease Start
Abington Hall	Various	1973	22,183	$21.44	Various
Merion Towle Hall	Various	1973	16,575	$18.50	Various
Madison Bank Building(2)	NAP	1990	1,400	$22.00	May 2012
Six Sentry Parkway	Friends Services for the Aging	1987	3,028	$19.00	April 2011
510 Township Line Road	Salvo	1962	6,740	$19.00	May 2011
Plymouth Woods	Arraya Systems	1985	5,738	$18.00	October 2011
Highland Office Center	Bohmora	1973	1,271	$20.50	May 2012
(1)	Source: Appraisal
(2)	Madison Bank Building is in a lease-up period. Base Rent for the Madison Bank Building represents current asking rent per the appraiser.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 3/31/2012	U/W	U/W PSF
Base Rent(1)	$4,707,559	$4,285,579	$4,251,598	$4,944,577	$21.67
Value of Vacant Space	0	0	0	565,818	2.48
Gross Potential Rent	$4,707,559	$4,285,579	$4,251,598	$5,510,394	$24.15
Total Recoveries	644,140	508,808	543,902	439,983	1.93
Total Other Income	29,640	30,961	44,130	78,542	0.34
Less: Vacancy(2)	0	0	0	(565,818)	(2.48)
Effective Gross Income	$5,381,339	$4,825,348	$4,839,629	$5,463,102	$23.94
Total Operating Expenses	2,100,582	2,091,562	2,107,113	2,166,023	9.49
Net Operating Income	$3,280,758	$2,733,786	$2,732,517	$3,297,079	$14.45
TI/LC	0	0	0	169,789	0.74
Capital Expenditures	0	0	0	68,447	0.30
Net Cash Flow	$3,280,758	$2,733,786	$2,732,517	$3,058,843	$13.41
(1)	U/W Base Rent includes $85,561 in contractual step rent through June 2013.
(2)	U/W Vacancy of 9.4% of gross income and is based on in place economic vacancy.

Property Management.    The Sentry Park West Property is managed by Keystone Property Group, L.P., a borrower affiliate.

Lockbox / Cash Management.    The Sentry Park West Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111

1777 Sentry Parkway West Blue Bell, PA 19422	Collateral Asset Summary Sentry Park West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,440,657 72.3% 1.53x 10.5%

Additionally, all excess cash will be swept into a lender controlled account upon (i) an event of default, (ii) a Cigna Sweep Period (as defined below), or (iii) the debt service coverage ratio for the trailing 12-month period is less than 1.20x on the last day of the calendar quarter.

A “Cigna Sweep Period” occurs if Cigna Companies gives notice to exercise its termination option, or does not exercise its lease renewal option by the date the tenant is required to give notice to renew,

Initial Reserves.    At closing, the borrower deposited (i) $172,603 into a tax reserve account, (ii) $500,000 the TI/LC reserve account, (iii) $111,209 into the rent abatement reserve and (iv) $429,590 into the existing TI/LC reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $29,221 into a tax reserve account and (ii) $5,704 into a capital expenditure account subject to a cap of $206,000. If the TI/LC reserve falls below $450,000, monthly deposits of $19,013 will be required. In addition the borrower will be required to make monthly deposits equal to 1/12 the annual insurance premiums if a blanket insurance policy is no longer in place at the Sentry Park West Property. Upon partial defeasance of an individual property, the monthly replacement reserve and TI/LC deposits will be reduced by an amount attributable to the property that is released. During a Cigna Sweep Period, all excess cash will be deposited into the Cigna Sweep reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release. On any date after the defeasance lockout period ends, the borrower may defease a portion of the outstanding principal balance of the Sentry Park West Loan and obtain the release of one or more buildings from the lien of the security interest, provided, among other things: (i) the borrower provides defeasance collateral in an amount equal to the greater of 100% of the net sales proceeds and 120% of the allocated loan amount for the individual building being released, (ii) the DSCR for the remaining property is no less than the greater of (a) the DSCR at closing and (b) the DSCR immediately prior to such release, and (iii) the LTV for the remaining property is no more than 72.36%. In addition, in connection with a partial release, the borrower may convert the entire Sentry Park West Property (including the building to be released) into a condominium structure, subject to the lender’s prior consent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

112

1777 Sentry Parkway West Blue Bell, PA 19422	Collateral Asset Summary Sentry Park West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,440,657 72.3% 1.53x 10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

113

1777 Sentry Parkway West Blue Bell, PA 19422	Collateral Asset Summary Sentry Park West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,440,657 72.3% 1.53x 10.5%

Sentry Park West
1777 Sentry Parkway West
Blue Bell, PA 19422
BLUE BELL
WINGS FIELD
WALTON RD
North Wales
Greenlawn Cemetery
N SUMNEYTOWN PIKE
S VALLEY FORGE RD
PENNSYLVANIA TURNPIKE NORTHEAST EXT
Center Square Golf Club
Blue Bell Country Club
Montgomery Cnty Cmty Col-central
TOWNSHIP LINE RD
WHITEHALL RD
Clover Mall
SKIPPACK PIKE
Meadowlands Country Club
Cedarbrook Country Club
Upper Dublin
Temple University
FORT WASHINGTON EXPY
W GERMANTOWN PIKE
East Norristown
Swede Square Shopping Center
Mercy Suburban Hospital
Northtowne Plaza
DE KALB PIKE
GERMANTOWN PIKE
Plymouth Valley
Elmwood Park Zoo
Montgomery Hospital
W MAIN ST
MARKLEY ST
Riverside Cemetery
Plymouth Country Club
SANDY HILL RD
Norristown
Plymouth Meeting Mall
George Washington Memorial Park
PENNSYLVANIA TURNPIKE
Whitemarsh Cemetery
Fort Washington State Park
Sandy Run Country Club
Sunnybrook Golf Club
Philadelphia Cricket Club
Flourtown Shopping Center
Flourtown Country Club
Bridgeport
BUTLER PIKE
Plymouth Meeting
Valley Forge Shopping Center
St Augustine Cemetery
Green Valley Country Club
Whitemarsh Valley Country Club
STENTON AVE
Conshocken
Gulph Mills Golf Club
RIDGE PIKE
Chestnut Hill Hospital
Ace Club
Chestnut Hill
SCHUYLKILL EXPY
Calvary Cemetery
Philadelphia Country Club
Philadelphia Cricket Club
Schuylkill River
Eastern University
CARTIFACT.
BLUE BELL
PENNSYLVANIA
Quakertown
Boyertown
Doylestown
Harleysville
Southampton
Trenton
Phoenixville
Norristown
Willow Grove
Levittown
Chester Springs
Bristol
Wayne
Cheltenham
Malvern
Havertown
Philadelphia
Mt. Holly
West Chester
Rose Tree
Cherry Hill
Camden
Chester
Medford
Voorhees
NEW JERSEY
Berlin
Wilmington
Mantua
Glassboro
Shamong
Pilesgrove
73
363
202
476
276
309
76

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

114

6060 Marsha Sharp Freeway Lubbock, TX 79407	Collateral Asset Summary Canyon West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,250,000 69.3% 1.55x 10.4%

Mortgage Loan Information	Property Information
Loan Seller:	CCRE	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type:	Anchored Retail
Sponsor:	ADD McKinney Holdings LLC; Texas	Collateral:	Fee Simple
Red Mud Creek Capital Partners,	Location:	Lubbock, TX
Ltd.	Year Built / Renovated:	2007 / NAP
Borrower:	Canyon Hubwest Ten LLC	Total Sq. Ft.:	583,782
Original Balance:	$31,250,000	Total Collateral Sq. Ft.(4):	268,090
Cut-off Date Balance:	$31,250,000	Property Management:	Canyon West Management, L.L.C.
% by Initial UPB:	2.4%	Underwritten NOI:	$3,261,973
Interest Rate:	4.8500%	Underwritten NCF:	$3,073,226
Payment Date:	11th of each month	Appraised Value:	$45,100,000
First Payment Date:	September 11, 2012	Appraisal Date:	May 21, 2012
Maturity Date:	August 11, 2022
Amortization:	360 months	Historical NOI
Additional Debt:	None	TTM NOI:	$2,914,877 (T-12 April 30, 2012)
Call Protection:	L(24), YM1(92), O(4)	2011 NOI:	$2,981,126 (December 31, 2011)
Lockbox / Cash Management(1)(2):	Hard / Springing	2010 NOI:	$2,889,580 (December 31, 2010)
2009 NOI:	$2,659,447 (December 31, 2009)
Reserves
Initial	Monthly	Historical Occupancy(4)
Taxes:	$346,667	$43,333	Current Occupancy(5):	93.8% (June 18, 2012)
Insurance:	$34,071	$4,259	2011 Occupancy:	92.6% (December 31, 2011)
Replacement:	$0	$3,351	2010 Occupancy:	91.6% (December 31, 2010)
TI/LC:	$0	$11,170	2009 Occupancy:	88.9% (December 31, 2009)
Required Repairs:	$0	NAP
(1)   Cash management will be triggered: (i) during any Cash Trap Period until such period has ended, or (ii) if the DSCR is less than 1.10x after the end of two consecutive calendar quarters until the DSCR is at least 1.15x for two consecutive calendar quarters.
(2)   A “Cash Trap Period” will be triggered: (i) during an event of default, (ii) during any bankruptcy of borrower, guarantor or property manager (until such time, only with respect to the property manager, that an acceptable manager is put in place), (iii) with respect to the Burlington and Cost Plus/DSW/Ross leases , upon the earlier of (A) 12 months prior to the lease expiration (for Burlington, if sales are at least $110 PSF, 6 months prior) or (B) the date the tenant provides notice to vacate or “go dark ” (until such time that the reserve account has reached a balance equal to 12 months rent under each respective lease, or such time that the leases are renewed or replaced as required under the loan agreement.
(3)   The Firehouse Reserve was collected to cover unfunded TIs. The GNC Reserve was collected to cover unfunded TIs and additional security through rent commencement.
(4)    Based on Total Collateral Sq. Ft. which excludes the non-owned shadow anchors Target, Sam’s Club, and Main Event Entertainment Center.
(5)    97.2% based on Total Sq. Ft. (including non-owned shadow anchors).

Firehouse Reserve(3):	$50,000	$0
GNC Reserve(3):	$56,378	$0

Financial Information
Cut-off Date Balance / Sq. Ft.(4):	$117
Balloon Balance / Sq. Ft. (4):	$95
Cut-off Date LTV:	69.3%
Balloon LTV:	56.7%
Underwritten NOI DSCR:	1.65x
Underwritten NCF DSCR:	1.55x
Underwritten NOI Debt Yield:	10.4%
Underwritten NCF Debt Yield:	9.8%

TRANSACTION HIGHLIGHTS

▪
Consistent Property and Market Occupancy:  The property is located in the South Outer Lubbock submarket within Lubbock, Texas and is currently 93.8% occupied.  Both the market and submarket reported average occupancy rates of 96.0% as of the second quarter 2012.

▪
Strong Tenancy.  The center is shadow anchored by Target, Sam’s Club, and Main Event Entertainment Center.  In-line tenants who have been in occupancy for at least 12 months reported sales of $293 PSF and an occupancy cost of 8.2%, as of the most recent reporting period.

▪
Strategic Location.  The property is located on the northeast corner of the Marsha Sharp Freeway and Milwaukee Avenue (combined traffic count of 26,278 vehicles per day) in the South Outer Lubbock submarket.

▪
Experienced Sponsorship.  The key principals of the sponsors, Artemio de la Vega and Charles Hodges, have over 50 years of combined commercial real estate experience.  Mr. de la Vega is the founder and president of DeLaVega Development, an acquisition, development, and asset management firm.  Mr. Hodges is a founder and partner in Hodges & Associates, a nationally recognized architectural firm with over 40 million square feet of built space across the US.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

115

2600 West 7th Street Fort Worth, TX 76107	Collateral Asset Summary Montgomery Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,895,476 50.6% 2.07x 12.4%

Mortgage Loan Information	Property Information
Loan Seller:	CCRE	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type:	Anchored Retail
Sponsor:	RIOKIM Montgomery JV, LP	Collateral:	Fee Simple
Borrower:	RIOKIM Montgomery, LP	Location:	Fort Worth, TX
Original Balance:	$30,937,500	Year Built / Renovated:	2005 / NAP
Cut-off Date Balance:	$30,895,476	Total Sq. Ft.:	291,164
% by Initial UPB:	2.3%	Property Management:	KRC Property Management L.P.
Interest Rate:	3.9000%	Underwritten NOI(6):	$3,830,436
Payment Date:	11th of each month	Underwritten NCF(6):	$3,628,691
First Payment Date:	August 11, 2012	Appraised Value:	$61,000,000
Maturity Date:	July 11, 2022	Appraisal Date:	May 15, 2012
Amortization:	360 Months
Additional Debt:	None	Historical NOI
Call Protection:	L(25), D(91), O(4)	2011 NOI:	$2,628,213 (December 31, 2011)
Lockbox / Cash Management(1):	Springing Hard / Springing	2010 NOI:	$2,787,956 (December 31, 2010)
2009 NOI:	$3,234,919 (December 31, 2009)
Reserves
Initial	Monthly	Historical Occupancy
Taxes(2):	$0	Springing	Current Occupancy(6):	90.5% (June 12, 2012)
Insurance(2):	$0	Springing	2011 Occupancy:	NAV
Replacement(3):	$0	Springing	2010 Occupancy:	NAV
TI/LC(3):	$0	Springing
(1)    A hard lockbox and cash management will be in effect during an event of default.
(2)   Monthly tax and insurance escrows are not required as long as (i) no event of default exists and (ii) borrower maintains insurance and pays all insurance premiums and real estate taxes and provides lender evidence thereof.
(3)   Monthly replacement reserves and TI/LC reserves are not required as long as (i) no event of default exits and (ii) the underwritten DSCR is at least 1.30x. If required, the monthly (i) replacement reserve deposit will be $3,640, capped at $131,024 and (ii) TI/LC reserve deposit will be $12,132.
(4)   The engineering report recommended immediate repairs totaling $11,000, which the borrower covenanted to complete by October 24, 2012.
(5)   A portion of the property is the retail unit in a two-unit condominium regime. Reserves for monthly condominium common charges are not required as long as (i) no event of default exists and (ii) borrower pays all condominium common charges and lender has not received any notice from the condominium association or board of borrower’s failure to pay condominium common charges or any default under the condominium documents.
(6)   Underwritten NOI/NCF and Current Occupancy includes Michaels, which has an executed lease, but is not yet in occupancy. Michaels has a termination option if the borrower fails to deliver the space by August 31, 2012. According to the borrower, delivery of the space is anticipated to be completed on time.

Required Repairs(4):	$0	NAP
Condominium
Common Charges(5):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$106
Balloon Balance / Sq. Ft.:	$84
Cut-off Date LTV:	50.6%
Balloon LTV:	40.1%
Underwritten NOI DSCR:	2.19x
Underwritten NCF DSCR:	2.07x
Underwritten NOI Debt Yield:	12.4%
Underwritten NCF Debt Yield:	11.7%

TRANSACTION HIGHLIGHTS

▪
Investment Grade Tenancy / Strong Shadow Anchor:  The property is occupied by more than 45 national and local tenants with four investment-grade rated tenants occupying 25.3% of the net rentable area (Marshalls, Ross Dress for Less, Wells Fargo, and State Farm Insurance).  The property is shadow-anchored by a 173,890 sq. ft. Super Target.

▪
Experienced Sponsorship:  The borrower consists of a joint venture partnership between Kimco Realty Corporation (“Kimco”) and RioCan Real Estate Investment Trust (“RioCan”).  Kimco sold an 80% interest in the property to RioCan, retained a 20% interest in the partnership, and continued its role as property manager.  As of March 31, 2012, Kimco has ownership interests in 930 shopping centers totaling approximately 136.0 million sq. ft.  As of March 31, 2012, RioCan had ownership interests in 333 retail and office properties totaling approximately 50.0 million sq. ft.

▪
Strong Market:  The property is located in the Central Fort Worth submarket in the Dallas/Fort Worth retail market.  As of first quarter 2012, the Central Fort Worth submarket had an occupancy rate of 90.0%, in-line with the current occupancy of 90.5% at the property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

116

405 North King Street Wilmington, DE 19801	Collateral Asset Summary Renaissance Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,155,615 76.7% 1.50x 10.3%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	CBD Office
Sponsor:	Brock J. Vinton			Collateral:	Fee Simple
Borrower:	Ren Centre LLC			Location:	Wilmington, DE
Original Balance:	$28,250,000			Year Built / Renovated:	2007 / NAP
Cut-off Date Balance:	$28,155,615			Total Sq. Ft.:	155,129
% by Initial UPB:	2.1%			Property Management:	The Commonwealth Group, LLC
Interest Rate:	5.0000%			Underwritten NOI:	$2,887,865
Payment Date:	11th of each month			Underwritten NCF:	$2,732,406
First Payment Date:	June 11, 2012			Appraised Value:	$36,700,000
Maturity Date:	May 11, 2022			Appraisal Date:	April 5, 2012
Amortization:	360 months
Additional Debt:	None			Historical NOI(5)
Call Protection:	L(49), D(67), O(4)			TTM NOI:	$2,284,100 (T-12 March 31, 2012)
Lockbox / Cash Management(1)(2):	Soft / Springing			2011 NOI:	$2,461,546 (December 31, 2011)
				2010 NOI:	$2,133,901 (December 31, 2010)
Reserves				2009 NOI:	$1,378,047 (December 31, 2009)
	Initial		Monthly
Taxes:	$63,419		$7,523	Historical Occupancy(5)
Insurance:	$45,489		$3,791	Current Occupancy:	82.7% (June 30, 2012)
Replacement:	$0		$2,585	2011 Occupancy:	72.3% (December 31, 2011)
TI/LC(3):	$750,000		$16,159	2010 Occupancy:	74.9% (December 31, 2010)
Free Rent Reserve(4):	$119,667		$0	2009 Occupancy:	NAV
New Lease Rollover Reserve(4):	$888,338		$0
(1)   Cash management will be triggered: (i) during any Cash Trap Period until such period has ended, or (ii) if the DSCR is less than 1.15x after the end of a calendar quarter until the DSCR is at least 1.25x for a calendar quarter.
(2)   A “Cash Trap Period” will be triggered: (i) during the occurrence of any event of default, (ii) if any bankruptcy action of borrower, sole member, guarantor or manager has occurred, (iii) if the DSCR is less than 1.10x after a calendar quarter, (iv) if one or more events related to an Amtrak lease (as described in the loan documents) has occurred and lender reasonably concludes that such lease event would result in occupancy of less than 80%, or (v) the tenant McCarter & English goes dark or terminates its lease and lender reasonably concludes that such event would result in (i) occupancy less than 80% or (ii) projected DSCR less than 1.40x .
(3)   Initial TI/LC reserve to reimburse for approved tenant improvements and leasing commissions. The monthly reserve of $16,159 (capped at $1,200,000) is waived for the first two years of the loan term.
(4)    These reserves relate to three recently executed leases: Cash Cure (4,447 sq. ft.), Delaware Bar Association (9,685 sq. ft.), and Lawyer’s Telecom (a borrower affiliate 2,147 sq. ft.).
(5)  The property was built in 2007. The historical NOI and occupancy reflect the performance during lease-up and stabilization.  The 2010 and 2011 historical occupancy figures represent the 12 month average for each year.

Environmental Reserve:	$16,875		$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$181
Balloon Balance / Sq. Ft.:		$150
Cut-off Date LTV:		76.7%
Balloon LTV:		63.3%
Underwritten NOI DSCR:		1.59x
Underwritten NCF DSCR:		1.50x
Underwritten NOI Debt Yield:		10.3%
Underwritten NCF Debt Yield:		9.7%

TRANSACTION HIGHLIGHTS

▪    Borrower Equity.  The borrower originally developed the property for a total cost of approximately $46.2 million, resulting in approximately $17.9 million of cash equity remaining in the property and a 61.1% loan-to-cost ratio based on the original loan balance.
▪    Strong Credit Tenancy.  38.8% of the NRA is leased to investment grade tenants, which include National Railroad Passenger Co. (“Amtrak”) (rated A-/NR/NR by S&P/Moody’s/Fitch, 31.3% of NRA, expires 2014/2015) and American General Life Insurance Co. (rated A+/A2/A by S&P/Moody’s/Fitch, 7.5% of NRA, expires 2016).
▪    Class A Property.  The property is a recently constructed Class A office building located in the Wilmington CBD market.  Building amenities include an on-site fitness facility, ground floor restaurant, high-end interior finishes, and an attached three level enclosed parking garage.
▪    Experienced Sponsorship.  Since 1973, The Commonwealth Group, Ltd. and its associated entities have been actively engaged in the development, leasing and management of over $500 million worth of commercial, industrial and residential real estate in New Castle County, DE and the surrounding region. The Commonwealth Group, Ltd. is responsible for the leasing and management of 1.2 million square feet of space.
▪    Convenient Access.  The Wilmington Amtrak Station is located approximately 2 blocks southeast of the property.  This station is part of Amtrak’s Northeast Rail corridor and is served by over 100 passenger trains per weekday.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

117

Various Bronx, NY	Collateral Asset Summary Bronx Multifamily Crossed Pool A	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,025,000 75.0% 1.31x 8.8%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of five cross collateralized
Loan Purpose:	Refinance			properties
Sponsor:	Marilyn Finkelstein		Property Type:	Multifamily
Borrower:	Various		Collateral:	Fee Simple
Original Balance (1) :	$23,025,000		Location:	Bronx, NY
Cut-off Date Balance (1):	$23,025,000		Year Built / Renovated:	Various / 2011, 2012
% by Initial UPB:	1.7%		Total Units:	262
Interest Rate:	4.9975%		Property Management:	Finkelstein-Timberger LLC
Payment Date:	11 th of each month		Underwritten NOI (6):	$2,014,790
First Payment Date:	July 11, 2012		Underwritten NCF (6):	$1,949,290
Maturity Date:	June 11, 2017		Appraised Value:	$30,700,000
Amortization:	Interest Only for first 12 months; 360		Appraisal Date:	March 30, 2012
	months thereafter
Additional Debt:	None		Historical NOI (6)
Call Protection (2) :	L(26), YM1(30), O(4)		T-3 Annualized NOI:	$2,067,404 (July 31, 2012)
Lockbox / Cash Management (3):	Springing Hard / Springing		T-6 Annualized NOI:	$1,916,934 (July 31, 2012)
			TTM NOI:	$1,159,203 (April 30, 2012)
Reserves
	Initial	Monthly	Historical Occupancy (6)
Taxes:	$0	$34,292	Current Occupancy:	96.9% (June 1, 2012)
Insurance:	$107,827	$9,085	2011 Occupancy:	50.0% (May 31, 2011)
Replacement:	$0	$5,709
(1)       Based on the combined balances of five individual collateralized and cross defaulted loans.
(2)       After the lockout period, the individual properties may be released upon payment of a release price equal to 105% of the allocated loan amount for such property, payment of yield maintenance, and satisfaction of a 1.30x minimum DSCR and a 70% maximum LTV.
(3)       A hard lockbox and cash management will be triggered: (i) during an event of default, (ii) during any bankruptcy of borrower or manager, or (iii) if the DSCR is less than 1.10x based on the trailing 12 month period, and will end: with respect to (i) above, when the event of default is cured, and with respect to (iii) above, when the DSCR is greater than 1.10x based on the trailing 12 month period for two consecutive calendar quarters.
(4)       At closing, lender escrowed $800,000 in total Performance Holdbacks. The borrower may obtain release of the holdback related to an individual property if, with respect to such property: (i) occupancy is at least 95%, (ii) DSCR is at least 1.25x, (iii) debt yield is at least 8.0%, and (iv) LTV is not greater than 75%.
(5)       The sponsor provided a guarantee for $2,763,000 (12% of the original loan balance), which guarantee will remain in place for the first 24 months of the loan term and may be terminated in increments, related to each individual property after this time if, with respect to such property: (i) occupancy is at least 95%, (ii) DSCR is at least 1.25x, and (iii) debt yield is at least 8.0%.
(6)       The borrower acquired the properties in May-June 2011 and invested approximately $6.4 million to clear building violations, complete capital improvements, and lease-up vacant units.  Certain improvements eligible for rent increases and tax abatements per rent stabilization guidelines have been underwritten by lender and are expected to take effect in the next 6-12 months.

Required Repairs:	$30,300	NAP
Performance Holdback (4)(5):	$800,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$87,882
Balloon Balance / Sq. Ft. :	$82,557
Cut-off Date LTV:	75.0%
Balloon LTV:	70.5%
Underwritten NOI DSCR:	1.36x
Underwritten NCF DSCR:	1.31x
Underwritten NOI Debt Yield:	8.8%
Underwritten NCF Debt Yield:	8.5%

TRANSACTION HIGHLIGHTS
▪
Strong Market Occupancy.   The properties are located in the Bronx County submarket of New York City, which reported an average multifamily vacancy rate of 0.4% for the first quarter 2012 (ranked #2 submarket in the United States) and 0.9% for the last 5 years (ranked #1).

▪
Central Urban Location.   The properties are located in the Bronx, New York, which is a dense urban residential market with a population over 1.4 million of which approximately 78% reside in rental units.

▪
Below Market Rent.   The current rental rates at the properties are below the appraiser’s concluded market rents.  The average underwritten apartment rent is $1,061 per month, which is 9.5% below the average market rent of $1,172 per month.

▪
Experienced Sponsorship.   The sponsor and related property manager have been in the business of owning and operating multifamily properties in the Bronx since 1978.  They currently own and manage a portfolio of 45 buildings containing approximately 2,000 units.

▪
Consistent Revenue Growth.   Multifamily properties with rent stabilized units are subject to lease renewal and replacement rent increases that are set by the New York Rent Guidelines Board on an annual basis.  Since 1968 when these guidelines began, the average 1-year lease renewal increase is 4.95% and the average 2-year lease renewal increase is 7.36%.  Also, rental rate increases can be obtained by completing certain eligible property renovations known as major capital improvements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

118

Various Bronx, NY	Collateral Asset Summary Bronx Multifamily Crossed Pool B	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,475,000 74.7% 1.32x 8.8%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of four cross collateralized
Loan Purpose:	Refinance			properties
Sponsor:	Marilyn Finkelstein		Property Type:	Multifamily
Borrower:	Various		Collateral:	Fee Simple
Original Balance (1):	$22,475,000		Location:	Bronx, NY
Cut-off Date Balance (1):	$22,475,000		Year Built / Renovated:	Various / 2012
% by Initial UPB:	1.7%		Total Units:	257
Interest Rate:	4.9975%		Property Management:	Finkelstein-Timberger LLC
Payment Date:	11 th of each month		Underwritten NOI (6):	$1,969,835
First Payment Date:	July 11, 2012		Underwritten NCF (6):	$1,905,585
Maturity Date:	June 11, 2017		Appraised Value:	$30,100,000
Amortization:	Interest Only for first 12 months; 360		Appraisal Date:	March 30, 2012
	months thereafter
Additional Debt:	None		Historical NOI (6)
Call Protection (2):	L(26), YM1(30), O(4)		T-3 Annualized NOI:	$1,997,320 (July 31, 2012)
Lockbox / Cash Management (3):	Springing Hard / Springing		T-6 Annualized NOI:	$1,854,444 (July 31, 2012)
			TTM NOI:	$1,169,012 (April 30, 2012)
Reserves
	Initial	Monthly	Historical Occupancy (6)
Taxes:	$0	$24,950	Current Occupancy:	97.7% (June 1, 2012)
Insurance:	$100,755	$8,467	2011 Occupancy:	50.0% (May 31, 2011)
Replacement:	$0	$5,354
(1)       Based on the combined balances of four individual cross collateralized and cross defaulted loans.
(2)       After the lockout period, the individual properties may be released upon payment of a release price equal to 105% of the allocated loan amount for such property, payment of yield maintenance, and satisfaction of a 1.30x minimum DSCR and a 70% maximum LTV.
(3)       A hard lockbox and cash management will be triggered: (i) during an event of default, (ii) during any bankruptcy of borrower or manager, or (iii) if the DSCR is less than 1.10x based on the trailing 12 month period, and will end: with respect to (i) above, when the event of default is cured, and with respect to (iii) above, when the DSCR is greater than 1.10x based on the trailing 12 month period for two consecutive calendar quarters.
(4)       At closing, lender escrowed $1,200,000 in total Performance Holdbacks. The borrower may obtain release of the holdback related to an individual property if, with respect to such property: (i) occupancy is at least 95%, (ii) DSCR is at least 1.25x, (iii) debt yield is at least 8.0%, and (iv) LTV is not greater than 75%.
(5)       The sponsor provided a guarantee for $2,697,000 (12% of the original loan balance), which guarantee will remain in-place for the first 24 months of the loan term and may be terminated in increments, related to each individual property after this time if, with respect to such property: (i) occupancy is at least 95%, (ii) DSCR is at least 1.25x, and (iii) debt yield is at least 8.0%.
(6)       The borrower acquired the properties in May 2011 and invested approximately $6.6 million to clear building violations, complete capital improvements, and lease-up vacant units.  Certain improvements eligible for rent increases and tax abatements per rent stabilization guidelines have been underwritten by lender and are expected to take effect in the next 6-12 months.

Required Repairs:	$47,000	NAP
Performance Holdback (4)(5):	$1,200,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$87,451
Balloon Balance / Sq. Ft. :	$82,153
Cut-off Date LTV:	74.7%
Balloon LTV:	70.1%
Underwritten NOI DSCR:	1.36x
Underwritten NCF DSCR:	1.32x
Underwritten NOI Debt Yield:	8.8%
Underwritten NCF Debt Yield:	8.5%

TRANSACTION HIGHLIGHTS
▪
Strong Market Occupancy.   The properties are located in the Bronx County submarket of New York City, which reported an average multifamily vacancy rate of 0.4% for the first quarter 2012 (ranked #2 submarket in the United States) and 0.9% for the last 5 years (ranked #1).

▪
Central Urban Location.   The properties are located in the Bronx, New York, which is a dense urban residential market with a population over 1.4 million of which approximately 78% reside in rental units.

▪
Below Market Rent.   The current rental rates at the properties are below the appraiser’s concluded market rents.  The average underwritten apartment rent is $1,030 per month, which is 14.2% below the average market rent of $1,201 per month.

▪
Experienced Sponsorship.   The sponsor and related property manager have been in the business of owning and operating multifamily properties in the Bronx since 1978.  They currently own and manage a portfolio of 45 buildings containing approximately 2,000 units.

▪
Consistent Revenue Growth.   Multifamily properties with rent stabilized units are subject to lease renewal and replacement rent increases that are set by the New York Rent Guidelines Board on an annual basis.  Since 1968 when these guidelines began, the average 1-year lease renewal increase is 4.95% and the average 2-year lease renewal increase is 7.36%.  Also, rental rate increases can be obtained by completing certain eligible property renovations known as major capital improvements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

119

Collateral Asset Summary U-Haul Portfolio SAC 26	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,956,665 62.0% 1.66x 12.1%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of 4 Properties
Loan Purpose:	Refinance		Property Type:	Self Storage
Sponsor:	SAC Holding II Corporation;		Collateral:	Fee Simple
	Blackwater Investments, Inc.		Location:	California and Florida
Borrower:	Twenty-Six SAC Self-Storage Limited		Year Built / Renovated:	1943-1996 / NAP
	Partnership		Total Units:	2,922
Original Balance:	$21,000,000		Property Management:	U-Haul Co. of California, Inc.; U-Haul Co.
Cut-off Date Balance:	$20,956,665			of Florida, Inc.
% by Initial UPB:	1.6%		Underwritten NOI:	$2,542,346
Interest Rate(1):	5.4500%		Underwritten NCF:	$2,365,518
Payment Date:	6th of each month		Appraised Value:	$33,800,000
First Payment Date:	July 6, 2012		Appraisal Date:	February 2012
Anticipated Repayment Date(1):	June 6, 2022
Maturity Date:	June 6, 2032		Historical NOI
Amortization:	360 months		TTM NOI:	$2,788,637 (T-12 February 29, 2012)
Additional Debt:	None		2011 NOI:	$2,743,022 (December 31, 2011)
Call Protection:	L(26), D(91), O(3)		2010 NOI:	$2,650,026 (December 31, 2010)
Lockbox / Cash Management(2):	Soft / Springing		2009 NOI:	$2,670,282 (December 31, 2009)

Reserves(3)			Historical Occupancy
	Initial	Monthly	Current Occupancy:	77.8% (May 2, 2012)
Taxes:	$78,120	Springing	2011 Occupancy:	75.8% (December 31, 2011)
Insurance:	$0	Springing	2010 Occupancy:	77.2% (December 31, 2010)
Replacement:	$315,214	Springing	2009 Occupancy:	75.9% (December 31, 2009)
Required Repairs:	$27,313	NAP
(1)   If the loan is not repaid in full by the Anticipated Repayment Date, the interest rate will increase to the greater of (i) 5.4500% plus 3.0000% and (ii) the then 10-year swap yield plus 6.9000%, but in no event shall the revised interest rate exceed 10.4500%.
(2)   Cash management is triggered upon (i) an event of default, (ii) any bankruptcy action of borrower or property manager, (iii) if the DSCR based on the trailing three month period is less than 1.15x after the end of the calendar quarter or (iv) if the loan has not been repaid in full by May 6, 2022.
(3)   Monthly deposits of 1/12 of the estimated annual tax and insurance premiums shall be deposited into the tax and insurance reserve accounts upon (i) an event of default; (ii) with respect to insurance, (a) a blanket insurance policy is not in place, or (b) an amount sufficient to pay 6 months of insurance premiums is not on deposit in the tax and insurance reserve account; (iii) with respect to taxes, an amount sufficient to pay 6 months of taxes is not on deposit in the tax and insurance reserve account or (iv) if lender has not received satisfactory evidence that all tax and insurance bills have been paid by the borrower when due. In addition, if the replacement reserve falls below the $315,214 cap, the borrower is required to make monthly deposits of $14,736 into the reserve.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$7,172
ARD Balance / Sq. Ft.:	$5,994
Cut-off Date LTV:	62.0%
ARD LTV:	51.8%
Underwritten NOI DSCR:	1.79x
Underwritten NCF DSCR:	1.66x
Underwritten NOI Debt Yield:	12.1%
Underwritten NCF Debt Yield:	11.3%

TRANSACTION HIGHLIGHTS

▪
Stable Operations. Since 2009, the portfolio’s net operating income has ranged from approximately $2.7 million to approximately $2.8 million, with overall average occupancy ranging from 75.9% to 77.8% during the same period.

▪
Experienced Sponsorship. SAC Holding Corporation (“SAC”) owns self-storage properties that are managed by various subsidiaries of U-Haul International, Inc. under property management agreements, and act as independent U-Haul rental equipment dealers. SAC was formed in 1993 as a vehicle to further U-Haul International, Inc.’s presence in the self storage industry. Based out of Phoenix, Arizona, U-Haul International, Inc. was founded in 1945 and as of March 31, 2012, U-Haul International, Inc. consisted of approximately 106,000 trucks, 83,000 trailers and 33,000 towing devices. In addition, U-Haul International, Inc. owns and manages 1,140 facilities throughout North America covering 37.8 million square feet of storage space.

▪
Lawsuit. A shareholder derivative lawsuit between Paul F. Shoen and SAC Holding Corporation is currently pending (the “Pending Action”). The borrower and guarantors represented that the Pending Action will not have a material adverse effect, and there is a nonrecourse carve-out for any losses resulting from any adverse judgment, verdict, ruling or unmarketability of title resulting from the Pending Action. See “Risk Factors – Risk Related to the Mortgage Loans – Risks Related to Litigation and Condemnation” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

120

150 Industrial Road San Carlos, CA 94070	Collateral Asset Summary Novartis Pharmaceuticals Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,812,236 45.0% 1.63x 14.0%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Flex Industrial
Sponsor:	Hoang Huy Hoang		Collateral:	Fee Simple
Borrower:	Vica Capital, LLC		Location:	San Carlos, CA
Original Balance:	$20,900,000		Year Built / Renovated:	1950 / 1997
Cut-off Date Balance:	$20,812,236		Total Sq. Ft.:	229,640
% by Initial UPB:	1.6%		Property Management:	Kidder Matthews of Northern California, Inc
Interest Rate:	5.7500%		Underwritten NOI:	$2,908,692
Payment Date:	11th of each month		Underwritten NCF:	$2,575,714
First Payment Date:	June 11, 2012		Appraised Value:	$46,200,000
Maturity Date:	May 11, 2022		Appraisal Date:	April 11, 2012
Amortization:	300 Months
Additional Debt:	None		Historical NOI
Call Protection:	L(49), D(68), O(3)		2011 NOI:	$2,743,581 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	$2,576,609 (December 31, 2010)
			2009 NOI:	$2,545,982 (December 31, 2009)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$54,333	$27,167	Current Occupancy:	100.0% (August 11, 2012)
Insurance:	$5,507	$5,507	2011 Occupancy:	100.0% (December 31, 2011)
Required Repairs(1):	$0	NAP	2010 Occupancy:	100.0% (December 31, 2010)
Replacement:	$0	$3,827	2009 Occupancy:	100.0% (December 31, 2009)
TI/LC(2):	$500,000	$23,921
(1)   The engineering report recommended immediate repairs totaling $20,874. In the event the borrower does not complete these repairs by August 9, 2012 , a cash trap period will commence. No reserve was collected for these repairs.
(2)   TI/LC reserves equal $1.25 PSF per annum ($287,050 per year).
(3)    Monthly cash flow sweep reserve collections are equal to $0.75 PSF per annum ($172,236 per year).
(4)   In the event that (i) Novartis ceases to operate business in more than 50% of its space, (ii) Novartis lists 50% of its space for sublease, or (iii) Novartis fails to exercise its renewal option at least 12 months prior to lease expiration and at least 12 months prior to renewal period expiration, all excess cash will be deposited into the Novartis Reserve until such time that Novartis has resumed operations, an approved subtenant has leased the space, or the Novartis space is re-let on terms and conditions acceptable to lender and the replacement tenant has commenced paying rent.

Cash Flow Sweep(3):	$0	$14,353
Novartis Reserve(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$91
Balloon Balance / Sq. Ft.:	$70
Cut-off Date LTV:	45.0%
Balloon LTV:	34.7%
Underwritten NOI DSCR:	1.84x
Underwritten NCF DSCR:	1.63x
Underwritten NOI Debt Yield:	14.0%
Underwritten NCF Debt Yield:	12.4%

TRANSACTION HIGHLIGHTS

▪
Tenancy:  The property is 100% leased to Novartis Pharmaceuticals Corporation (“Novartis”), a major US subsidiary of Novartis AG (AA/Aa2/AA- by Fitch/Moodys/S&P), the world’s second largest pharmaceutical corporation based on 2010 revenues.  In 2011, Novartis Pharmaceuticals Corporation accounted for approximately $10.0 billion of net sales (30.7% of the business unit’s total net sales and 17.0% of Novartis AG’s total net sales). Novartis AG has a current market capitalization of approximately $141.7 billion as of July 27, 2012.

▪
Long-Term Commitment to Space / Significant Investment: Since 1996, Novartis and its predecessors have reportedly invested approximately $70 million into the property to build out office, wet lab and FDA-approved “clean room” / lab spaces that would be extremely costly to replace. Novartis maintains a non-transferable (by location) license to produce its products on-site and the property serves as the only location at which Novartis produces and tests inhalant-based prescription drugs.

▪
Strong Market:  The property is located in the San Carlos submarket of the San Francisco Peninsula Industrial market.  As of first quarter 2012, the San Carlos submarket has approximately 5.6 million sq. ft. of inventory with an average occupancy rate of 96.7%.

▪
Conservative Loan Exposure: The Cut-off Date Balance of $20.8 million represents a 45.0% LTV and $91 PSF. As of the Novartis lease expiration on June 30, 2017, the outstanding loan balance exposure after deducting reserves would be $15.1 million, representing a 32.7% LTV ratio and $66 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

121

2250 and 2270 Lakeside Boulevard Richardson, TX 75082	Collateral Asset Summary Lakeside Centre I & II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,649,004 43.9% 2.01x 13.8%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Suburban Office
Sponsor:	CapLease Credit LLC			Collateral:	Fee Simple
Borrower:	CLF Lakeside Richardson LLC			Location:	Richardson, TX
Original Balance:	$20,700,000			Year Built / Renovated:	1986 / 2008
Cut-off Date Balance:	$20,649,004			Total Sq. Ft.:	318,822
% by Initial UPB:	1.6%			Property Management:	Stream Realty Partners – DFW, L.P.
Interest Rate:	4.6000%			Underwritten NOI:	$2,847,574
Payment Date:	6th of each month			Underwritten NCF:	$2,560,634
First Payment Date:	July 6, 2012			Appraised Value(4):	$47,000,000
Maturity Date:	June 6, 2022			Appraisal Date:	May 14, 2012
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(26), D(90), O(4)			2011 NOI:	$3,060,286 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place			2010 NOI:	$3,048,486 (December 31, 2010)
				2009 NOI:	$3,203,821 (December 31, 2009)
Reserves
	Initial		Monthly	Historical Occupancy
Taxes:	$308,727		$61,745	Current Occupancy:	100.0% (July 6, 2012)
Insurance(1):	$0		Springing	2011 Occupancy:	100.0% (December 31, 2011)
Replacement:	$0		$3,335	2010 Occupancy:	100.0% (December 31, 2010)
TI/LC(2):	$0		$18,864	2009 Occupancy:	100.0% (December 31, 2009)
Required Repairs:	$77,125		NAP
 (1)  Borrower will be required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if a blanket insurance policy is no longer in place.
 (2)  TI/LC reserve is subject to a cap of $2,200,000. In addition, if both AT&T Services, Inc. and Metro PCS Wireless, Inc. extend their leases to at least three years beyond the loan maturity date, the TI/LC reserve will be released to the borrower and monthly deposits will no longer be required.
 (3)  Monthly roof repair reserve deposits of $15,345 will not be required after the May 2017 payment date.
 (4)  The appraised value of $47.0 million includes a $1.0 million value for excess land. In addition, the appraiser determined a dark value of $22.0 million.

Roof Repair Fund(3):	$0		$15,345

Financial Information
Cut-off Date Balance / Sq. Ft.:		$65
Balloon Balance / Sq. Ft.:		$53
Cut-off Date LTV:		43.9%
Balloon LTV:		35.7%
Underwritten NOI DSCR:		2.24x
Underwritten NCF DSCR:		2.01x
Underwritten NOI Debt Yield:		13.8%
Underwritten NCF Debt Yield:		12.4%

TRANSACTION HIGHLIGHTS

▪
Strong Tenants. The property consists of two Class A office towers, 100% occupied by two tenants, AT&T Services, Inc. (“AT&T”) and Metro PCS Wireless, Inc. (“Metro PCS”). AT&T (rated A/A2/A- by Fitch/Moody’s/S&P) began its lease in July 2009 and occupies all of Lakeside Centre I (63.7% of total NRA, 45.2% of underwritten base rent). AT&T has invested over $1.0 million on fiber optic connectivity into the building. Metro PCS (rated NR/NR/B+ by Fitch/Moody’s/S&P) began its lease in December 2007 and occupies all of Lakeside Centre II (36.3% of total NRA, 54.8% of underwritten base rent). Metro PCS is headquartered at the property and in 2011 expanded to an adjacent building that is not part of the collateral. In addition, the loan collateral includes a four-level parking garage with 1,123 parking spaces and 511 surface parking spaces for a parking ratio of 5.13 spaces per 1,000 sq. ft.

▪
Sponsorship. CapLease Credit LLC is a subsidiary of CapLease, Inc., a publicly traded REIT that invests primarily in single-tenant commercial real estate assets subject to long-term leases with credit quality tenants. Since 1996, CapLease, Inc. has originated and underwritten over $4.0 billion in single tenant transactions involving more than 500 properties and over 100 different tenants.

▪
Location. Lakeside Centre I & II is located in the Telecom Corridor, an area with high concentration of telecommunications companies. More than 5,000 businesses have operations within 28 square miles of the property , including several of the world's largest telecommunications/networking companies: AT&T, Verizon, Cisco Systems, Samsung and Fujitsu.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

122

800 South Randall Road Algonquin, IL 60102	Collateral Asset Summary Oakridge Court Shopping Center	Cut-off Date Balance:	$ 20,553,251
		Cut-off Date LTV:	74.2%
		U/W NCF DSCR:	1. 40x
		U/W NOI Debt Yield:	9.3%

Mortgage Loan Information	Property Information
Loan Seller:	CCRE	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type:	Anchored Retail
Sponsor:	E.J. Plesko; David L. Husman	Collateral:	Fee Simple
Borrower:	Oakridge Court, LLC	Location:	Algonquin, IL
Original Balance:	$20,600,000	Year Built / Renovated:	2008-2010 / NAP
Cut-off Date Balance:	$20,553,251	Total Sq. Ft.:	146,570
% by Initial UPB:	1.6%	Property Management:	E.J. Plesko & Associates, Inc.
Interest Rate:	5.0000%	Underwritten NOI:	$1,915,062
Payment Date:	11th of each month	Underwritten NCF:	$1,863,716
First Payment Date:	July 11, 2012	Appraised Value:	$27,700,000
Maturity Date:	June 11, 2022	Appraisal Date:	March 22, 2012
Amortization:	360 months
Additional Debt:	None	Historical NOI
Call Protection:	L(26), D(90), O(4)	2011 NOI:	$1,522,483 (December 31, 2011)
Lockbox / Cash Management(1):	Hard / Springing	2010 NOI:	$1,260,276 (December 31, 2010)
2009 NOI:	$244,455 (December 31, 2009)
Reserves
Initial	Monthly	Historical Occupancy
Taxes:	$125,517	$31,333	Current Occupancy:	98.4% (May 15, 2012)
Insurance:	$41,074	$3,160	2011 Occupancy:	98.4% (December 31, 2011)
Replacement:	$0	$1,834	2010 Occupancy:	90.2% (December 31, 2010)
TI/LC:	$0	$2,445	2009 Occupancy:	83.5% (December 31, 2009)
Star Vision Salon Reserve(2):	$200,000	$0
(1)   Cash management will be triggered upon (i) an event of default, (ii) bankruptcy of the borrower, principal, guarantor or property manager (until such time, only with respect to the property manager, that an acceptable manager is put in place), (iii) if the DSCR is less than 1.10x after the end of two consecutive calendar quarters (until such time that the DSCR is at least 1.15x for two consecutive quarters), (iv) with respect to Shoe Carnival and Dollar Tree Stores, Inc, upon the earlier of (A) 12 months prior to the applicable lease expiration and (B) the date the applicable tenant is required to give notice if it intends to renew (until such time that borrower has entered into a satisfactory lease renewal or replacement lease(s)), or (v) if any of Shoe Carnival, Dollar Tree Stores, Inc, Toys R Us, TJ Maxx or Binneys Beverage Depot, (X) “goes dark”, (Y) files for bankruptcy or (Z) terminates its lease or gives notice of its intention to vacate (until such time that borrower has entered into a satisfactory replacement lease).
(2)    The lease to Star Vision Salon is currently in-place. Funds in this reserve will be released to borrower upon confirmation that the borrower’s work is complete and the tenant is paying rent.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$140
Balloon Balance / Sq. Ft.:	$116
Cut-off Date LTV:	74.2%
Balloon LTV:	61.1%
Underwritten NOI DSCR:	1.44x
Underwritten NCF DSCR:	1.40x
Underwritten NOI Debt Yield:	9.3%
Underwritten NCF Debt Yield:	9.1%

TRANSACTION HIGHLIGHTS

▪
Strong Occupancy / Tenancy. The property is currently 98.4% occupied by eight tenants. National tenants include Toys R Us, TJ Maxx, Dollar Tree Stores, Inc and Shoe Carnival. TJ Maxx, the only tenant required to report sales at the property, reported 2011 sales of $258 PSF and an occupancy cost of 5.2%.

▪	Limited Rollover. 57.3% of the NRA expires after the loan term.
▪	Strategic Location. The property is located directly between a Wal-Mart Supercenter and a SuperTarget in addition to being shadow anchored by JC Penney.
▪
Strong Market. The property is well-positioned along South Randall Road (traffic count of 41,400 vehicles per day), which is a main retail corridor and shopping destination within Chicago’s Northwest Suburbs submarket. The Northwest Suburbs submarket has averaged 90.2% occupancy over the past seven years (2005-2011).

▪
Experienced Sponsorship. Mr. David L. Husman and Mr. Erwin J. Plesko have more than 80 years of combined commercial real estate experience. Mr. Husman is the chairman and co-founder of Equibase Capital Group, LLC (“Equibase”), a leading provider of private equity and debt capital to the real estate industry founded in 1990. Since inception, Equibase has invested over $1 billion in more than 200 transactions. Mr. Plesko is the chairman and president of E.J. Plesko & Associates, Inc, a real estate development and management company founded in 1976.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

123

648 North Plankinton Avenue Milwaukee, WI 53203	Collateral Asset Summary Residence Inn Milwaukee	Cut-off Date Balance:	$19,993,184
		Cut-off Date LTV:	67.5%
		U/W NCF DSCR:	1.52x
		U/W NOI Debt Yield:	11.8%

Mortgage Loan Information				Property Information
Loan Seller:	LCF			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Limited Service Hospitality
Sponsor:	Investcorp US Real Estate, LLC			Collateral(2):	Fee Simple
Borrower:	Historic Hotel Milwaukee LL, LLC			Location:	Milwaukee, WI
Original Balance:	$20,050,000			Year Built / Renovated:	2001 / 2008
Cut-off Date Balance:	$19,993,184			Total Rooms:	131
% by Initial UPB:	1.5%			Property Management:	Sage Client 443, LLC
Interest Rate:	5.7390%			Underwritten NOI:	$2,366,545
Payment Date:	6th of each month			Underwritten NCF:	$2,126,264
First Payment Date:	June 6, 2012			“As-is” Appraised Value:	$29,600,000
Maturity Date:	May 6, 2017			“As-is” Appraisal Date:	March 1, 2012
Amortization:	360 months			“As Stabilized” Appraised Value(3):	$33,400,000
Additional Debt:	None			“As Stabilized” Appraisal Date(3):	March 2, 2015
Call Protection:	L(27), D(30), O(3)
Lockbox / Cash Management:	Hard / In Place			Historical NOI
				TTM NOI:	$2,575,006 (T-12 February 29, 2012)
Reserves				2011 NOI:	$2,505,246 (December 31, 2011)
	Initial		Monthly	2010 NOI:	$2,258,695 (December 31, 2010)
Taxes:	$199,478		$33,246	2009 NOI:	$1,883,391 (December 31, 2009)
Insurance:	$17,776		$1,778
Replacement:	$0	1/12 of 4.0% of Gross Revenue		Historical Occupancy
Seasonality(1):	$65,000		Excess Cash Flow	Current Occupancy:	87.6% (February 29, 2012)
PIP Reserve:	$300,000		$0	2011 Occupancy:	87.2% (December 31, 2011)
				2010 Occupancy:	85.7% (December 31, 2010)
Financial Information				2009 Occupancy:	81.9% (December 31, 2009)
Cut-off Date Balance / Room:		$152,620
(1)   The Seasonality Reserve was funded upfront at the closing of the loan with an amount of $65,000. The remaining $65,000 will be deposited into the Seasonality Reserve over the period of June – August of each year, which coincides with the Residence Inn Milwaukee property’s strongest months, to achieve a cap of $130,000. Upon being drawn down on, the borrower will replenish the Seasonality Reserve up to $130,000 with a full cash flow sweep. The borrower will have the option to request that lender reassess the Seasonality Reserve at any point during the term of the loan. Upon exercise of the option, lender will perform a 24-month look back at the performance of the loan. If the Residence Inn Milwaukee property was able to achieve a 1.00x DSCR for the preceding 24 consecutive months, the Seasonality Reserve will be lowered to a cap of $65,000. Lender has the ability to reassess the Seasonality Reserve at any time and increase if it need be.
(2)   The Residence Inn Milwaukee is part of a commercial condominium in a converted, vintage retail building with other components of the condo consisting primarily of office with some retail and parking.
(3)   The “As Stabilized” Cut-off Date LTV is 59.9% based on achieving stabilization based on the appraiser’s market projections as of March 2, 2015.

Balloon Balance / Room:		$142,672
Cut-off Date LTV:		67.5%
Balloon LTV:		63.1%
Underwritten NOI DSCR:		1.69x
Underwritten NCF DSCR:		1.52x
Underwritten NOI Debt Yield:		11.8%
Underwritten NCF Debt Yield:		10.6%

TRANSACTION HIGHLIGHTS

▪
Performance. The Residence Inn Milwaukee property has achieved over 100% penetration levels in occupancy, ADR and RevPar for the past three years. The February 29, 2012 trailing-12 month occupancy is 87.6%, ADR is $137.71 and RevPAR is $120.67.

▪
Experienced Sponsorship. Investcorp US Real Estate, LLC currently owns a portfolio of 22 hotels containing 6,086 rooms across numerous flags and has acquired and exited 13 hotels totaling an additional 1,300 rooms.

▪	Diverse List of Top Accounts. The top corporate accounts for the Residence Inn Milwaukee include Johnson Controls, Accenture, Deloitte, MillerCoors, Ernst & Young and Northwestern Mutual.
▪
Location. The Residence Inn Milwaukee property is located in the heart of the Milwaukee downtown central business district and is connected to office buildings via an indoor walkway as well as an indoor mall which is across the street from the Residence Inn Milwaukee property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STATEMENT REGARDING ASSUMPTIONS AS TO

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. Inc., Ladder Capital Securities LLC, CastleOak Securities, L.P., KeyBanc Capital Markets Inc., Morgan Stanley & Co. LLC and RBS Securities Inc. (the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2012-CCRE2 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IRS CIRCULAR 230 NOTICE: THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS TERM SHEET IS WRITTEN AND PROVIDED IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE DEPOSITOR AND THE UNDERWRITERS OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

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 Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

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